                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      15
                NOTES TO FINANCIAL STATEMENTS      20
               REPORT OF INDEPENDENT AUDITORS      26



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      27
              TRUSTEE AND OFFICER INFORMATION      28

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                                 CLASS I    CLASS II
------------------------------------------------------------------------
One-year total return based on NAV(1)              -2.46%     -2.80%
------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     6.93%     10.58%
------------------------------------------------------------------------
Commencement date                                04/30/99   09/18/00
------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risk. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

PERFORMANCE OF A $10,000 INVESTMENT

(April 30, 1999--December 31, 2001)

 [LINE GRAPH]

                                                                            STANDARD & POOR'S 500       STANDARD & POOR'S BARRA
                                                                            INDEX IS AN UNMANAGED          VALUE INDEX IS AN
                                                                               INDEX GENERALLY         UNMANAGED INDEX GENERALLY
                                                                          REPRESENTATIVE OF THE U.S.   REPRESENTATIVE OF THE U.S.
                                               LIT-COMSTOCK PORTFOLIO*          STOCK MARKET.*         MARKET FOR VALUE STOCKS.*
                                               -----------------------    --------------------------   --------------------------
4/99                                                  10000.00                     10000.00                     10000.00
                                                      10080.00                      9764.00                      9823.00
                                                      10070.00                     10306.00                     10201.00
                                                       9650.00                      9984.00                      9867.00
                                                       9380.00                      9934.00                      9637.00
                                                       9080.00                      9662.00                      9259.00
                                                       9490.00                     10273.00                      9782.00
                                                       9350.00                     10482.00                      9725.00
12/99                                                  9447.00                     11100.00                     10090.00
                                                       9213.00                     10542.00                      9769.00
                                                       8412.00                     10342.00                      9159.00
                                                       9397.00                     11354.00                     10114.00
                                                       9490.00                     11013.00                     10046.00
                                                       9983.00                     10787.00                     10077.00
6/00                                                   9623.00                     11052.00                      9679.00
                                                       9777.00                     10880.00                      9873.00
                                                      10311.00                     11555.00                     10535.00
                                                      10671.00                     10945.00                     10532.00
                                                      11451.00                     10899.00                     10729.00
                                                      11379.00                     10040.00                     10180.00
12/00                                                 12260.00                     10089.00                     10704.00
                                                      12396.00                     10447.00                     11156.00
                                                      12208.00                      9494.00                     10415.00
                                                      11980.00                      8893.00                     10005.00
                                                      12817.00                      9584.00                     10684.00
                                                      13152.00                      9648.00                     10796.00
6/01                                                  12848.00                      9413.00                     10446.00
                                                      12911.00                      9321.00                     10266.00
                                                      12325.00                      8737.00                      9672.00
                                                      11153.00                      8032.00                      8753.00
                                                      11363.00                      8185.00                      8753.00
                                                      11949.00                      8813.00                      9309.00
12/01                                                 11959.00                      8890.00                      9451.00

This chart compares your portfolio's performance to that of the S&P 500 Index and the S&P Barra Value Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Wiesenberger(R)

                                                                         [PHOTO]
                                                               [PHOTO]
                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--COMSTOCK PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31,
2001. THE TEAM IS LED BY SENIOR PORTFOLIO MANAGER B.
ROBERT BAKER, JR. BAKER HAS BEEN PRIMARILY RESPONSIBLE FOR
MANAGING THE PORTFOLIO SINCE THE PORTFOLIO'S INCEPTION,
AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE
IS JOINED BY PORTFOLIO MANAGERS JASON S. LEDER AND KEVIN
C. HOLT, WHO ARE RESPONSIBLE AS CO-MANAGERS FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE PERIOD, AND HOW DID THE PORTFOLIO PERFORM?

A   The economic slowdown of 2000
carried over well into 2001. Though the Federal Reserve Board cut interest rates 11 times over the course of the year, the economy continued to soften. The terrorist attacks of September 11 exacerbated the slide. However, in the fourth quarter the economy did show signs of bottoming.

    Buoyed by possible economic stimuli from the government and positive news from the war front, markets had regained their post-September 11 losses by year-end. This new optimism among investors helped growth stocks climb back into favor.

    In this difficult market environment, the portfolio returned -2.46 percent during the 12-month period ended December 31, 2001. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of market activity, current performance may vary from the figures shown.

    By comparison, the Standard & Poor's 500 Index lost 11.88 percent, and the Standard & Poor's 500/Barra Value Index returned -11.71 percent. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The S&P Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Both indexes are benchmarks of the portfolio. These indexes are statistical composites that do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   HOW DID YOU MANAGE THE
    PORTFOLIO IN THIS ENVIRONMENT?

A   We remained committed to our
value investment strategy in the challenging market environment of 2001. We invest where we believe the best values are. We focus on evaluating individual stocks, not trying to guess what the market will do next. No one can predict what the market will do on any given day. Rather than let benchmarks and market trends determine where we search for stocks, we look for individual companies that we believe have good fundamentals and attractive valuations.

    Despite a very weak year for technology stocks, in general, the portfolio's technology holdings were a significant positive driver of portfolio performance. Three times during the period--late in the first quarter, late in the second quarter, and again in the fall--we seized the opportunity to buy some companies that we believed had good long-term fundamentals and were trading below what we thought was their fair value.

    We also found opportunities early in 2001 in cyclical industries such as retail, basic materials and industrials--sectors in which valuations and expectations had been low.

Q   WHAT STOCKS HELPED
    PERFORMANCE DURING THE PERIOD?

A   Lowe's, a home improvement
retail chain, was the top contributor to the portfolio's performance. When the economy slowed dramatically at the end of 2000, we were able to purchase the stock at what we believed to be an attractive valuation. We believed that Lowe's displayed other positive fundamentals such as a strong management team. The stock returned 126 percent for the portfolio in 2001.

    Consumer electronics retailer Best Buy was another stock that performed well for the portfolio. The company struggled in 2000 due to weak sales and concern about an acquisition. However, we were able to buy the stock at what we believed to be a reasonable valuation. Sales and operations improved in 2001, and the acquisition difficulties did not materialize. The company's performance reflected these positive fundamentals.

    Another top performer for the portfolio was ChevronTexaco, an oil and gas corporation. Oil and gas prices were high in the first part of 2001, which was not reflected in the stock prices. We were able to buy this stock at what we believed to be a reasonable valuation.

    The portfolio also benefited from strong stock selection within the technology sector. Computer manufacturer Dell and software developer Microsoft were positive contributors for the portfolio.

    Keep in mind that not all securities in the portfolio performed as favorably, nor is there any guarantee that the securities will perform as well or will be held by the portfolio in the future.

Q   WHAT STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   The largest detractor from
performance was Halliburton, an oil services company. Halliburton performed poorly due to concerns about asbestos litigation that were exacerbated in December after juries awarded large damages to plaintiffs in a few court cases. At the time Halliburton represented the portfolio's largest holding. We believe that the stock's risk-return profile is still attractive.

    Though clothing retailer Gap was one of the portfolio's top performers in the first half of 2001, it became one of the largest detractors for the portfolio by the end of the reporting period. A weak economy and poor merchandising hurt sales, but we do have confidence that Gap may be able to improve its merchandising.

    Stilwell, a financial services company, and Reliant Energy, an energy utility, also came up short of our expectations.

Q   WHAT IS YOUR OUTLOOK FOR
    THE FUTURE?

A   We do not focus on economic or
market outlooks. As bottom-up stock pickers, we believe that we better serve investors by seeking attractive investments one company at a time, rather than spending time considering macroeconomic factors. We will continue to use our value investment discipline to select stocks for the portfolio.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  89.5%
ADVERTISING  1.1%
Interpublic Group Co., Inc. ................................   73,600   $  2,174,144
                                                                        ------------

AIRLINES  0.1%
AMR Corp. (a)...............................................   13,200        292,644
                                                                        ------------
APPAREL RETAIL  2.6%
The Gap, Inc. ..............................................  249,600      3,479,424
The Limited, Inc. ..........................................  118,100      1,738,432
                                                                        ------------
                                                                           5,217,856
                                                                        ------------
APPLICATION SOFTWARE  0.5%
Electronics for Imaging, Inc. (a)...........................   47,400      1,057,494
                                                                        ------------

BANKS  2.7%
Bank of America Corp. ......................................   25,797      1,623,921
FleetBoston Financial Corp. ................................   17,318        632,107
Instinet Group, Inc. (a)....................................   13,900        139,695
SunTrust Banks, Inc. .......................................   14,300        896,610
Washington Mutual, Inc. ....................................   26,870        878,649
Wells Fargo & Co. ..........................................   26,410      1,147,514
                                                                        ------------
                                                                           5,318,496
                                                                        ------------
COMPUTER HARDWARE  1.6%
Compaq Computer Corp. ......................................  163,500      1,595,760
Dell Computer Corp. (a).....................................   16,100        437,598
Gateway, Inc. (a)...........................................   13,000        104,520
Hewlett-Packard Co. ........................................   43,400        891,436
International Business Machines Corp. ......................      900        108,864
                                                                        ------------
                                                                           3,138,178
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  0.8%
Lexmark International, Inc., Class A (a)....................   27,700      1,634,300
                                                                        ------------

CONSUMER FINANCE  0.3%
Capital One Financial Corp. ................................   11,900        642,005
                                                                        ------------

DEPARTMENT STORES  3.0%
Federated Department Stores, Inc. (a).......................  144,960      5,928,864
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED CHEMICALS  2.7%
Dow Chemical Co. ...........................................   67,600   $  2,283,528
Du Pont (E.I.) de Nemours & Co. ............................   72,600      3,086,226
                                                                        ------------
                                                                           5,369,754
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  3.3%
Bear Stearns Co., Inc. .....................................    5,590        327,798
Freddie Mac.................................................   48,640      3,181,056
J.P. Morgan Chase & Co. ....................................   16,455        598,139
Nationwide Financial Services, Inc., Class A................    2,300         95,358
Stilwell Financial, Inc. ...................................   67,800      1,845,516
USA Education, Inc. ........................................    6,070        510,001
                                                                        ------------
                                                                           6,557,868
                                                                        ------------
DIVERSIFIED METALS & MINING  0.7%
Fording, Inc. (Canada)......................................    3,040         54,325
Freeport-McMoRan Copper & Gold, Inc., Class B (a)...........   97,955      1,311,617
                                                                        ------------
                                                                           1,365,942
                                                                        ------------
DRUG RETAIL  0.7%
CVS Corp. ..................................................   46,000      1,361,600
                                                                        ------------

ELECTRIC UTILITIES  10.0%
American Electric Power Co., Inc. ..........................   25,572      1,113,149
Constellation Energy Group, Inc. ...........................   16,930        449,491
Duke Energy Corp. ..........................................   38,000      1,491,880
Exelon Corp. ...............................................   55,395      2,652,313
IDACORP, Inc. ..............................................   15,050        611,030
NSTAR.......................................................    6,366        285,515
OGE Energy Corp. ...........................................   13,620        314,350
Public Service Enterprise Group.............................   17,900        755,201
Reliant Energy, Inc. .......................................  185,700      4,924,764
Scottish Power PLC--ADR (United Kingdom)....................   69,164      1,500,859
Southern Co. ...............................................   70,300      1,782,105
TXU Corp. ..................................................   66,490      3,135,003
Xcel Energy, Inc. ..........................................   23,568        653,776
                                                                        ------------
                                                                          19,669,436
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.2%
Flextronics International Ltd. (Singapore) (a)..............   14,300        343,057
Jabil Circuit, Inc. (a).....................................   40,700        924,704
KEMET Corp. (a).............................................   23,100        410,025
Solectron Corp. (a).........................................  234,000      2,639,520
                                                                        ------------
                                                                           4,317,306
                                                                        ------------
ENVIRONMENTAL SERVICES  0.5%
Waste Management, Inc. .....................................   32,930      1,050,796
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
FOOD RETAIL  1.4%
Kroger Co. (a)..............................................  129,200   $  2,696,404
                                                                        ------------

GOLD  0.9%
Barrick Gold Corp. (Canada).................................   64,930      1,035,633
Placer Dome, Inc. (Canada)..................................   72,470        790,648
                                                                        ------------
                                                                           1,826,281
                                                                        ------------
HEALTH CARE FACILITIES  0.3%
HCA, Inc. ..................................................   13,725        528,961
                                                                        ------------

HOTELS  0.0%
Fairmont Hotels & Resorts, Inc. (Canada)....................    4,325        103,368
                                                                        ------------

HOUSEHOLD PRODUCTS  1.9%
Kimberly-Clark Corp. .......................................   15,060        900,588
Procter & Gamble Co. .......................................   34,900      2,761,637
                                                                        ------------
                                                                           3,662,225
                                                                        ------------
HOUSEWARES & SPECIALTIES  0.4%
Newell Rubbermaid, Inc. ....................................   28,200        777,474
                                                                        ------------

INDUSTRIAL MACHINERY  0.8%
Cognex Corp. (a)............................................   45,200      1,157,572
Ingersoll-Rand Co. .........................................   10,500        439,005
                                                                        ------------
                                                                           1,596,577
                                                                        ------------
INSURANCE BROKERS  0.7%
Aon Corp. ..................................................   36,700      1,303,584
                                                                        ------------

INTEGRATED OIL & GAS  7.6%
BP PLC--ADR (United Kingdom)................................  169,580      7,887,166
ChevronTexaco Corp. ........................................   31,090      2,785,975
Conoco, Inc. ...............................................  150,400      4,256,320
                                                                        ------------
                                                                          14,929,461
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  3.7%
AT&T Corp. .................................................   50,000        907,000
Deutsche Telekom AG--ADR (Germany)..........................   57,100        964,990
Sprint Corp. ...............................................  233,700      4,692,696
Verizon Communications, Inc. ...............................   15,280        725,189
                                                                        ------------
                                                                           7,289,875
                                                                        ------------
IT CONSULTING & SERVICES  0.5%
Check Point Software Technologies Ltd. (Israel) (a).........   16,800        670,152
SunGard Data Systems, Inc. (a)..............................   11,000        318,230
                                                                        ------------
                                                                             988,382
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
LIFE & HEALTH INSURANCE  1.1%
Principal Financial Group, Inc. (a).........................   19,400   $    465,600
Torchmark Corp. ............................................   31,010      1,219,623
UnumProvident Corp. ........................................   16,600        440,066
                                                                        ------------
                                                                           2,125,289
                                                                        ------------
MANAGED HEALTH CARE  0.9%
Aetna, Inc. ................................................   37,700      1,243,723
Anthem, Inc. (a)............................................    9,100        450,450
                                                                        ------------
                                                                           1,694,173
                                                                        ------------
MARINE  0.0%
CP Ships Ltd (United Kingdom) (a)...........................    4,325         46,970
                                                                        ------------

MOVIES & ENTERTAINMENT  0.6%
Walt Disney Co. ............................................   55,000      1,139,600
                                                                        ------------

NETWORKING EQUIPMENT  0.1%
Cisco Systems, Inc. (a).....................................    9,700        175,667
                                                                        ------------

OIL & GAS DRILLING  1.1%
Diamond Offshore Drilling, Inc. ............................   70,380      2,139,552
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  5.7%
Halliburton Co. ............................................  500,890      6,561,659
PanCanadian Energy Corp. (Canada)...........................   13,044        339,144
Schlumberger Ltd. ..........................................   77,450      4,255,878
                                                                        ------------
                                                                          11,156,681
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  0.4%
Apache Corp. ...............................................    5,250        261,870
Burlington Resources, Inc. .................................   10,300        386,662
Unocal Corp. ...............................................    1,790         64,565
                                                                        ------------
                                                                             713,097
                                                                        ------------
PACKAGED FOODS  3.3%
ConAgra Foods, Inc. ........................................  105,800      2,514,866
Sara Lee Corp. .............................................  182,360      4,053,863
                                                                        ------------
                                                                           6,568,729
                                                                        ------------
PAPER PACKAGING  0.6%
Sealed Air Corp. (a)........................................   29,500      1,204,190
                                                                        ------------

PAPER PRODUCTS  3.1%
Boise Cascade Corp. ........................................   38,590      1,312,446
International Paper Co. ....................................  119,079      4,804,838
                                                                        ------------
                                                                           6,117,284
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS  4.5%
American Home Products Corp. ...............................   22,700   $  1,392,872
Aventis SA--ADR (France)....................................    6,855        486,705
Bristol-Myers Squibb Co. ...................................   30,300      1,545,300
Merck & Co., Inc. ..........................................   15,600        917,280
Pharmacia Corp. ............................................   50,200      2,141,030
Roche Holdings AG--ADR (Switzerland)........................   14,000        976,500
Schering-Plough Corp. ......................................   39,500      1,414,495
                                                                        ------------
                                                                           8,874,182
                                                                        ------------
PROPERTY & CASUALTY  3.7%
Allstate Corp. .............................................   87,600      2,952,120
AMBAC Financial Group, Inc. ................................   27,480      1,589,993
Berkshire Hathaway, Inc., Class B (a).......................      485      1,224,625
Chubb Corp. ................................................   16,450      1,135,050
LandAmerica Financial Group, Inc. ..........................   16,120        462,644
                                                                        ------------
                                                                           7,364,432
                                                                        ------------
RAILROADS  0.6%
Burlington Northern Santa Fe Corp. .........................   32,800        935,784
Canadian Pacific Railway Ltd. (Canada)......................    8,750        170,625
                                                                        ------------
                                                                           1,106,409
                                                                        ------------
RESTAURANTS  1.9%
McDonald's Corp. ...........................................  130,400      3,451,688
Outback Steakhouse, Inc. (a)................................    6,700        229,475
                                                                        ------------
                                                                           3,681,163
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  0.9%
Applied Materials, Inc. (a).................................    2,200         88,220
Credence Systems Corp. (a)..................................   61,300      1,138,341
Novellus Systems, Inc. (a)..................................   12,000        473,400
                                                                        ------------
                                                                           1,699,961
                                                                        ------------
SEMICONDUCTORS  0.1%
Intel Corp. ................................................    8,300        261,035
                                                                        ------------

SOFT DRINKS  0.5%
Coca Cola Enterprises, Inc. ................................   56,800      1,075,792
                                                                        ------------

SPECIALTY CHEMICALS  0.5%
Rohm & Haas Co. ............................................   29,400      1,018,122
                                                                        ------------

SPECIALTY STORES  0.7%
Zale Corp. (a)..............................................   31,500      1,319,220
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
STEEL  0.7%
USX-U.S. Steel Group (a)....................................   81,690   $  1,479,406
                                                                        ------------

SYSTEMS SOFTWARE  0.6%
BMC Software, Inc. (a)......................................   37,800        618,786
Microsoft Corp. (a).........................................    7,780        515,425
                                                                        ------------
                                                                           1,134,211
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  5.4%
Andrew Corp. (a)............................................   28,900        632,621
Comverse Technology, Inc. (a)...............................   91,800      2,053,566
Ericsson LM Tel, Class B--ADR (Sweden)......................  152,200        794,484
JDS Uniphase Corp. (a)......................................  131,700      1,143,156
Motorola, Inc. .............................................  343,800      5,163,876
Nokia Corp.--ADR (Finland)..................................   35,900        880,627
                                                                        ------------
                                                                          10,668,330
                                                                        ------------
TOBACCO  1.2%
Philip Morris Co., Inc. ....................................   51,440      2,358,524
                                                                        ------------

WIRELESS TELECOMMUNICATION SERVICES  0.3%
AT&T Wireless Services, Inc. (a)............................   37,267        535,527
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  89.5%
  (Cost $179,378,545)................................................    176,456,821
                                                                        ------------

REPURCHASE AGREEMENT  14.1%
UBS Securities ($27,787,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
  01/02/02 at $27,789,624)
  (Cost $27,787,000).................................................     27,787,000
                                                                        ------------

TOTAL INVESTMENTS  103.6%
  (Cost $207,165,545)................................................    204,243,821
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.6%)........................     (7,177,183)
                                                                        ------------

NET ASSETS  100.0%...................................................   $197,066,638
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments, including repurchase agreement of
  $27,787,000 (Cost $207,165,545)...........................    $204,243,821
Cash........................................................             310
Receivables:
  Investments Sold..........................................       1,343,534
  Portfolio Shares Sold.....................................         826,123
  Dividends.................................................         201,979
  Interest..................................................           1,312
Other.......................................................          18,204
                                                                ------------
    Total Assets............................................     206,635,283
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       9,209,990
  Portfolio Shares Repurchased..............................         135,618
  Investment Advisory Fee...................................          93,933
  Distributor and Affiliates................................          44,652
Accrued Expenses............................................          59,974
Trustees' Deferred Compensation and Retirement Plans........          24,478
                                                                ------------
    Total Liabilities.......................................       9,568,645
                                                                ------------
NET ASSETS..................................................    $197,066,638
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $199,271,713
Accumulated Undistributed Net Investment Income.............       1,318,756
Accumulated Distributions in Excess of Net Realized Gain....        (602,107)
Net Unrealized Depreciation.................................      (2,921,724)
                                                                ------------
NET ASSETS..................................................    $197,066,638
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $80,854,303 and
    7,078,373 shares of beneficial interest issued and
    outstanding)............................................    $      11.42
                                                                ============
  Class II Shares (Based on net assets of $116,212,335 and
    10,204,158 shares of beneficial interest issued and
    outstanding)............................................    $      11.39
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $17,550).....    $ 1,799,628
Interest....................................................        494,243
                                                                -----------
    Total Income............................................      2,293,871
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        617,834
Distribution (12b-1) and Service Fees.......................        139,714
Custody.....................................................         48,386
Shareholder Reports.........................................         48,114
Shareholder Services........................................         17,925
Trustees' Fees and Related Expenses.........................         15,414
Legal.......................................................          2,264
Other.......................................................         69,903
                                                                -----------
    Total Expenses..........................................        959,554
    Less Credits Earned on Cash Balances....................          1,471
                                                                -----------
    Net Expenses............................................        958,083
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,335,788
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   888,571
  Futures...................................................     (1,387,778)
  Foreign Currency Transactions.............................            125
                                                                -----------
Net Realized Loss...........................................       (499,082)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      2,642,957
  End of the Period.........................................     (2,921,724)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (5,564,681)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(6,063,763)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(4,727,975)
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                    YEAR ENDED           YEAR ENDED
                                                 DECEMBER 31, 2001    DECEMBER 31, 2000
                                                 --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................   $  1,335,788          $   158,720
Net Realized Gain/Loss..........................       (499,082)             249,770
Net Unrealized Appreciation/Depreciation During
  the Period....................................     (5,564,681)           2,719,995
                                                   ------------          -----------
Change in Net Assets from Operations............     (4,727,975)           3,128,485
                                                   ------------          -----------

Distributions from Net Investment Income:
  Class I Shares................................            -0-             (112,156)
  Class II Shares...............................            -0-              (58,020)
                                                   ------------          -----------
                                                            -0-             (170,176)
                                                   ------------          -----------

Distributions from Net Realized Gain*:
  Class I Shares................................        (96,134)            (123,850)
  Class II Shares...............................        (88,000)             (53,438)
                                                   ------------          -----------
                                                       (184,134)            (177,288)
                                                   ------------          -----------
Total Distributions.............................       (184,134)            (347,464)
                                                   ------------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................     (4,912,109)           2,781,021
                                                   ------------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................    183,870,579           23,535,840
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................        184,134              347,464
Cost of Shares Repurchased......................     (8,878,630)          (1,456,300)
                                                   ------------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................    175,176,083           22,427,004
                                                   ------------          -----------
TOTAL INCREASE IN NET ASSETS....................    170,263,974           25,208,025
NET ASSETS:
Beginning of the Period.........................     26,802,664            1,594,639
                                                   ------------          -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,318,756 and $(17,157), respectively).......   $197,066,638          $26,802,664
                                                   ============          ===========
* Including Short-Term Gains of:
  Class I Shares................................   $     91,891          $    78,567
  Class II Shares...............................         84,115               30,413
                                                   ------------          -----------
    Total Short-Term Gains......................   $    176,006          $   108,980
                                                   ============          ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       APRIL 30, 1999
                                                     YEAR ENDED         (COMMENCEMENT
                                                    DECEMBER 31,        OF INVESTMENT
CLASS I SHARES                                    ----------------     OPERATIONS) TO
                                                   2001      2000     DECEMBER 31, 1999
                                                  -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......... $11.75    $ 9.31         $10.00
                                                  ------    ------         ------
  Net Investment Income..........................    .09       .14            .10
  Net Realized and Unrealized Gain/Loss..........   (.38)     2.57           (.66)
                                                  ------    ------         ------
Total from Investment Operations.................   (.29)     2.71           (.56)
                                                  ------    ------         ------
Less:
  Distributions from and in Excess of Net
    Investment Income............................    -0-       .09            .13
  Distributions from and in Excess of Net
    Realized Gain................................    .04       .18            -0-
                                                  ------    ------         ------
Total Distributions..............................    .04       .27            .13
                                                  ------    ------         ------
NET ASSET VALUE, END OF THE PERIOD............... $11.42    $11.75         $ 9.31
                                                  ======    ======         ======

Total Return*.................................... -2.46%    29.79%       -5.53%**
Net Assets at End of the Period (In millions).... $ 80.9    $ 16.7         $  1.6
Ratio of Expenses to Average Net Assets* (a).....   .81%     1.01%           .95%
Ratio of Net Investment Income to Average Net
  Assets*........................................  1.42%     2.49%          1.99%
Portfolio Turnover...............................    50%       74%            42%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    N/A     2.20%         10.36%
Ratio of Net Investment Income/Loss to Average
  Net Assets.....................................    N/A     1.30%         (7.42%)

** Non-Annualized

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .06% for the year ended December 31, 2000.

N/A--Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      SEPTEMBER 18, 2000
                                                                        (COMMENCEMENT
                                                       YEAR ENDED       OF INVESTMENT
CLASS II SHARES                                       DECEMBER 31,      OPERATIONS) TO
                                                          2001        DECEMBER 31, 2000
                                                      ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............    $11.75             $10.19
                                                         ------             ------
  Net Investment Income..............................       .10                .04
  Net Realized and Unrealized Gain/Loss..............      (.42)              1.68
                                                         ------             ------
Total from Investment Operations.....................      (.32)              1.72
                                                         ------             ------
Less:
  Distributions from and in Excess of Net Investment
    Income...........................................       -0-                .08
  Distributions from and in Excess of Net Realized
    Gain.............................................       .04                .08
                                                         ------             ------
Total Distributions..................................       .04                .16
                                                         ------             ------
NET ASSET VALUE, END OF THE PERIOD...................    $11.39             $11.75
                                                         ======             ======

Total Return* (a)....................................    -2.80%           17.07%**
Net Assets at End of the Period (In millions)........    $116.2             $ 10.1
Ratio of Expenses to Average Net Assets*.............     1.04%              1.20%
Ratio of Net Investment Income to Average Net
  Assets*............................................     1.19%              2.14%
Portfolio Turnover...................................       50%                74%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............       N/A              2.38%
Ratio of Net Investment Income to Average Net
  Assets.............................................       N/A               .96%

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

N/A--Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware Business Unit, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $209,792,008; the aggregate gross unrealized appreciation is $7,601,680 and the aggregate gross unrealized depreciation is $13,149,867, resulting in net unrealized depreciation on long- and short-term investments of $5,548,187.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of accumulated undistributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent difference relating to a currency gain totaling $125 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Portfolio's custody fee was reduced by $1,471 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................      .60%
Over $500 million...........................................      .55%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the year ended December 31, 2001, the Adviser did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $2,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $18,200, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $15,800. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $18,183 are included in "Other" assets on

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $11,511.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $81,200,912 and $118,070,801 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   6,334,251    $ 74,284,697
  Class II...............................................   9,431,069     109,585,882
                                                           ----------    ------------
Total Sales..............................................  15,765,320    $183,870,579
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................       8,530    $     96,134
  Class II...............................................       7,808          88,000
                                                           ----------    ------------
Total Dividend Reinvestment..............................      16,338    $    184,134
                                                           ==========    ============
Repurchases:
  Class I................................................    (684,022)   $ (7,813,803)
  Class II...............................................     (95,894)     (1,064,827)
                                                           ----------    ------------
Total Repurchases........................................    (779,916)   $ (8,878,630)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $14,633,884 and $9,461,746 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I..................................................  1,366,538    $14,172,328
  Class II.................................................    852,259      9,363,512
                                                             ---------    -----------
Total Sales................................................  2,218,797    $23,535,840
                                                             =========    ===========
Dividend Reinvestment:
  Class I..................................................     21,969    $   236,006
  Class II.................................................     10,132        111,458
                                                             ---------    -----------
Total Dividend Reinvestment................................     32,101    $   347,464
                                                             =========    ===========
Repurchases:
  Class I..................................................   (140,132)   $(1,443,079)
  Class II.................................................     (1,216)       (13,221)
                                                             ---------    -----------
Total Repurchases..........................................   (141,348)   $(1,456,300)
                                                             =========    ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $202,685,306 and $46,075,007, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $25,000, for the year ended December 31, 2001, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................       -0-
Futures Opened..............................................        99
Futures Closed..............................................       (99)
                                                                   ---
Outstanding at December 31, 2001............................       -0-
                                                                   ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $100,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Comstock Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for the period ended December 31, 1999 was audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
COMSTOCK PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distribution paid by the Portfolio during its taxable year ended December 31, 2001. The Portfolio designated and paid $8,128 as a long-term capital gain distribution. For corporate shareholders, 29% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1998  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1998  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1998  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1998  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1998  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1998  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1998  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT ANR COM 2/02                                               Member NASD/SIPC.
                                                                 5199B02-AP-2/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      21
               REPORT OF INDEPENDENT AUDITORS      26



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      27
              TRUSTEE AND OFFICER INFORMATION      28

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.3%
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            0.2%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                                 CLASS I    CLASS II
--------------------------------------------------------------------
One-year total return based on NAV(1)             -31.49%    -31.66%
------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                             15.82%        N/A
------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                    17.47%    -38.98%
------------------------------------------------------------------------
Commencement date                                07/03/95   09/18/00
------------------------------------------------------------------------

    N/A - Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risk. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

PERFORMANCE OF A $10,000 INVESTMENT

(July 3, 1995--December 31, 2001)

 [LINE GRAPH]

                                                                                               RUSSELL 1000(R) GROWTH INDEX IS AN
                                                                                                   UNMANAGED INDEX GENERALLY
                                                                                               REPRESENTATIVE OF THE U.S. MARKET
                                                                                                FOR LARGE-CAPITALIZATION GROWTH
                                                             LIT-EMERGING GROWTH PORTFOLIO*                STOCKS.**
                                                             ------------------------------    ----------------------------------
7/3/95                                                                  10000.00                            10000.00
                                                                        11270.00                            10858.40
12/95                                                                   11710.00                            11353.10
                                                                        12540.00                            11962.60
                                                                        13690.00                            12723.70
                                                                        14180.00                            13182.00
12/96                                                                   13660.00                            13978.00
                                                                        12550.00                            14053.10
                                                                        14850.00                            16711.20
                                                                        17450.00                            17967.10
12/97                                                                   16450.00                            18239.90
                                                                        19037.00                            21003.80
                                                                        20097.00                            21957.30
                                                                        17676.00                            19962.50
12/98                                                                   22628.00                            25300.00
                                                                        25839.00                            26908.40
                                                                        27600.00                            27943.90
                                                                        28800.00                            26920.00
12/99                                                                   46247.00                            33689.40
                                                                        58004.00                            36089.60
                                                                        51647.00                            35115.50
                                                                        55217.00                            33226.90
12/00                                                                   41551.00                            26134.60
                                                                        31969.00                            20672.30
                                                                        32571.00                            22412.90
                                                                        25876.00                            18062.30
12/01                                                                   28466.00                            20797.10

This chart compares your portfolio's performance to that of the Russell 1000(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
 * Wiesenberger(R)
** Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--EMERGING GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN FOR THE 12 MONTHS ENDED DECEMBER 31, 2001. THE TEAM IS LED BY GARY LEWIS, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY, DAVID WALKER, DUDLEY BRICKHOUSE, AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE REPORTING PERIOD?

A   The past 12 months have been
disappointing for the emerging growth discipline. The portfolio returned -31.49 percent for the 12 months ended December 31, 2001. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers /reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of market activity, current performance may vary from the figures shown.

    By comparison, the Russell 1000(R) Growth Index returned -20.42 percent. The Russell 1000(R) Growth Index is an unmanaged index generally representative of the U.S. market for large-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   TO WHAT DO YOU ATTRIBUTE THE
    PORTFOLIO'S PERFORMANCE?

A   During the period, the portfolio's
strategy, which seeks stocks with rising earnings expectations and rising valuations, did not work as well as it has over longer time periods. Our investment criteria are designed to seek stocks that exhibit improving fundamentals and are currently being rewarded by the market. But, given the deterioration in the U.S. economy and the subsequent decline in corporate earnings, investor sentiment--more so than fundamentals--appeared to drive the market. In this environment, the portfolio struggled.

    In addition, as we mentioned, fundamentals generally deteriorated throughout 2001, which led us to position the portfolio relatively defensively. Compared to the portfolio's benchmark, the Russell 1000(R) Growth Index, the portfolio was more broadly diversified across sectors, with a lower weighting in technology. This positioning generally helped the portfolio, except during three significant cyclical rallies--January, April, and early October--that followed surprise rate cuts by the Federal Reserve Board (the Fed). After these rate cuts, investors' hopes for economic recovery seemed to soar, and the portfolio was not positioned to fully take advantage of the market's gains.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET ENVIRONMENT DURING THE PERIOD?

A   Overall, the past year was
tremendously frustrating for stock investors. There have been no trends or patterns in the market, and the correlation between stock prices and fundamental trends was at a six-year low. The rapid sector rotation, volatility, and sentiment-driven stock price movements have made for an enormously challenging backdrop.

    However, toward the end of the period, we began to see some encouraging trends of a bottoming in the markets and more stable economic data. Fundamentals also seemed to be stabilizing, and investors and company managements appeared to have renewed hope for continued improvement.

Q   WHAT WAS YOUR STRATEGY FOR
    MANAGING THE PORTFOLIO IN THIS ENVIRONMENT?

A   Our investment discipline remains
the same: we look to invest in stocks with rising earnings expectations and rising valuations. However, during particularly unstable economic and market conditions, most stocks generally experience diminished or declining earnings. These conditions prevailed during the period, and therefore we favored those companies whose valuations were falling the least.

    Because of the added risk brought on by the recent economic downturn, we looked to both increase the number of portfolio holdings and increase diversification. Given the extraordinarily volatile market conditions, we had difficulty identifying areas of the market with what we believed to be sustainable strength.

Q   WHAT STOCKS CONTRIBUTED TO THE
    PORTFOLIO'S PERFORMANCE?

A   The portfolio benefited from
strong performance by stocks in several different areas of the market. Despite a deteriorating environment for most technology companies, graphics chip maker NVIDIA was able to capture market share. In addition, a stronger-than-expected PC cycle late in the year helped boost NVIDIA's stock price. Another technology holding, security software company Network Associates, benefited from renewed attention to computer viruses and the heightened need for security after the September 11 terrorist attacks.

    Some retail stocks were also positive contributors to the portfolio's performance. Strong fundamentals and a resilient consumer helped Lowe's and Bed Bath & Beyond. Financial services data processing companies Concord EFS and First Data exhibited consistent earnings growth in a year of uncertain revenues for most other financial services companies. As a result, the market rewarded these companies with rising valuations during the period.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Q   WHAT STOCKS DETRACTED FROM THE
    PORTFOLIO'S PERFORMANCE?

A   Despite positive performance from
some of the portfolio's technology holdings, stock selection in the technology sector as a whole was primarily responsible for the portfolio's negative return. For example, EMC, which manufactures storage equipment, lost pricing power when demand for its products collapsed. Also, after the events of September 11, investors feared that many software companies would not be able to close the books on third-quarter business. (Software sales have tended to occur in the third month of any given quarter, which was September for the third quarter.) High-valuation software stocks declined more severely than lower-valuation software stocks. Accordingly, portfolio holdings Check Point Software, which designs security software, and Siebel Systems, which provides sales force automation software, dragged down the portfolio's performance.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MONTHS AHEAD?

A   We are cautiously optimistic that
the Fed's rate cuts may help bring about a long-term recovery and an improvement in fundamentals. From a macro standpoint, many factors could point to a better market environment going forward, including the anticipated fiscal stimulus package, the ongoing monetary stimulus, more positive news from the war front, and most encouragingly, more optimistic news from the companies themselves. We hope these conditions can help to restore a stock market that is driven by fundamentals, not by sentiment.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  90.6%
ADVERTISING  0.8%
Omnicom Group, Inc. ........................................   15,000   $  1,340,250
TMP Worldwide, Inc. (a).....................................   70,000      3,003,000
                                                                        ------------
                                                                           4,343,250
                                                                        ------------
AEROSPACE & DEFENSE  1.0%
Lockheed Martin Corp. ......................................  110,000      5,133,700
                                                                        ------------

AIR FREIGHT & COURIERS  0.5%
FedEx Corp. (a).............................................   48,000      2,490,240
                                                                        ------------

AIRLINES  0.4%
Southwest Airlines Co. .....................................  118,000      2,180,640
                                                                        ------------

APPAREL RETAIL  0.4%
TJX Co., Inc. ..............................................   50,000      1,993,000
                                                                        ------------

APPLICATION SOFTWARE  3.5%
Electronic Arts, Inc. (a)...................................   85,000      5,095,750
Intuit, Inc. (a)............................................   92,000      3,935,760
PeopleSoft, Inc. (a)........................................  165,000      6,633,000
Rational Software Corp. (a).................................  120,000      2,340,000
                                                                        ------------
                                                                          18,004,510
                                                                        ------------
AUTO PARTS & EQUIPMENT  0.5%
Johnson Controls, Inc. .....................................   25,000      2,018,750
Magna International, Inc., Class A (Canada).................   10,000        634,700
                                                                        ------------
                                                                           2,653,450
                                                                        ------------
BANKS  2.2%
Bank of America Corp. ......................................   45,000      2,832,750
Dime Bancorp, Inc. .........................................   45,000      1,623,600
Fifth Third Bancorp.........................................   45,000      2,759,850
First Tennessee National Corp. .............................   35,000      1,269,100
North Fork Bancorp, Inc. ...................................   30,000        959,700
SouthTrust Corp. ...........................................   90,000      2,220,300
                                                                        ------------
                                                                          11,665,300
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BIOTECHNOLOGY  4.0%
Amgen, Inc. (a).............................................   60,000   $  3,386,400
Cephalon, Inc. (a)..........................................   15,000      1,133,775
Genzyme Corp. (a)...........................................   95,000      5,686,700
Gilead Sciences, Inc. (a)...................................   75,000      4,929,000
IDEC Pharmaceuticals Corp. (a)..............................   80,000      5,514,400
                                                                        ------------
                                                                          20,650,275
                                                                        ------------
BROADCASTING & CABLE TV  0.9%
Clear Channel Communications, Inc. (a)......................   45,000      2,290,950
USA Networks, Inc. (a)......................................   95,000      2,594,450
                                                                        ------------
                                                                           4,885,400
                                                                        ------------
CASINOS & GAMING  0.6%
International Game Technology (a)...........................   48,000      3,278,400
                                                                        ------------

COMPUTER & ELECTRONICS RETAIL  1.4%
Best Buy Co., Inc. (a)......................................   80,000      5,958,400
Circuit City Stores-Circuit City Group......................   60,000      1,557,000
                                                                        ------------
                                                                           7,515,400
                                                                        ------------
COMPUTER HARDWARE  4.1%
Dell Computer Corp. (a).....................................  335,000      9,105,300
International Business Machines Corp. ......................   75,000      9,072,000
Sun Microsystems, Inc. (a)..................................  240,000      2,952,000
                                                                        ------------
                                                                          21,129,300
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  0.2%
Emulex Corp. (a)............................................   25,000        987,750
                                                                        ------------

CONSUMER FINANCE  0.2%
MBNA Corp. .................................................   30,000      1,056,000
                                                                        ------------

DATA PROCESSING SERVICES  2.5%
Affiliated Computer Services, Inc., Class A (a).............   35,000      3,714,550
First Data Corp. ...........................................   90,000      7,060,500
Fiserv, Inc. (a)............................................   47,500      2,010,200
                                                                        ------------
                                                                          12,785,250
                                                                        ------------
DEPARTMENT STORES  1.1%
Kohl's Corp. (a)............................................   81,000      5,705,640
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED COMMERCIAL SERVICES  4.0%
Apollo Group, Inc., Class A (a).............................   45,000   $  2,025,450
Cendant Corp. (a)...........................................  240,000      4,706,400
Concord EFS, Inc. (a).......................................  306,000     10,030,680
H&R Block, Inc. ............................................   85,000      3,799,500
                                                                        ------------
                                                                          20,562,030
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  2.1%
Charles Schwab Corp. .......................................  165,000      2,552,550
Freddie Mac.................................................   48,000      3,139,200
Lehman Brothers Holdings, Inc. .............................   35,000      2,338,000
USA Education, Inc. ........................................   35,000      2,940,700
                                                                        ------------
                                                                          10,970,450
                                                                        ------------
ELECTRIC UTILITIES  0.5%
Calpine Corp. (a)...........................................  140,000      2,350,600
                                                                        ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  1.9%
Broadcom Corp., Class A (a).................................   72,000      2,942,640
Intersil Corp., Class A (a).................................   60,000      1,935,000
Sanmina-SCI Corp. (a).......................................   95,000      1,890,500
Semtech Corp. (a)...........................................   55,000      1,962,950
Waters Corp. (a)............................................   25,000        968,750
                                                                        ------------
                                                                           9,699,840
                                                                        ------------
ENVIRONMENTAL SERVICES  0.6%
Waste Management, Inc. .....................................   90,000      2,871,900
                                                                        ------------

FOOD RETAIL  0.2%
Whole Foods Market, Inc. (a)................................   25,000      1,089,000
                                                                        ------------

FOOTWEAR  0.8%
NIKE, Inc., Class B.........................................   75,000      4,218,000
                                                                        ------------

GENERAL MERCHANDISE STORES  2.8%
Costco Wholesale Corp. (a)..................................  120,000      5,325,600
Ross Stores, Inc. ..........................................   70,000      2,245,600
Target Corp. ...............................................   70,000      2,873,500
Wal-Mart Stores, Inc. ......................................   70,000      4,028,500
                                                                        ------------
                                                                          14,473,200
                                                                        ------------
HEALTH CARE DISTRIBUTORS & SERVICES  1.0%
AmerisourceBergen Corp. ....................................   35,000      2,224,250
McKesson Corp. .............................................   80,000      2,992,000
                                                                        ------------
                                                                           5,216,250
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE EQUIPMENT  3.0%
Baxter International, Inc. .................................   70,000   $  3,754,100
Biomet, Inc. ...............................................   70,000      2,163,000
Cytyc Corp. (a).............................................   25,000        652,500
Guidant Corp. (a)...........................................   90,000      4,482,000
St. Jude Medical, Inc. (a)..................................   60,000      4,659,000
                                                                        ------------
                                                                          15,710,600
                                                                        ------------
HEALTH CARE FACILITIES  1.9%
HCA, Inc. ..................................................   44,000      1,695,760
Quest Diagnostics, Inc. (a).................................   45,000      3,226,950
Tenet Healthcare Corp. (a)..................................   82,000      4,815,040
                                                                        ------------
                                                                           9,737,750
                                                                        ------------
HEALTH CARE SUPPLIES  0.5%
Allergan, Inc. .............................................   34,600      2,596,730
                                                                        ------------

HOME IMPROVEMENT RETAIL  3.7%
Home Depot, Inc. ...........................................  165,000      8,416,650
Lowe's Co., Inc. ...........................................  230,000     10,674,300
                                                                        ------------
                                                                          19,090,950
                                                                        ------------
HOMEBUILDING  0.6%
Centex Corp. ...............................................   35,000      1,998,150
Lennar Corp. ...............................................   25,000      1,170,500
                                                                        ------------
                                                                           3,168,650
                                                                        ------------
HOUSEHOLD PRODUCTS  0.8%
Procter & Gamble Co. .......................................   50,000      3,956,500
                                                                        ------------

INDUSTRIAL CONGLOMERATES  1.1%
Tyco International, Ltd. (Bermuda)..........................   94,700      5,577,830
                                                                        ------------

INFORMATION TECHNOLOGY  1.3%
Siebel Systems, Inc. (a)....................................  120,000      3,357,600
Xilinx, Inc. (a)............................................   92,000      3,592,600
                                                                        ------------
                                                                           6,950,200
                                                                        ------------
INSURANCE BROKERS  0.3%
Arthur J. Gallagher & Co. ..................................   45,000      1,552,050
                                                                        ------------

INTEGRATED OIL & GAS  0.6%
Phillips Petroleum Co. .....................................   50,000      3,013,000
                                                                        ------------

INTERNET RETAIL  1.5%
eBay, Inc. (a)..............................................  120,000      8,028,000
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
IT CONSULTING & SERVICES  2.7%
Accenture Ltd., Class A (Bermuda) (a).......................   70,000   $  1,884,400
Check Point Software Technologies Ltd. (Israel) (a).........  143,000      5,704,270
Electronic Data Systems Corp. ..............................   70,000      4,798,500
SunGard Data Systems, Inc. (a)..............................   50,000      1,446,500
                                                                        ------------
                                                                          13,833,670
                                                                        ------------
LEISURE PRODUCTS  0.3%
Mattel, Inc. ...............................................   90,000      1,548,000
                                                                        ------------

MANAGED HEALTH CARE  1.7%
UnitedHealth Group, Inc. ...................................   61,000      4,316,970
WellPoint Health Networks, Inc. (a).........................   40,000      4,674,000
                                                                        ------------
                                                                           8,990,970
                                                                        ------------
METAL & GLASS CONTAINERS  0.3%
Ball Corp. .................................................   20,000      1,414,000
                                                                        ------------

MOTORCYCLE MANUFACTURERS  0.7%
Harley-Davidson, Inc. ......................................   70,000      3,801,700
                                                                        ------------

MOVIES & ENTERTAINMENT  1.0%
Viacom, Inc., Class B (a)...................................  118,400      5,227,360
                                                                        ------------

MULTI-LINE INSURANCE  0.7%
American International Group, Inc. .........................   45,000      3,573,000
                                                                        ------------

NETWORKING EQUIPMENT  1.5%
Brocade Communications Systems, Inc. (a)....................   85,000      2,815,200
Cisco Systems, Inc. (a).....................................  285,000      5,161,350
                                                                        ------------
                                                                           7,976,550
                                                                        ------------
OIL & GAS DRILLING  0.1%
GlobalSantaFe Corp. ........................................   20,000        570,400
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  1.6%
Baker Hughes, Inc. .........................................  114,100      4,161,227
BJ Services Co. (a).........................................   85,000      2,758,250
Halliburton Co. ............................................   91,000      1,192,100
                                                                        ------------
                                                                           8,111,577
                                                                        ------------
PACKAGED FOODS  0.6%
General Mills, Inc. ........................................   60,000      3,120,600
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS  4.9%
Abbott Laboratories.........................................   95,000   $  5,296,250
American Home Products Corp. ...............................   35,000      2,147,600
Barr Laboratories, Inc. (a).................................   20,000      1,587,200
Biovail Corp. (Canada) (a)..................................   35,000      1,968,750
Forest Laboratories, Inc. (a)...............................   35,000      2,868,250
Immunex Corp. (a)...........................................   70,000      1,939,700
Johnson & Johnson...........................................   70,000      4,137,000
King Pharmaceuticals, Inc. (a)..............................   68,333      2,878,869
Pfizer, Inc. ...............................................   70,000      2,789,500
                                                                        ------------
                                                                          25,613,119
                                                                        ------------
PUBLISHING & PRINTING  0.6%
Gemstar-TV Guide International, Inc. (a)....................  120,000      3,324,000
                                                                        ------------

RESTAURANTS  0.3%
Darden Restaurants, Inc. ...................................   50,000      1,770,000
                                                                        ------------

SEMICONDUCTOR EQUIPMENT  0.8%
KLA-Tencor Corp. (a)........................................   85,000      4,212,600
                                                                        ------------

SEMICONDUCTORS  8.6%
Analog Devices, Inc. (a)....................................   50,000      2,219,500
Genesis Microchip, Inc. (Canada) (a)........................   35,000      2,314,200
Intel Corp. ................................................  335,000     10,535,750
Linear Technology Corp. ....................................   45,000      1,756,800
Maxim Integrated Products, Inc. (a).........................   86,000      4,515,860
Microchip Technology, Inc. (a)..............................  140,000      5,423,600
Micron Technology, Inc. (a).................................  145,000      4,495,000
National Semiconductor Corp. (a)............................  120,000      3,694,800
NVIDIA Corp. (a)............................................   75,000      5,017,500
RF Micro Devices, Inc. (a)..................................  120,000      2,307,600
Texas Instruments, Inc. ....................................   85,000      2,380,000
                                                                        ------------
                                                                          44,660,610
                                                                        ------------
SOFT DRINKS  0.6%
Pepsi Bottling Group, Inc. .................................   70,000      1,645,000
PepsiCo, Inc. ..............................................   35,000      1,704,150
                                                                        ------------
                                                                           3,349,150
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SPECIALTY STORES  2.5%
AutoZone, Inc. (a)..........................................   45,000   $  3,231,000
Bed Bath & Beyond, Inc. (a).................................  180,000      6,102,000
Blockbuster, Inc., Class A..................................   35,000        882,000
Office Depot, Inc. (a)......................................  150,000      2,781,000
                                                                        ------------
                                                                          12,996,000
                                                                        ------------
STEEL  0.4%
Cerner Corp. (a)............................................   45,000      2,246,850
                                                                        ------------

SYSTEMS SOFTWARE  4.1%
Computer Associates International, Inc. ....................  120,000      4,138,800
Microsoft Corp. (a).........................................  122,000      8,082,500
Network Associates, Inc. (a)................................  155,000      4,006,750
VERITAS Software Corp. (a)..................................  117,000      5,245,110
                                                                        ------------
                                                                          21,473,160
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  2.2%
L-3 Communications Holdings, Inc. (a).......................   20,000      1,800,000
Nokia Corp.--ADR (Finland)..................................  235,000      5,764,550
Polycom, Inc. (a)...........................................  105,000      3,612,000
                                                                        ------------
                                                                          11,176,550
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  0.9%
Sprint Corp. (PCS Group) (a)................................   95,000      2,318,950
Vodafone Group PLC--ADR (United Kingdom)....................   95,000      2,439,600
                                                                        ------------
                                                                           4,758,550
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  90.6%
  (Cost $431,208,105)................................................    471,039,451

REPURCHASE AGREEMENT  9.7%
UBS Securities ($50,531,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
  01/02/02 at $50,535,772)
  (Cost $50,531,000).................................................     50,531,000

TOTAL INVESTMENTS  100.3%
  (Cost $481,739,105)................................................    521,570,451

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)........................     (1,629,843)
                                                                        ------------

NET ASSETS  100.0%...................................................   $519,940,608
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $481,739,105).......................    $ 521,570,451
Cash........................................................              476
Receivables:
  Investments Sold..........................................        3,949,635
  Portfolio Shares Sold.....................................          578,974
  Dividends.................................................          151,369
  Interest..................................................            2,386
Other.......................................................           52,673
                                                                -------------
    Total Assets............................................      526,305,964
                                                                -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        3,522,439
  Portfolio Shares Repurchased..............................        2,321,423
  Investment Advisory Fee...................................          306,499
  Distributor and Affiliates................................           56,438
Accrued Expenses............................................           87,032
Trustees' Deferred Compensation and Retirement Plans........           71,525
                                                                -------------
    Total Liabilities.......................................        6,365,356
                                                                -------------
NET ASSETS..................................................    $ 519,940,608
                                                                =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $ 784,115,795
Net Unrealized Appreciation.................................       39,831,346
Accumulated Undistributed Net Investment Income.............        1,101,997
Accumulated Net Realized Loss...............................     (305,108,530)
                                                                -------------
NET ASSETS..................................................    $ 519,940,608
                                                                =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $398,380,043 and
  14,049,417 shares of beneficial interest issued and
  outstanding)..............................................    $       28.36
                                                                =============
  Class II Shares (Based on net assets of $121,560,565 and
  4,296,003 shares of beneficial interest issued and
  outstanding)..............................................    $       28.30
                                                                =============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................  $   3,573,339
Dividends (Net of foreign withholding taxes of $4,394)......      2,062,496
                                                              -------------
    Total Income............................................      5,635,835
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      3,887,380
Distribution (12b-1) and Service Fees.......................        209,694
Custody.....................................................         73,558
Legal.......................................................         21,244
Trustees' Fees and Related Expenses.........................         20,724
Shareholder Services........................................         17,663
Other.......................................................        234,439
                                                              -------------
    Total Expenses..........................................      4,464,702
                                                              -------------
NET INVESTMENT INCOME.......................................  $   1,171,133
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(262,717,691)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,702,174
  End of the Period.........................................     39,831,346
                                                              -------------
Net Unrealized Appreciation During the Period...............     28,129,172
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(234,588,519)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(233,417,386)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $   1,171,133        $     490,815
Net Realized Loss................................    (262,717,691)         (42,224,421)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................      28,129,172          (87,655,199)
                                                    -------------        -------------
Change in Net Assets from Operations.............    (233,417,386)        (129,388,805)
                                                    -------------        -------------

Distributions from Net Investment Income:
  Class I Shares.................................        (512,780)                 -0-
  Class II Shares................................             -0-                  -0-
                                                    -------------        -------------
                                                         (512,780)                 -0-
                                                    -------------        -------------

Distributions from Net Realized Gain:
  Class I Shares.................................             -0-           (1,128,627)
  Class II Shares................................             -0-                  -0-
                                                    -------------        -------------
                                                              -0-           (1,128,627)
                                                    -------------        -------------
Total Distributions..............................        (512,780)          (1,128,627)
                                                    -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (233,930,166)        (130,517,432)
                                                    -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     360,213,505          618,567,657
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................         512,780            1,128,627
Cost of Shares Repurchased.......................    (260,943,862)         (98,583,033)
                                                    -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      99,782,423          521,113,251
                                                    -------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    (134,147,743)         390,595,819
NET ASSETS:
Beginning of the Period..........................     654,088,351          263,492,532
                                                    -------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,101,997 and $443,644, respectively).........   $ 519,940,608        $ 654,088,351
                                                    =============        =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               YEAR ENDED DECEMBER 31,
CLASS I SHARES                   ----------------------------------------------------
                                  2001       2000        1999       1998       1997
                                 ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $ 41.44    $ 46.22    $  22.62    $ 16.45    $ 13.66
                                 -------    -------    --------    -------    -------
  Net Investment Income/Loss...      .08        .04        (.01)      (.01)      (.01)
  Net Realized and Unrealized
    Gain/Loss..................   (13.13)     (4.67)      23.61       6.19       2.80
                                 -------    -------    --------    -------    -------
Total from Investment
  Operations...................   (13.05)     (4.63)      23.60       6.18       2.79
                                 -------    -------    --------    -------    -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      .03        -0-         -0-        .01        -0-
  Distributions from Net
    Realized Gain..............      -0-        .15         -0-        -0-        -0-
                                 -------    -------    --------    -------    -------
Total Distributions............      .03        .15         -0-        .01        -0-
                                 -------    -------    --------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $ 28.36    $ 41.44    $  46.22    $ 22.62    $ 16.45
                                 =======    =======    ========    =======    =======

Total Return*..................  -31.49%    -10.15%     104.38%     37.56%     20.42%
Net Assets at End of the Period
  (In millions)................  $ 398.4    $ 602.6    $  263.5    $  33.4    $  10.5
Ratio of Expenses to Average
  Net Assets...................     .76%       .75%        .85%       .85%       .85%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.......................     .26%       .09%       (.17%)     (.23%)     (.11%)
Portfolio Turnover.............     174%       108%         96%        91%       116%
* If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A        N/A        .88%      1.23%      2.14%
Ratio of Net Investment Loss to
  Average Net Assets...........      N/A        N/A       (.20%)     (.61%)    (1.40%)

N/A--Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      SEPTEMBER 18, 2000
                                                          YEAR          (COMMENCEMENT
                                                         ENDED          OF INVESTMENT
CLASS II SHARES                                       DECEMBER 31,      OPERATIONS) TO
                                                          2001        DECEMBER 31, 2000
                                                      ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............   $ 41.41            $ 53.39
                                                        -------            -------
  Net Investment Income/Loss.........................      (.03)               .01
  Net Realized and Unrealized Loss...................    (13.08)            (11.99)
                                                        -------            -------
Total from Investment Operations.....................    (13.11)            (11.98)
                                                        -------            -------
NET ASSET VALUE, END OF THE PERIOD...................   $ 28.30            $ 41.41
                                                        =======            =======

Total Return (a).....................................   -31.66%            -22.44%*
Net Assets at End of the Period (In millions)........   $ 121.6            $  51.5
Ratio of Expenses to Average Net Assets..............     1.01%              1.00%
Ratio of Net Investment Income/Loss to Average Net
  Assets.............................................     (.10%)              .16%
Portfolio Turnover...................................      174%               108%*

 * Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $283,733,169 which will expire between December 31, 2008 and 2009.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of deferral of losses relating to wash sale transactions and post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $489,451,831; the aggregate gross unrealized appreciation is $48,325,951 and the aggregate gross unrealized depreciation is $16,207,331, resulting in net unrealized appreciation on long- and short-term investments of $32,118,620.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of undistributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .70%
Next $500 million...........................................       .65%
Over $1 billion.............................................       .60%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .85% and 1.10% for Class I and II, respectively. For the year ended December 31, 2001, the Advisor did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $21,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $40,600, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $15,000. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

trustees. Investments in such funds of $50,575 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $18,810.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $627,748,850 and $156,366,945 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class I...............................................   7,902,921    $ 259,887,868
  Class II..............................................   3,165,797      100,325,637
                                                          ----------    -------------
Total Sales.............................................  11,068,718    $ 360,213,505
                                                          ==========    =============
Dividend Reinvestment:
  Class I...............................................      15,974    $     512,780
  Class II..............................................         -0-              -0-
                                                          ----------    -------------
Total Dividend Reinvestment.............................      15,974    $     512,780
                                                          ==========    =============
Repurchases:
  Class I...............................................  (8,411,454)   $(257,713,839)
  Class II..............................................    (113,278)      (3,230,023)
                                                          ----------    -------------
Total Repurchases.......................................  (8,524,732)   $(260,943,862)
                                                          ==========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $625,062,041 and $59,271,331 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................  10,845,482    $559,296,326
  Class II...............................................   1,243,484      59,271,331
                                                           ----------    ------------
Total Sales..............................................  12,088,966    $618,567,657
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................      17,911    $  1,128,627
  Class II...............................................         -0-             -0-
                                                           ----------    ------------
Total Dividend Reinvestment..............................      17,911    $  1,128,627
                                                           ==========    ============
Repurchases:
  Class I................................................  (2,021,647)   $(98,583,033)
  Class II...............................................         -0-             -0-
                                                           ----------    ------------
Total Repurchases........................................  (2,021,647)   $(98,583,033)
                                                           ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $982,367,647 and $837,968,451, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $178,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Emerging Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
EMERGING GROWTH PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distribution paid by the Portfolio during its taxable year ended December 31, 2001. For corporate shareholders, 97% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested Persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1995  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT ANR EMG 2/02                                               Member NASD/SIPC.
                                                                 5206B02-AP-2/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS      10
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      22
               REPORT OF INDEPENDENT AUDITORS      28

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      29
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      30
              TRUSTEE AND OFFICER INFORMATION      31

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                                 CLASS I         CLASS II
-----------------------------------------------------------------------------
One-year total return based on NAV(1)             -20.42%         -20.60%
-----------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                              6.90%             N/A
-----------------------------------------------------------------------------
Ten-year average annual total return based on
NAV(1)                                             10.45%             N/A
-----------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     9.78%         -27.27%
-----------------------------------------------------------------------------
Commencement date                                04/07/86        07/24/00
-----------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1991--December 31, 2001)

 [LINE GRAPH]

                                                                             STANDARD & POOR'S 500       RUSSELL 1000(R) GROWTH
                                                                             INDEX IS AN UNMANAGED        INDEX IS AN UNMANAGED
                                                                                INDEX GENERALLY          INDEX THAT REFLECTS THE
                                                                           REPRESENTATIVE OF THE U.S.    GENERAL PERFORMANCE OF
                                               LIT-ENTERPRISE PORTFOLIO*         STOCK MARKET.*              GROWTH STOCKS.*
                                               -------------------------   --------------------------    -----------------------
12/91                                                   10000.00                    10000.00                    10000.00
                                                         9725.00                     9747.00                     9506.00
                                                         9581.00                     9933.00                     9402.00
                                                         9998.00                    10246.00                     9816.00
12/92                                                   10748.00                    10762.00                    10500.00
                                                        11141.00                    11232.00                    10412.00
                                                        11039.00                    11286.00                    10251.00
                                                        11561.00                    11578.00                    10402.00
12/93                                                   11713.00                    11846.00                    10805.00
                                                        11351.00                    11397.00                    10329.00
                                                        11196.00                    11445.00                    10223.00
                                                        11528.00                    12005.00                    11010.00
12/94                                                   11316.00                    12003.00                    11092.00
                                                        12522.00                    13172.00                    12148.00
                                                        13612.00                    14429.00                    13343.00
                                                        14740.00                    15576.00                    14554.00
12/95                                                   15501.00                    16514.00                    15216.00
                                                        16768.00                    17400.00                    16034.00
                                                        17499.00                    18181.00                    17053.00
                                                        18438.00                    18743.00                    17668.00
12/96                                                   19345.00                    20305.00                    18735.00
                                                        19403.00                    20849.00                    18835.00
                                                        22695.00                    24489.00                    22398.00
                                                        25831.00                    26324.00                    24081.00
12/97                                                   25275.00                    27079.00                    24446.00
                                                        29152.00                    30857.00                    28150.00
                                                        29730.00                    31875.00                    29427.00
                                                        25286.00                    28705.00                    26754.00
12/98                                                   31593.00                    34817.00                    33908.00
                                                        32800.00                    36557.00                    36064.00
                                                        33698.00                    39133.00                    37452.00
                                                        32252.00                    36688.00                    36078.00
12/99                                                   39759.00                    42147.00                    45146.00
                                                        44249.00                    43114.00                    48365.00
                                                        42291.00                    41968.00                    47057.00
                                                        40986.00                    41562.00                    44523.00
12/00                                                   33940.00                    38310.00                    35022.00
                                                        26828.00                    33768.00                    27703.00
                                                        28406.00                    35744.00                    30035.00
                                                        23436.00                    30498.00                    24205.00
                                                       27.00,010                    33757.00                    27871.00

This chart compares your portfolio's performance to that of the S&P 500 Index and the Russell 1000(R) Growth Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Wiesenberger(R)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--ENTERPRISE PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JEFF D. NEW, MICHAEL DAVIS AND SEAN CONNER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE PORTFOLIO
    PERFORM DURING 2001?

A   The portfolio returned
-20.42 percent for the 12-month reporting period that ended December 31, 2001. By comparison, the Standard & Poor's 500 Index returned -11.88 percent, while the Russell 1000(R) Growth Index, which more closely resembles the portfolio, returned -20.42 percent. We believe the portfolio's significant underperformance compared to the S&P 500 stemmed from a weak environment for growth-stock investing relative to value-stock investing.

    Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market, and the Russell 1000(R) Growth Index is an unmanaged index that reflects the general performance of growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   LOOKING BACK ON THE YEAR-LONG
    MARKET ENVIRONMENT, WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PORTFOLIO PERFORMANCE?

A   The environment was
tremendously volatile and unpredictable. From 11 Federal Reserve interest-rate cuts to the end of the longest economic expansion in U.S. history to the aftermath of the September 11 terrorist attacks, investors saw a little bit of everything during the past 12 months. Stock prices reflected this variability. They rose dramatically in response to the Fed's surprise rate cut on January 3 but soon gave up the gains. The market declines culminated in a massive market sell-off in September and October. Yet, surprisingly, the stock market quickly rebounded, rising a surprising 20 percent in the time between September 21--when the S&P 500 hit its low for the year--and December 31.

Q   GIVEN THIS VOLATILE CLIMATE,
    WHAT WAS YOUR STRATEGY IN MANAGING THE PORTFOLIO?

A   As we do in all types of market
conditions, we continued to use a research-oriented, bottom-up investment strategy in which we focus on growth companies that we believe offer a combination of strong current or expected future business fundamentals and an attractive valuation.

    Early in 2001, our management approach took the form of a "barbell" strategy. Using such an approach, we divided the portfolio roughly in half between two different types of stocks. On one side of the barbell, we invested in defensively oriented growth companies--stocks, in other words, we thought would perform favorably in a slowing economy. Such companies included health care, utility, food, tobacco, mortgage finance, and technology outsourcing and service businesses. On the other side of the barbell were more economically sensitive businesses--those we thought would benefit if the economy suddenly improved. Companies in this group included technology firms that seemed to benefit from increases in capital spending, such as semiconductors, as well as consumer-cyclical and retail businesses.

    We believed the barbell approach was very well suited to the unpredictable market environment of the past year. Recognizing that the economy was deteriorating for much of the period and that nobody knew when a recovery might happen, we believed it was important to seek to manage the portfolio's risk while positioning the portfolio for a potential rebound. This strategy generally worked well for the portfolio after we implemented it, helping us make up ground relative to other large-cap growth portfolios after getting off to a disappointing start to the year.

Q   WHAT WERE SOME OF THE STOCKS
    WHOSE PERFORMANCE HELPED THE PORTFOLIO DURING THE REPORTING PERIOD?

A   A pair of market-leading
technology stocks were among the portfolio's top performers. The first of these was software giant Microsoft, which continued to perform well. The company profited from its introduction of a number of new products, such as Windows XP, Microsoft's latest operating system upgrade, and Xbox, a video-game console that signifies the company's entry into the lucrative gaming market. Microsoft also benefited from increasingly successful strides into the market for enterprise software, which helps to link different aspects of a company's business. By broadening its revenue base in this way, Microsoft has been able to achieve a greater share of its customers' technology spending.

    The portfolio also realized strong results from its investment in IBM, which in recent years has successfully made the transition to a service-oriented technology-consulting business. The company continued to do a good job satisfying customers and earning a larger share of corporate information-technology budgets.

    Finally, the portfolio gained from its investments in a handful of consumer cyclicals including Tech Data, which sells computer equipment and other technology products to computer resellers in many countries; AutoZone, the nation's leading auto-parts retailer; and Lowe's, a large home-improvement chain. Retail stocks were helped by the Fed's sharp interest-rate reductions and, given the weak economy, better-than-expected strength in consumer spending.

    Keep in mind that not all of the stocks in the portfolio performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the portfolio in the future.

Q   CAN YOU GIVE SOME EXAMPLES OF
    STOCKS THAT DISAPPOINTED?

A   Yes. The portfolio's weakest
performers were technology stocks that fell very sharply early in the year. As businesses experienced slower earnings, they dramatically cut their budgets for technology spending. This led to deteriorating fundamentals across the tech industry. In accordance with our stock-selection discipline, we cut back the portfolio's holdings in this area--though not before the portfolio was hurt by falling stock prices. Some of the stocks that most weakened the portfolio's performance during 2001 included:

- Cisco Systems, a maker of data-networking equipment

- Comverse Technology, which offers telecommunications products and services

- EMC, the market leader in large-scale electronic-data storage

- Oracle, a developer of database and other information software

- Sanmina, a fast-growing contract electronics manufacturer

- Corning, a fiber-optics manufacturer

In response to their poor fundamentals, we sold the portfolio's entire position in EMC and Corning, while we maintained modest positions in Cisco and Oracle. We continue to own Comverse and Sanmina, however, because they still fit our criteria of companies we believe have positive expected future fundamentals and attractive valuations.

Q   HOW DO YOU PLAN TO MANAGE THE
    PORTFOLIO GOING FORWARD?

A   With considerable market
uncertainty still on the horizon, we plan to continue our barbell approach. We believe it is important to select stocks carefully in this market environment. Our goal is to seek to minimize downside risk as much as possible, while still positioning the portfolio to participate and potentially outperform in a market upturn.

    Despite the current economic downturn, we see a number of positive signs for the market--continued low interest rates, controlled inflation and improving economic data--that suggest an economic recovery may be in sight sometime next year, possibly early in 2002. Every day we are reevaluating our portfolio to determine whether the portfolio's balance of defensive and more economically sensitive stocks is appropriate. As we await more conclusive signs on the likely economic direction and companies' earnings prospects, we will continue to search for growth companies that meet our investment criteria of positive future fundamentals and attractive valuations.

                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  98.9%
ADVERTISING  0.6%
Interpublic Group Cos., Inc. ...............................   33,000   $    974,820
                                                                        ------------

APPAREL & ACCESSORIES  0.7%
Jones Apparel Group, Inc. (a)...............................   35,000      1,160,950
                                                                        ------------

APPAREL RETAIL  1.0%
TJX Co., Inc. ..............................................   39,000      1,554,540
                                                                        ------------

APPLICATION SOFTWARE  2.0%
Autodesk, Inc. .............................................   17,000        633,590
Cadence Design Systems, Inc. (a)............................   16,600        363,872
Citrix Systems, Inc. (a)....................................   14,000        317,240
Intuit, Inc. (a)............................................    8,000        342,240
PeopleSoft, Inc. (a)........................................   20,000        804,000
Peregrine Systems, Inc. (a).................................   31,000        459,730
Rational Software Corp. (a).................................   17,000        331,500
                                                                        ------------
                                                                           3,252,172
                                                                        ------------
AUTO PARTS & EQUIPMENT  0.9%
Johnson Controls, Inc. .....................................   11,000        888,250
Lear Corp. (a)..............................................   14,000        533,960
                                                                        ------------
                                                                           1,422,210
                                                                        ------------
BANKS  4.9%
Bank of America Corp. ......................................   40,000      2,518,000
Bank One Corp. .............................................   22,000        859,100
FleetBoston Financial Corp. ................................   16,100        587,650
SunTrust Banks, Inc. .......................................    8,000        501,600
Wachovia Corp. .............................................   40,000      1,254,400
Washington Mutual, Inc. ....................................   41,250      1,348,875
Wells Fargo & Co. ..........................................   17,000        738,650
                                                                        ------------
                                                                           7,808,275
                                                                        ------------
BIOTECHNOLOGY  1.8%
Genzyme Corp. (a)...........................................   27,000      1,616,220
Human Genome Sciences, Inc. (a).............................    6,000        202,320

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BIOTECHNOLOGY (CONTINUED)
IDEC Pharmaceuticals Corp. (a)..............................   10,000   $    689,300
MedImmune, Inc. (a).........................................    9,000        417,150
                                                                        ------------
                                                                           2,924,990
                                                                        ------------
BROADCASTING & CABLE TV  0.5%
Comcast Corp., Class A (a)..................................   23,000        828,000
                                                                        ------------

COMPUTER & ELECTRONICS RETAIL  0.9%
Best Buy Co., Inc. (a)......................................    6,000        446,880
CDW Computer Centers, Inc. (a)..............................   18,845      1,012,165
                                                                        ------------
                                                                           1,459,045
                                                                        ------------
COMPUTER HARDWARE  3.1%
Dell Computer Corp. (a).....................................   15,000        407,700
International Business Machines Corp. ......................   37,000      4,475,520
                                                                        ------------
                                                                           4,883,220
                                                                        ------------
CONSUMER FINANCE  1.0%
Capital One Financial Corp. ................................    5,000        269,750
Countrywide Credit Industries, Inc. ........................   13,000        532,610
Household International, Inc. ..............................    5,600        324,464
MBNA Corp. .................................................   13,900        489,280
                                                                        ------------
                                                                           1,616,104
                                                                        ------------
DATA PROCESSING SERVICES  3.1%
Affiliated Computer Services, Inc., Class A (a).............   14,000      1,485,820
Automatic Data Processing, Inc. ............................    9,000        530,100
First Data Corp. ...........................................   37,000      2,902,650
                                                                        ------------
                                                                           4,918,570
                                                                        ------------
DEPARTMENT STORES  2.5%
Federated Department Stores, Inc. (a).......................   33,000      1,349,700
Kohl's Corp. (a)............................................   18,000      1,267,920
Sears Roebuck & Co. ........................................   28,000      1,333,920
                                                                        ------------
                                                                           3,951,540
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  1.2%
Cendant Corp. (a)...........................................  101,000      1,980,610
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  7.8%
Bear Stearns Cos., Inc. ....................................    9,000        527,760
Citigroup, Inc. ............................................   38,300      1,933,384
Fannie Mae..................................................   48,500      3,855,750
Freddie Mac.................................................   41,000      2,681,400
J.P. Morgan Chase & Co. ....................................   20,900        759,715
Lehman Brothers Holdings, Inc. .............................   19,000      1,269,200

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Merrill Lynch & Co., Inc. ..................................   16,700   $    870,404
USA Education, Inc. ........................................    6,000        504,120
                                                                        ------------
                                                                          12,401,733
                                                                        ------------
ELECTRIC UTILITIES  1.0%
Entergy Corp. ..............................................   20,000        782,200
Reliant Energy, Inc. .......................................   31,600        838,032
                                                                        ------------
                                                                           1,620,232
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  6.1%
Celestica, Inc. (Canada) (a)................................   76,400      3,085,796
Flextronics International Ltd. (Singapore) (a)..............   53,000      1,271,470
Sanmina-SCI Corp. (a).......................................   80,640      1,604,736
Solectron Corp. (a).........................................  145,000      1,635,600
Tech Data Corp. (a).........................................   33,000      1,428,240
Waters Corp. (a)............................................   19,800        767,250
                                                                        ------------
                                                                           9,793,092
                                                                        ------------
ENVIRONMENTAL SERVICES  2.0%
Waste Management, Inc. .....................................   99,800      3,184,618
                                                                        ------------

FOOTWEAR  0.3%
Reebok International Ltd. (a)...............................   18,000        477,000
                                                                        ------------

GENERAL MERCHANDISE STORES  1.0%
Wal-Mart Stores, Inc. ......................................   28,000      1,611,400
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.0%
AmerisourceBergen Corp. ....................................    7,740        491,877
Cardinal Health, Inc. ......................................    8,850        572,241
Lincare Holdings, Inc. (a)..................................   16,000        458,400
                                                                        ------------
                                                                           1,522,518
                                                                        ------------
HEALTH CARE EQUIPMENT  2.5%
Baxter International, Inc. .................................   27,000      1,448,010
Biomet, Inc. ...............................................   14,000        432,600
Guidant Corp. (a)...........................................   23,000      1,145,400
Hillenbrand Industries, Inc. ...............................    9,000        497,430
St. Jude Medical, Inc. (a)..................................    7,000        543,550
                                                                        ------------
                                                                           4,066,990
                                                                        ------------
HEALTH CARE FACILITIES  1.5%
HCA, Inc. ..................................................   26,900      1,036,726
Tenet Healthcare Corp. (a)..................................   24,000      1,409,280
                                                                        ------------
                                                                           2,446,006
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE SUPPLIES  0.6%
Allergan, Inc. .............................................   12,800   $    960,640
                                                                        ------------

HOME IMPROVEMENT RETAIL  2.1%
Home Depot, Inc. ...........................................   40,000      2,040,400
Lowe's Cos., Inc. ..........................................   28,000      1,299,480
                                                                        ------------
                                                                           3,339,880
                                                                        ------------
HOTELS  0.5%
Starwood Hotels & Resorts Worldwide, Inc., Class B..........   27,400        817,890
                                                                        ------------

INDUSTRIAL CONGLOMERATES  5.6%
General Electric Co. .......................................   92,700      3,715,416
Minnesota Mining & Manufacturing Co. .......................   11,000      1,300,310
Tyco International, Ltd. (Bermuda)..........................   66,500      3,916,850
                                                                        ------------
                                                                           8,932,576
                                                                        ------------
INTEGRATED OIL & GAS  1.6%
Conoco, Inc. ...............................................   61,000      1,726,300
Phillips Petroleum Co. .....................................   15,000        903,900
                                                                        ------------
                                                                           2,630,200
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  1.1%
Qwest Communications Intl., Inc. ...........................   67,000        946,710
Sprint Corp. ...............................................   21,200        425,696
WorldCom, Inc.--Worldcom Group (a)..........................   27,000        380,160
                                                                        ------------
                                                                           1,752,566
                                                                        ------------
IT CONSULTING & SERVICES  1.9%
Check Point Software Technologies Ltd.--ADR (Israel) (a)....   16,000        638,240
Electronic Data Systems Corp. ..............................   36,000      2,467,800
                                                                        ------------
                                                                           3,106,040
                                                                        ------------
LIFE & HEALTH INSURANCE  0.3%
Torchmark Corp. ............................................   11,000        432,630
                                                                        ------------

MANAGED HEALTH CARE  1.3%
UnitedHealth Group, Inc. ...................................   15,200      1,075,704
WellPoint Health Networks, Inc. (a).........................    8,000        934,800
                                                                        ------------
                                                                           2,010,504
                                                                        ------------
MOTORCYCLE MANUFACTURERS  0.4%
Harley-Davidson, Inc. ......................................   12,700        689,737
                                                                        ------------

MOVIES & ENTERTAINMENT  1.0%
AOL Time Warner, Inc. (a)...................................   50,000      1,605,000
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
MULTI-LINE INSURANCE  0.8%
American International Group, Inc. .........................   16,400   $  1,302,160
                                                                        ------------

NETWORKING EQUIPMENT  0.3%
Cisco Systems, Inc. (a).....................................   23,000        416,530
                                                                        ------------

OIL & GAS DRILLING  0.6%
Noble Drilling Corp. (a)....................................   28,900        983,756
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  0.6%
Baker Hughes, Inc. .........................................   27,400        999,278
                                                                        ------------

PAPER PRODUCTS  0.3%
International Paper Co. ....................................   10,000        403,500
                                                                        ------------

PHARMACEUTICALS  11.3%
Abbott Laboratories, Inc. ..................................   26,900      1,499,675
American Home Products Corp. ...............................   24,900      1,527,864
Biovail Corp. (Canada) (a)..................................   10,000        562,500
Bristol-Myers Squibb Co. ...................................   33,700      1,718,700
Eli Lilly & Co. ............................................    6,600        518,364
Forest Laboratories, Inc. (a)...............................   13,000      1,065,350
IVAX Corp. (a)..............................................   31,000        624,340
Johnson & Johnson...........................................   43,000      2,541,300
King Pharmaceuticals, Inc. (a)..............................   12,000        505,560
Merck & Co., Inc. ..........................................   28,500      1,675,800
Mylan Laboratories, Inc. ...................................   15,000        562,500
Pfizer, Inc. ...............................................   93,300      3,718,005
Pharmacia Corp. ............................................   24,000      1,023,600
Schering-Plough Corp. ......................................   15,000        537,150
                                                                        ------------
                                                                          18,080,708
                                                                        ------------
PROPERTY & CASUALTY  0.8%
Allstate Corp. .............................................   21,600        727,920
MBIA, Inc. .................................................    9,000        482,670
                                                                        ------------
                                                                           1,210,590
                                                                        ------------
PUBLISHING & PRINTING  0.5%
New York Times Co., Class A.................................   19,000        821,750
                                                                        ------------

RAILROADS  0.7%
CSX Corp. ..................................................   31,000      1,086,550
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
RESTAURANTS  1.2%
Darden Restaurants, Inc. ...................................   26,000   $    920,400
Tricon Global Restaurants, Inc. (a).........................   20,000        984,000
                                                                        ------------
                                                                           1,904,400
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  0.9%
Applied Materials, Inc. (a).................................    7,000        280,700
Lam Research Corp. (a)......................................   31,000        719,820
Novellus Systems, Inc. (a)..................................   11,000        433,950
                                                                        ------------
                                                                           1,434,470
                                                                        ------------
SEMICONDUCTORS  5.4%
Agere Systems, Inc. (a).....................................  188,300      1,071,427
Altera Corp. (a)............................................   17,000        360,740
Analog Devices, Inc. (a)....................................   53,700      2,383,743
Intel Corp. ................................................   35,000      1,100,750
International Rectifier Corp. (a)...........................   22,000        767,360
Lattice Semiconductor Corp. (a).............................   11,000        226,270
Linear Technology Corp. ....................................   18,500        722,240
LSI Logic Corp. (a).........................................   23,000        362,940
Micron Technology, Inc. ....................................    9,000        279,000
National Semiconductor Corp. (a)............................   25,000        769,750
Taiwan Semiconductor Manufacturing Co. Ltd. (241,000 Common
  Stock Warrants expiring 8/23/02) (Taiwan-Republic of
  China) (a)................................................  241,000        611,224
                                                                        ------------
                                                                           8,655,444
                                                                        ------------
SOFT DRINKS  0.8%
PepsiCo, Inc. ..............................................   27,800      1,353,582
                                                                        ------------

SPECIALTY CHEMICALS  0.6%
PPG Industries, Inc. .......................................   17,000        879,240
                                                                        ------------

SPECIALTY STORES  1.7%
AutoZone, Inc. (a)..........................................   15,000      1,077,000
Bed Bath & Beyond, Inc. (a).................................   29,000        983,100
Office Depot, Inc. (a)......................................   35,000        648,900
                                                                        ------------
                                                                           2,709,000
                                                                        ------------
SYSTEMS SOFTWARE  5.5%
BMC Software, Inc. (a)......................................   45,000        736,650
Computer Associates International, Inc. ....................   33,000      1,138,170
Microsoft Corp. (a).........................................   82,300      5,452,375
Oracle Corp. (a)............................................   26,350        363,894
Symantec Corp. (a)..........................................   17,000      1,127,610
                                                                        ------------
                                                                           8,818,699
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
TELECOMMUNICATIONS EQUIPMENT  1.4%
Comverse Technology, Inc. (a)...............................   34,000   $    760,580
Lucent Technologies, Inc. (a)...............................  242,000      1,522,180
                                                                        ------------
                                                                           2,282,760
                                                                        ------------
TOBACCO  1.7%
Philip Morris Co., Inc. ....................................   57,500      2,636,375
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  98.9%
  (Cost $153,462,007)................................................    158,115,090

REPURCHASE AGREEMENT  1.1%
BankAmerica Securities ($1,738,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/01, to
  be sold on 01/02/02 at $1,738,169) (Cost $1,738,000)...............      1,738,000
                                                                        ------------

TOTAL INVESTMENTS  100.0%
  (Cost $155,200,007)................................................    159,853,090
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%..........................        (22,468)
                                                                        ------------

NET ASSETS  100.0%...................................................   $159,830,622
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $155,200,007).......................  $159,853,090
Receivables:
  Dividends.................................................       126,958
  Portfolio Shares Sold.....................................        55,031
Other.......................................................       100,262
                                                              ------------
    Total Assets............................................   160,135,341
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        64,569
  Portfolio Shares Repurchased..............................        53,283
  Distributor and Affiliates................................         7,470
  Custodian Bank............................................           164
Trustees' Deferred Compensation and Retirement Plans........       141,045
Accrued Expenses............................................        38,188
                                                              ------------
    Total Liabilities.......................................       304,719
                                                              ------------
NET ASSETS..................................................  $159,830,622
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $189,735,691
Net Unrealized Appreciation.................................     4,653,083
Accumulated Undistributed Net Investment Income.............       485,944
Accumulated Net Realized Loss...............................   (35,044,096)
                                                              ------------
NET ASSETS..................................................  $159,830,622
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $150,702,061 and
    10,118,311 shares of beneficial interest issued and
    outstanding)............................................  $      14.89
                                                              ============
  Class II Shares (Based on net assets of $9,128,561 and
    613,027 shares of beneficial interest issued and
    outstanding)............................................  $      14.89
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $79).........  $  1,208,208
Interest....................................................       391,119
                                                              ------------
    Total Income............................................     1,599,327
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       823,826
Accounting..................................................        50,573
Trustees' Fees and Related Expenses.........................        25,443
Custody.....................................................        24,515
Shareholder Services........................................        16,948
Distribution (12b-1) and Service Fees.......................        14,312
Legal.......................................................         5,717
Other.......................................................        70,302
                                                              ------------
    Total Expenses..........................................     1,031,636
    Investment Advisory Fee Reduction.......................        27,320
    Less Credits Earned on Cash Balances....................         1,645
                                                              ------------
    Net Expenses............................................     1,002,671
                                                              ------------
NET INVESTMENT INCOME.......................................  $    596,656
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(26,976,565)
  Futures...................................................    (1,069,939)
                                                              ------------
Net Realized Loss...........................................   (28,046,504)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    18,729,278
  End of the Period.........................................     4,653,083
                                                              ------------
Net Unrealized Depreciation During the Period...............   (14,076,195)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(42,122,699)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(41,526,043)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $    596,656         $    297,448
Net Realized Gain/Loss...........................    (28,046,504)           5,346,968
Net Unrealized Depreciation During the Period....    (14,076,195)         (40,812,387)
                                                    ------------         ------------
Change in Net Assets from Operations.............    (41,526,043)         (35,167,971)
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class I Shares.................................       (318,098)            (329,999)
  Class II Shares................................         (1,498)                 -0-
                                                    ------------         ------------
                                                        (319,596)            (329,999)
                                                    ------------         ------------

Distributions from and in Excess of Net Realized
  Gain:
  Class I Shares.................................    (11,538,650)         (18,629,140)
  Class II Shares................................       (258,118)                 -0-
                                                    ------------         ------------
                                                     (11,796,768)         (18,629,140)
                                                    ------------         ------------
Total Distributions..............................    (12,116,364)         (18,959,139)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (53,642,407)         (54,127,110)
                                                    ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     41,021,904           82,630,421
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     12,116,364           18,959,139
Cost of Shares Repurchased.......................    (35,759,032)         (25,505,383)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     17,379,236           76,084,177
                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    (36,263,171)          21,957,067
NET ASSETS:
Beginning of the Period..........................    196,093,793          174,136,726
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $485,944
  and $208,884, respectively)....................   $159,830,622         $196,093,793
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                        ------------------------------------------------
                                       2001       2000       1999      1998      1997
                                      ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $ 20.27    $ 26.11    $22.39    $18.11    $16.26
                                      -------    -------    ------    ------    ------
  Net Investment Income.............      .06        .03       .05       .07       .09
  Net Realized and Unrealized
    Gain/Loss.......................    (4.20)     (3.19)     5.39      4.44      4.74
                                      -------    -------    ------    ------    ------
Total from Investment Operations....    (4.14)     (3.16)     5.44      4.51      4.83
                                      -------    -------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income..........................      .03        .05       .07       .02       .10
  Distributions from Net Realized
    Gain............................     1.21       2.63      1.65       .21      2.88
                                      -------    -------    ------    ------    ------
Total Distributions.................     1.24       2.68      1.72       .23      2.98
                                      -------    -------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..  $ 14.89    $ 20.27    $26.11    $22.39    $18.11
                                      =======    =======    ======    ======    ======

Total Return*.......................  -20.42%    -14.64%    25.85%    25.00%    30.66%
Net Assets at End of the Period (In
  millions).........................  $ 150.7    $ 193.8    $174.1    $123.6    $ 98.7
Ratio of Expenses to Average Net
  Assets*...........................     .60%       .60%      .60%      .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*...............     .37%       .15%      .22%      .35%      .47%
Portfolio Turnover..................      89%       114%      116%       82%       82%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................     .62%        N/A      .62%      .64%      .66%
Ratio of Net Investment Income to
  Average Net Assets................     .35%        N/A      .20%      .31%      .41%

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JULY 24, 2000
CLASS II SHARES                                                          (COMMENCEMENT
                                                             YEAR        OF INVESTMENT
                                                            ENDED        OPERATIONS) TO
                                                         DECEMBER 31,     DECEMBER 31,
                                                             2001             2000
                                                         ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................   $ 20.29          $ 25.47
                                                           -------          -------
  Net Investment Income.................................       .02              -0-
  Net Realized and Unrealized Loss......................     (4.20)           (5.18)
                                                           -------          -------
Total from Investment Operations........................     (4.18)           (5.18)
                                                           -------          -------
Less:
  Distributions from Net Investment Income..............       .01              -0-
  Distributions from Net Realized Gain..................      1.21              -0-
                                                           -------          -------
Total Distributions.....................................      1.22              -0-
                                                           -------          -------
NET ASSET VALUE, END OF THE PERIOD......................   $ 14.89          $ 20.29
                                                           =======          =======

Total Return* (a).......................................   -20.60%          -20.34%**
Net Assets at End of the Period (In millions)...........   $   9.1          $   2.3
Ratio of Expenses to Average Net Assets*................      .85%             .85%
Ratio of Net Investment Income to Average Net Assets*...      .16%             .06%
Portfolio Turnover......................................       89%             114%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................      .87%              N/A
Ratio of Net Investment Income to Average Net Assets....      .14%              N/A

** Non-annualized

N/A = Not Applicable

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation by investing principally in common stocks of growth companies. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $32,870,654 which will expire at December 31, 2009.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $156,581,550; the aggregate gross unrealized appreciation is $12,862,933 and the aggregate gross unrealized depreciation is $9,591,393, resulting in net unrealized appreciation on long- and short-term investments of $3,271,540.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, custody fees were reduced by $1,645 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2001 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and .85% for Classes I and II, respectively. For the year ended December 31, 2001, the Adviser voluntarily waived $27,320 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $5,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $21,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $15,000. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $64,815 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $179,262,155 and $10,473,536 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   2,029,436    $ 32,268,631
  Class II................................................     554,649       8,753,273
                                                            ----------    ------------
Total Sales...............................................   2,584,085    $ 41,021,904
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................     802,759    $ 11,856,749
  Class II................................................      17,542         259,615
                                                            ----------    ------------
Total Dividend Reinvestment...............................     820,301    $ 12,116,364
                                                            ==========    ============
Repurchases:
  Class I.................................................  (2,271,819)   $(34,649,752)
  Class II................................................     (73,982)     (1,109,280)
                                                            ----------    ------------
Total Repurchases.........................................  (2,345,801)   $(35,759,032)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $169,786,527 and $2,569,928 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   3,235,323    $ 80,049,235
  Class II................................................     115,314       2,581,186
                                                            ----------    ------------
Total Sales...............................................   3,350,637    $ 82,630,421
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................     700,116    $ 18,959,139
  Class II................................................         -0-             -0-
                                                            ----------    ------------
Total Dividend Reinvestment...............................     700,116    $ 18,959,139
                                                            ==========    ============
Repurchases:
  Class I.................................................  (1,047,376)   $(25,494,125)
  Class II................................................        (496)        (11,258)
                                                            ----------    ------------
Total Repurchases.........................................  (1,047,872)   $(25,505,383)
                                                            ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $151,976,877 and $139,974,401, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at December 30, 2000............................     -0-
Futures Opened..............................................      55
Futures Closed..............................................     (55)
                                                                 ---
Outstanding at December 31, 2001............................     -0-
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to the Portfolio's Class II Shares or such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001, are payments retained by Van Kampen of approximately $7,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Enterprise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
ENTERPRISE PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256
CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2001. The Portfolio designated and paid $11,789,566 as a long-term capital gain distribution. For corporate shareholders 100% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1991  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT ANR ENT 2/02                                               Member NASD/SIPC.
                                                                 5202B02-AP-2/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      15
                NOTES TO FINANCIAL STATEMENTS      20
               REPORT OF INDEPENDENT AUDITORS      27

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      28
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29
              TRUSTEE AND OFFICER INFORMATION      30

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                                 CLASS I         CLASS II
-----------------------------------------------------------------------------
One-year total return based on NAV(1)              -5.81%          -6.05%
-----------------------------------------------------------------------------
Five-year average annual total return based on
  NAV(1)                                           13.48%             N/A
-----------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                    13.35%          -1.05%
-----------------------------------------------------------------------------
Commencement date                                12/23/96        09/18/00
-----------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The returns for Class II Shares include combined Rule 12b-1 fees and service fees of up to .25%.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

PERFORMANCE OF A $10,000 INVESTMENT

(December 23, 1996--December 31, 2001)

 [LINE GRAPH]

                                                                           STANDARD & POOR'S 500      RUSSELL 1000(R) INDEX IS AN
                                                                           INDEX IS AN UNMANAGED            UNMANAGED INDEX
                                                                              INDEX GENERALLY         GENERALLY REPRESENTATIVE OF
                                               LIT-GROWTH AND INCOME     REPRESENTATIVE OF THE U.S.   THE U.S. MARKET FOR LARGE-
                                                    PORTFOLIO*                  STOCK MARKET.+           CAPITALIZATION STOCKS.+
                                               ---------------------     --------------------------   ---------------------------
12/23/96                                             10000.00                     10000.00                     10000.00
                                                      9970.00                      9923.30                      9973.69
                                                     10124.00                     10189.50                     10128.00
                                                     11565.00                     11968.20                     11830.50
                                                     12477.00                     12864.60                     12863.70
12/97                                                12353.00                     13234.00                     13250.20
                                                     14021.00                     15080.10                     15021.80
                                                     14255.00                     15578.10                     15397.50
                                                     12755.00                     14028.50                     13809.90
12/98                                                14776.00                     17016.10                     16830.90
                                                     14484.00                     17863.90                     17525.00
                                                     16283.00                     19123.00                     18773.50
                                                     15152.00                     17928.90                     17534.00
12/99                                                16695.00                     20596.60                     20350.60
                                                     17858.00                     21068.80                     21238.90
                                                     17550.00                     20509.30                     20509.70
                                                     19346.00                     20310.60                     20656.40
12/00                                                19924.00                     18721.40                     18765.50
                                                     18282.00                     16501.90                     16407.70
                                                     19404.00                     17467.70                     17442.70
                                                     17480.00                     14903.70                     14785.80
12/01                                                18766.00                     16496.20                     16429.20

This chart compares your portfolio's performance to that of the S&P 500 Index and the Russell 1000(R) Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charge or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Wiesenberger(R)
(+) Bloomberg

                                                             [JAMES A. GILLIGAN]
                                                    [SCOTT A. CARROLL]
                                                               [JAMES O. ROEDER]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GROWTH AND INCOME PORTFOLIO ABOUT THE KEY EVENTS
AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED
THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER
31, 2001. THE TEAM IS LED BY JAMES A. GILLIGAN, SENIOR
PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE ITS
INCEPTION IN DECEMBER 1996 AND HAS WORKED IN THE
INVESTMENT INDUSTRY SINCE 1985. HE IS JOINED BY SCOTT A.
CARROLL AND JAMES O. ROEDER, PORTFOLIO MANAGERS. THE
FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE PERIOD?

A   The portfolio returned
-5.81 percent for the 12-month period ended December 31, 2001. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown.

    The portfolio's performance compared favorably to its two benchmark indexes, the Standard & Poor's 500 Index and the Russell 1000(R) Index. The Standard & Poor's 500 Index returned -11.88 percent, and the Russell 1000(R) Index, which more closely resembles the composition of the portfolio, returned -12.45 percent for the same period. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

Q   TO WHAT DO YOU ATTRIBUTE
    THIS PERFORMANCE?

A   The portfolio suffered early in the
period when the Fed surprised the market with an interest-rate cut. However, we repositioned the portfolio, and the portfolio was able to gain back some of its lost ground. Cyclical rallies throughout the period provided us with the opportunity to capture gains and redeploy the proceeds into stocks we considered to be better values. Also, the Fed's aggressive monetary easing helped improve money supply growth and the yield curve, which boosted the portfolio's significant financials weighting. After achieving good performance from this area, the fundamentals began to look less attractive according to our measures and, late in the third quarter, we began to de-emphasize financial stocks.

    Toward the end of the period, market sentiment grew increasingly confident of a sooner-than-expected economic recovery. Investors rotated into growth and cyclical areas of the market, especially technology stocks. This renewed interest in technology stocks detracted from the portfolio's performance because the sector was underweighted relative to the Russell 1000(R) benchmark index. Furthermore, the large-capitalization stocks in which the portfolio was invested faced downward pressure during the year, as investors rotated into small-capitalization stocks. Historically, small-cap stocks have tended to perform strongly ahead of an economic recovery, and investors sought to capitalize on this trend.

Q   WHAT STOCKS CONTRIBUTED TO THE
    PORTFOLIO'S PERFORMANCE?

A   Industrials were the portfolio's
best-performing group. Notably, Minnesota Mining & Manufacturing and W.W. Grainger performed well in the downturn, as well as benefited from the market's cyclical recovery.

    Some of the portfolio's consumer-related stocks were also particularly strong during the period. Pepsi, Whirlpool, Johnson Controls, and Lowe's contributed to performance.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Q   WHAT STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Information technology was the
portfolio's worst-performing area. Palm particularly hurt performance as the economy slowed and demand fell precipitously for its hand-held devices.

    Utilities stocks Exelon and Reliant Energy also detracted from the portfolio's performance. A volatile energy market, lower-than-expected demand for power due to milder weather, and slower economic growth took a toll on these utilities companies. Stocks in this sector declined further when Enron announced its bankruptcy. (The portfolio did not have exposure to Enron.)

Q   WHAT STRATEGY DID YOU USE TO
    MANAGE THE PORTFOLIO DURING THE PERIOD?

A   We refer to our stock-picking
strategy as a "value-with-a-catalyst" approach, which means we seek attractively priced value stocks with a particular catalyst that, in our opinion, is likely to send the stock price higher. Because we place a premium on finding these catalysts, we had difficulty finding an abundance of attractive opportunities given the current market conditions.

    One of the few catalysts that we believed offered potential during the period was the declining interest-rate environment. In this environment, stocks that are sensitive to changes in the economy--also known as cyclical stocks--have historically performed well. We positioned the portfolio toward the cyclical areas of the market such as consumer discretionary, materials, and industrials. This move proved advantageous because cyclicals rallied during the period. We then trimmed some of these holdings in order to lock in the gains and enable us to seek better values elsewhere.

Q   WHAT IS YOUR OUTLOOK?

A   Going forward, we believe that the
market may be disappointed with the scope and the magnitude of a recovery. We believe the consumer has yet to fully digest the downturn, and weaker consumer trends may emerge in the first part of next year. Similarly, some stocks that never fully corrected may feel some pain in the near term. Also, while we believe profit margins in general may be able to rebound, the level to which they rebound could be lower than the levels experienced prior to the economic downturn. Corporate costs may be higher with increased competition, slower growth, decreased pension income, and higher compensation costs (as employees may now be less willing to work for stock options). As these margin levels normalize, some investors are likely to be dissatisfied.

    However, in our opinion, some signs may point to better times ahead. The Fed has been aggressive in its monetary policy and in adding liquidity, which has spurred recovery in previous economic downturns. Also, two other indicators that have occurred--a rise in long-term interest rates and a rally in the stock market--have historically pointed to a stronger economy and a rise in corporate profits.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  94.7%
ADVERTISING  0.9%
Interpublic Group Cos., Inc. ...............................   66,600   $  1,967,364
                                                                        ------------

AEROSPACE & DEFENSE  1.0%
Raytheon Co. ...............................................   64,600      2,097,562
                                                                        ------------

APPLICATION SOFTWARE  0.1%
Compuware Corp. (a).........................................   15,900        187,461
                                                                        ------------
AUTO PARTS & EQUIPMENT  1.7%
Dana Corp. .................................................   87,900      1,220,052
Johnson Controls, Inc. .....................................    4,700        379,525
Magna International, Inc., Class A (Canada).................   34,500      2,189,715
                                                                        ------------
                                                                           3,789,292
                                                                        ------------
AUTOMOBILE MANUFACTURERS  1.4%
Ford Motor Co. .............................................  190,100      2,988,372
                                                                        ------------

BANKS  7.7%
Bank of America Corp. ......................................  113,700      7,157,415
Comerica, Inc. .............................................    7,500        429,750
FleetBoston Financial Corp. ................................   57,600      2,102,400
SunTrust Banks, Inc. .......................................   46,500      2,915,550
U.S. Bancorp................................................   61,108      1,278,990
Wachovia Corp. .............................................   40,900      1,282,624
Wells Fargo & Co. ..........................................   41,600      1,807,520
                                                                        ------------
                                                                          16,974,249
                                                                        ------------
BROADCASTING & CABLE TV  1.0%
Comcast Corp., Class A (a)..................................   63,900      2,300,400
                                                                        ------------

CONSUMER ELECTRONICS  1.3%
Koninklijke Philips Electronics NV (Netherlands)............  100,300      2,919,733
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DEPARTMENT STORES  1.2%
Federated Department Stores, Inc. (a).......................   17,900   $    732,110
J.C. Penney Co., Inc. ......................................   42,600      1,145,940
May Department Stores Co. ..................................   17,700        654,546
                                                                        ------------
                                                                           2,532,596
                                                                        ------------
DIVERSIFIED CHEMICALS  3.7%
Dow Chemical Co. ...........................................  101,200      3,418,536
Du Pont (E.I.) de Nemours & Co. ............................  111,500      4,739,865
                                                                        ------------
                                                                           8,158,401
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  1.8%
Equifax, Inc. ..............................................  130,200      3,144,330
H&R Block, Inc. ............................................   18,000        804,600
                                                                        ------------
                                                                           3,948,930
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  4.4%
A.G. Edwards, Inc. .........................................   91,200      4,028,304
Fannie Mae..................................................   37,600      2,989,200
J.P. Morgan Chase & Co. ....................................   35,300      1,283,155
Prudential Financial, Inc. (a)..............................   44,200      1,466,998
                                                                        ------------
                                                                           9,767,657
                                                                        ------------
DIVERSIFIED METALS & MINING  0.9%
Phelps Dodge Corp. (a)......................................   60,600      1,963,440
                                                                        ------------

DRUG RETAIL  0.3%
CVS Corp. ..................................................   18,800        556,480
                                                                        ------------

ELECTRIC UTILITIES  3.2%
Allegheny Energy, Inc. .....................................   27,300        988,806
Exelon Corp. ...............................................   75,610      3,620,207
Reliant Energy, Inc. .......................................   61,600      1,633,632
Southern Co. ...............................................   14,900        377,715
TXU Corp. ..................................................    7,100        334,765
                                                                        ------------
                                                                           6,955,125
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.0%
Solectron Corp. (a).........................................  191,100      2,155,608
                                                                        ------------

FOREST PRODUCTS  1.2%
Weyerhaeuser Co. ...........................................   46,700      2,525,536
                                                                        ------------

GENERAL MERCHANDISE STORES  0.8%
Target Corp. ...............................................   42,300      1,736,415
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
GOLD  0.7%
Newmont Mining Corp. .......................................   77,200   $  1,475,292
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.7%
McKesson Corp. .............................................   39,300      1,469,820
                                                                        ------------

HEALTH CARE EQUIPMENT  1.4%
Bausch & Lomb, Inc. ........................................   33,300      1,254,078
Beckman Coulter, Inc. ......................................   30,420      1,347,606
Boston Scientific Corp. (a).................................   16,400        395,568
                                                                        ------------
                                                                           2,997,252
                                                                        ------------
HEALTH CARE FACILITIES  0.7%
HEALTHSOUTH Corp. (a).......................................  105,900      1,569,438
                                                                        ------------

HOTELS  0.5%
Hilton Hotels Corp. ........................................  109,600      1,196,832
                                                                        ------------

HOUSEHOLD PRODUCTS  1.1%
Procter & Gamble Co. .......................................   31,200      2,468,856
                                                                        ------------

INDUSTRIAL CONGLOMERATES  1.8%
Minnesota Mining & Manufacturing Co. .......................   33,500      3,960,035
                                                                        ------------

INDUSTRIAL MACHINERY  1.2%
Ingersoll-Rand Co. .........................................   64,800      2,709,288
                                                                        ------------

INTEGRATED OIL & GAS  5.1%
BP PLC--ADR (United Kingdom)................................   75,000      3,488,250
Exxon Mobil Corp. ..........................................  140,600      5,525,580
Phillips Petroleum Co. .....................................   34,880      2,101,869
                                                                        ------------
                                                                          11,115,699
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  3.7%
AT&T Corp. .................................................   59,100      1,072,074
SBC Communications, Inc. ...................................   26,400      1,034,088
Sprint Corp. ...............................................  229,890      4,616,191
Verizon Communications, Inc. ...............................   31,106      1,476,291
                                                                        ------------
                                                                           8,198,644
                                                                        ------------
IT CONSULTING & SERVICES  2.8%
Computer Sciences Corp. (a).................................   56,000      2,742,880
Electronic Data Systems Corp. ..............................   50,300      3,448,065
                                                                        ------------
                                                                           6,190,945
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
LIFE & HEALTH INSURANCE  3.1%
Jefferson-Pilot Corp. ......................................   45,050   $  2,084,463
John Hancock Financial Services.............................   49,600      2,048,480
Lincoln National Corp. .....................................    3,550        172,424
Metlife, Inc. ..............................................   63,130      1,999,958
Principal Financial Group (a)...............................   24,700        592,800
                                                                        ------------
                                                                           6,898,125
                                                                        ------------
MANAGED HEALTH CARE  2.2%
Aetna, Inc. ................................................   57,200      1,887,028
Anthem, Inc. (a)............................................   11,400        564,300
Caremark Rx, Inc. (a).......................................  149,000      2,430,190
                                                                        ------------
                                                                           4,881,518
                                                                        ------------
MOVIES & ENTERTAINMENT  0.6%
Walt Disney Co. ............................................   66,800      1,384,096
                                                                        ------------

MULTI-LINE INSURANCE  3.9%
American International Group, Inc. .........................   46,400      3,684,160
Hartford Financial Services Group...........................   78,500      4,932,155
                                                                        ------------
                                                                           8,616,315
                                                                        ------------
OIL & GAS DRILLING  0.8%
Ensco International, Inc. ..................................   57,800      1,436,330
Transocean Sedco Forex, Inc. ...............................    6,800        229,976
                                                                        ------------
                                                                           1,666,306
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  1.7%
Schlumberger Ltd. ..........................................   69,100      3,797,045
                                                                        ------------

OIL & GAS EXPLORATION & PRODUCTION  3.0%
Anadarko Petroleum Corp. ...................................   26,300      1,495,155
Apache Corp. ...............................................   22,220      1,108,334
Burlington Resources, Inc. .................................   40,500      1,520,370
EOG Resources, Inc. ........................................   34,800      1,361,028
Noble Affiliates, Inc. .....................................   33,400      1,178,686
                                                                        ------------
                                                                           6,663,573
                                                                        ------------
OIL & GAS REFINING & MARKETING  0.5%
Valero Energy Corp. ........................................   27,500      1,048,300
                                                                        ------------

PAPER PACKAGING  1.2%
Temple-Inland, Inc. ........................................   45,600      2,586,888
                                                                        ------------

PAPER PRODUCTS  0.6%
International Paper Co. ....................................   30,000      1,210,500
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PERSONAL PRODUCTS  0.6%
Gillette Co. ...............................................   39,900   $  1,332,660
                                                                        ------------

PHARMACEUTICALS  4.9%
Johnson & Johnson...........................................   64,300      3,800,130
Mylan Laboratories, Inc. ...................................   31,100      1,166,250
Pharmacia Corp. ............................................   49,800      2,123,970
Roche Holdings AG--ADR (Switzerland)........................   15,500      1,081,125
Schering-Plough Corp. ......................................   69,500      2,488,795
                                                                        ------------
                                                                          10,660,270
                                                                        ------------
PROPERTY & CASUALTY  3.0%
Allstate Corp. .............................................  152,900      5,152,730
Safeco Corp. ...............................................   44,600      1,389,290
                                                                        ------------
                                                                           6,542,020
                                                                        ------------
RAILROADS  2.5%
Norfolk Southern Corp. .....................................  129,300      2,370,069
Union Pacific Corp. ........................................   53,500      3,049,500
                                                                        ------------
                                                                           5,419,569
                                                                        ------------
RESTAURANTS  0.8%
McDonald's Corp. ...........................................   68,800      1,821,136
                                                                        ------------

SEMICONDUCTORS  0.9%
Micron Technology, Inc. (a).................................   61,500      1,906,500
                                                                        ------------

SOFT DRINKS  2.3%
Coca-Cola Co. ..............................................   33,700      1,588,955
PepsiCo, Inc. ..............................................   70,600      3,437,514
                                                                        ------------
                                                                           5,026,469
                                                                        ------------
SPECIALTY CHEMICALS  1.4%
Rohm & Haas Co. ............................................   91,000      3,151,330
                                                                        ------------

SYSTEMS SOFTWARE  1.3%
Microsoft Corp. (a).........................................   41,600      2,756,000
                                                                        ------------

TELECOMMUNICATIONS EQUIPMENT  3.2%
Avaya, Inc. (a).............................................  111,900      1,359,585
Lucent Technologies, Inc. (a)...............................  347,800      2,187,662
Motorola, Inc. .............................................  234,100      3,516,182
                                                                        ------------
                                                                           7,063,429
                                                                        ------------
TIRES & RUBBER  0.4%
Goodyear Tire & Rubber Co. .................................   38,700        921,447
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
TOBACCO  1.4%
Philip Morris Co., Inc. ....................................   69,400   $  3,181,990
                                                                        ------------

TRADING COMPANIES & DISTRIBUTORS  1.1%
W.W. Grainger, Inc. ........................................   52,200      2,505,600
                                                                        ------------

TOTAL COMMON STOCKS  94.7%...........................................    207,917,808

PREFERRED STOCKS  0.2%
TELECOMMUNICATIONS EQUIPMENT  0.2%
Lucent Technologies Inc., Convertible Preferred,
  144A-Private Placement (b)................................      410        452,025
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  94.9%
  (Cost $201,053,166)................................................    208,369,833
                                                                        ------------

SHORT-TERM INVESTMENTS  5.0%
U.S. GOVERNMENT AGENCY OBLIGATION  0.5%
Federal National Mortgage Association Discount Note ($1,000,000 par,
  yielding 1.882%, 01/17/02 maturity) (c)............................        999,164

REPURCHASE AGREEMENT  4.5%
UBS Securities ($9,965,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
  01/02/02 at $9,965,941)............................................      9,965,000
                                                                        ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,964,164).................................................     10,964,164
                                                                        ------------

TOTAL INVESTMENTS  99.9%
  (Cost $212,017,330)................................................    219,333,997
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%..........................        233,667
                                                                        ------------

NET ASSETS  100.0%...................................................   $219,567,664
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $212,017,330).......................  $219,333,997
Receivables:
  Investments Sold..........................................       625,784
  Portfolio Shares Sold.....................................       300,595
  Dividends.................................................       249,859
  Interest..................................................           471
Other.......................................................        33,553
                                                              ------------
    Total Assets............................................   220,544,259
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       444,096
  Portfolio Shares Repurchased..............................       264,785
  Investment Advisory Fee...................................       108,249
  Variation Margin on Futures...............................        32,825
  Distributor and Affiliates................................        32,156
  Custodian Bank............................................            61
Accrued Expenses............................................        47,320
Trustees' Deferred Compensation and Retirement Plans........        47,103
                                                              ------------
    Total Liabilities.......................................       976,595
                                                              ------------
NET ASSETS..................................................  $219,567,664
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $214,336,756
Net Unrealized Appreciation.................................     7,358,342
Accumulated Undistributed Net Investment Income.............     2,086,906
Accumulated Net Realized Loss...............................    (4,214,340)
                                                              ------------
NET ASSETS..................................................  $219,567,664
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $143,438,779 and
  9,020,550 shares of beneficial interest issued and
  outstanding)..............................................  $      15.90
                                                              ============
  Class II Shares (Based on net assets of $76,128,885 and
  4,794,931 shares of beneficial interest issued and
  outstanding)..............................................  $      15.88
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $7,336)......  $ 2,896,061
Interest....................................................      527,286
                                                              -----------
    Total Income............................................    3,423,347
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      961,532
Distribution (12b-1) and Service Fees.......................      111,865
Custody.....................................................       52,600
Trustees' Fees and Related Expenses.........................       17,077
Shareholder Services Fees...................................       14,997
Legal.......................................................        5,130
Other.......................................................      136,084
                                                              -----------
    Total Expenses..........................................    1,299,285
    Less Credits Earned on Cash Balances....................        2,053
                                                              -----------
    Net Expenses............................................    1,297,232
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,126,115
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(3,213,256)
  Futures...................................................     (321,893)
                                                              -----------
Net Realized Loss...........................................   (3,535,149)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,583,158
                                                              -----------
  End of the Period:
    Investments.............................................    7,316,667
    Futures.................................................       41,675
                                                              -----------
                                                                7,358,342
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,224,816)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(8,759,965)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(6,633,850)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  2,126,115         $    953,339
Net Realized Gain/Loss...........................     (3,535,149)           5,567,821
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (5,224,816)           6,093,044
                                                    ------------         ------------
Change in Net Assets from Operations.............     (6,633,850)          12,614,204
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class I Shares.................................        (64,052)            (895,135)
  Class II Shares................................            -0-              (93,935)
                                                    ------------         ------------
                                                         (64,052)            (989,070)
                                                    ------------         ------------

Distributions from and in Excess of Net Realized
  Gain:
  Class I Shares.................................       (660,261)          (4,923,985)
  Class II Shares................................       (178,428)            (544,407)
                                                    ------------         ------------
                                                        (838,689)          (5,468,392)
                                                    ------------         ------------
Total Distributions..............................       (902,741)          (6,457,462)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (7,536,591)           6,156,742
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    136,255,354           48,670,845
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        902,741            6,457,462
Cost of Shares Repurchased.......................    (15,748,889)          (8,051,893)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    121,409,206           47,076,414
                                                    ------------         ------------
TOTAL INCREASE IN NET ASSETS.....................    113,872,615           53,233,156
NET ASSETS:
Beginning of the Period..........................    105,695,049           52,461,893
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,086,906 and $24,843, respectively)..........   $219,567,664         $105,695,049
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                       --------------------------------------------------
                                     2001 (A)     2000     1999 (A)     1998      1997
                                     --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $17.01     $15.34     $14.48     $12.12    $ 9.97
                                      ------     ------     ------     ------    ------
  Net Investment Income............      .22        .18        .19        .12       .07
  Net Realized and Unrealized
    Gain/Loss......................    (1.21)      2.71       1.66       2.26      2.31
                                      ------     ------     ------     ------    ------
Total from Investment Operations...     (.99)      2.89       1.85       2.38      2.38
                                      ------     ------     ------     ------    ------
Less:
  Distributions from Net Investment
    Income.........................      .01        .18        .27        .02       .07
  Distributions from and in Excess
    of Net Realized Gain...........      .11       1.04        .72        -0-       .16
                                      ------     ------     ------     ------    ------
Total Distributions................      .12       1.22        .99        .02       .23
                                      ------     ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $15.90     $17.01     $15.34     $14.48    $12.12
                                      ======     ======     ======     ======    ======

Total Return*......................   -5.81%     19.34%     12.99%     19.61%    23.90%
Net Assets at End of the Period (In
  millions)........................   $143.4     $ 92.0     $ 52.5     $ 32.2    $ 11.7
Ratio of Expenses to Average Net
  Assets*..........................     .75%       .75%       .75%       .75%      .75%
Ratio of Net Investment Income to
  Average Net Assets*..............    1.40%      1.39%      1.25%      1.27%     1.19%
Portfolio Turnover.................     103%       100%        96%        70%       96%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................      N/A       .80%       .92%      1.09%     1.63%
Ratio of Net Investment Income to
  Average Net Assets...............      N/A      1.34%      1.08%       .93%      .31%

N/A = Not Applicable

(a) Based on average shares outstanding

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      SEPTEMBER 19, 2000
                                                                        (COMMENCEMENT
                                                      YEAR ENDED        OF INVESTMENT
CLASS II SHARES                                      DECEMBER 31,       OPERATIONS) TO
                                                       2001 (A)       DECEMBER 31, 2000
                                                     -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............    $17.02              $17.22
                                                        ------              ------
  Net Investment Income.............................       .18                 .06
  Net Realized and Unrealized Gain/Loss.............     (1.21)                .76
                                                        ------              ------
Total from Investment Operations....................     (1.03)                .82
                                                        ------              ------
Less:
  Distributions from Net Investment Income..........       -0-                 .15
  Distributions from Net Realized Gain..............       .11                 .87
                                                        ------              ------
Total Distributions.................................       .11                1.02
                                                        ------              ------
NET ASSET VALUE, END OF THE PERIOD..................    $15.88              $17.02
                                                        ======              ======

Total Return* (b)...................................    -6.05%               5.00%**
Net Assets at End of the Period (In millions).......    $ 76.1              $ 13.7
Ratio of Expenses to Average Net Assets*............     1.00%               1.00%
Ratio of Net Investment Income to Average Net
  Assets*...........................................     1.15%               1.23%
Portfolio Turnover..................................      103%                100%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.............       N/A               1.03%
Ratio of Net Investment Income to Average Net
  Assets............................................       N/A               1.20%

** Non-Annualized

N/A = Not Applicable

(a) Based on average shares outstanding

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operations on December 23, 1996. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The portfolio intends to utilize provisions of the federal income tax laws which allow the portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had accumulated capital loss carryforward for tax purposes of $2,353,736 which will expire at December 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions at December 31, 2001.

    At December 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $213,836,258; the aggregate gross unrealized appreciation is $13,868,434 and the aggregate gross unrealized depreciation is $8,370,695, resulting in net unrealized appreciation on long- and short-term investments of $5,497,739.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, custody fees were reduced by $2,053 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .60%
Over $500 million...........................................     .55%

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $5,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $20,600, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $15,000. Transfer Agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $29,431 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $21,820.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $136,827,044 and $77,509,712 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   4,519,731    $ 72,078,470
  Class II...............................................   4,027,889      64,176,884
                                                           ----------    ------------
Total Sales..............................................   8,547,620    $136,255,354
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................      47,558    $    724,313
  Class II...............................................      11,708         178,428
                                                           ----------    ------------
Total Dividend Reinvestment..............................      59,266    $    902,741
                                                           ==========    ============
Repurchases:
  Class I................................................    (952,907)   $(14,981,038)
  Class II...............................................     (50,411)       (767,851)
                                                           ----------    ------------
Total Repurchases........................................  (1,003,318)   $(15,748,889)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $79,005,299 and $13,922,251 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I..................................................  2,125,218    $35,375,241
  Class II.................................................    767,574     13,295,604
                                                             ---------    -----------
Total Sales................................................  2,892,792    $48,670,845
                                                             =========    ===========
Dividend Reinvestment:
  Class I..................................................    355,860    $ 5,819,120
  Class II.................................................     38,876        638,342
                                                             ---------    -----------
Total Dividend Reinvestment................................    394,736    $ 6,457,462
                                                             =========    ===========
Repurchases:
  Class I..................................................   (494,882)   $(8,040,325)
  Class II.................................................       (705)       (11,568)
                                                             ---------    -----------
Total Repurchases..........................................   (495,587)   $(8,051,893)
                                                             =========    ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $272,934,815 and $152,374,518, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2000............................       6
Futures Opened..............................................      80
Futures Closed..............................................     (73)
                                                                 ---
Outstanding at December 31, 2001............................      13
                                                                 ===

    The futures contracts outstanding at December 31, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  March 2002 S&P 500 Index Futures (Current Notional Value
    $287,300 per contract)..................................     13           $41,675
                                                                 ==           =======

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Annual fees under the Plan of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $92,300.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GROWTH AND INCOME PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64141-8256
CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2001. The Portfolio designated and paid $838,688 as long-term capital gain distribution. For corporate shareholders 95% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested" persons of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1995  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT ANR GI 2/02                                                Member NASD/SIPC.
                                                                 5196B02-AP-2/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       5
              Q&A WITH YOUR PORTFOLIO MANAGER       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      13
                NOTES TO FINANCIAL STATEMENTS      18
               REPORT OF INDEPENDENT AUDITORS      23

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      24
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      25
              TRUSTEE AND OFFICER INFORMATION      26

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                                 CLASS I         CLASS II
-----------------------------------------------------------------------------
One-year total return based on NAV(1)               1.08%            .92%
-----------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     6.51%          11.75%
-----------------------------------------------------------------------------
Commencement date                                11/03/97        07/24/00
-----------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The returns for Class II Shares include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

PERFORMANCE OF A $10,000 INVESTMENT

(November 3, 1997--December 31, 2001)

 [LINE GRAPH]

                                                                           MORGAN STANLEY CAPITAL
                                                                         INTERNATIONAL USA INDEX IS      DOW JONES INDUSTRIAL
                                                                          AN UNMANAGED INDEX THAT       AVERAGE IS AN UNMANAGED
                                                                           ACHIEVES A 60 PERCENT       INDEX THAT CONSISTS OF 30
                                                                           REPRESENTATION OF U.S.      ACTIVELY TRADED STOCKS OF
                                                LIT-STRATEGIC STOCK       MARKET CAPITALIZATION OF    WELL-ESTABLISHED, BLUE-CHIP
                                                    PORTFOLIO*             EACH INDUSTRY GROUP.+             COMPANIES.**
                                                -------------------      --------------------------   ---------------------------
11/3/97                                              10000.00                     10000.00                      10000.00
                                                     10250.00                     10634.40                      10304.70
                                                     11442.00                     12117.20                      11466.50
                                                     11262.00                     12521.90                      11664.80
                                                     10641.00                     11365.60                      10219.20
12/98                                                11943.00                     13839.70                      11963.70
                                                     11897.00                     14605.20                      12751.70
                                                     13315.00                     15563.10                      14295.30
                                                     12130.00                     14506.40                      13469.40
12/99                                                11887.00                     16873.70                      14981.10
                                                     10948.00                     17132.70                      14231.60
                                                     10819.00                     16514.00                      13614.00
                                                     11173.00                     16121.20                      13878.50
12/00                                                12862.00                     14706.60                      14055.60
                                                     12463.00                     12984.90                      12872.40
                                                     13045.00                     13745.90                      13685.00
                                                     12035.00                     11728.60                      11628.70
12/01                                                13001.00                     12884.20                      13058.40

This chart compares your portfolio's performance to that of the Dow Jones Industrial Average and the MSCI USA Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
 * Wiesenberger(R)
** Bloomberg
 + Lipper Inc

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--STRATEGIC STOCK PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES
THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2001. THE TEAM IS LED BY JOHN CUNNIFF, A MANAGING DIRECTOR. CUNNIFF HAS MANAGED THE PORTFOLIO SINCE ITS INCEPTION IN 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1992. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   WHAT MARKET CONDITIONS AFFECTED
    PORTFOLIO PERFORMANCE DURING 2001, AND HOW DID THE PORTFOLIO PERFORM IN LIGHT OF THOSE CONDITIONS?

A   It was a year of ups and downs for
the stock market, the economy and the portfolio. The longest economic expansion in U.S. history finally came to an end during the reporting period, despite 11 interest-rate reductions by the Federal Reserve Board. The stock market tracked the economy downward, culminating in a massive decline in the days after the September 11 terrorist attacks. In October and November, however, stocks staged an impressive recovery, as investors took advantage of low prices and economic data that was better than feared. From September 21, the low point for stocks, to the end of the year, the S&P 500 rose 19 percent.

    In this difficult and volatile environment, we believe the portfolio's conservative, dividend-oriented stock-selection process helped boost performance. For the 12 months ended December 31, 2001, the portfolio returned
1.08 percent. By comparison, the Dow Jones Industrial Average returned -5.43 percent and the Morgan Stanley Capital International (MSCI) USA Index returned -13.17 percent.

    The total return of the portfolio is based on net asset value (NAV) of Class I shares and assumes reinvestment of all distributions for the period. Total returns do not include any charges or expenses imposed by an insurance company at the underlying portfolio or separate account level. If the return included the effect of these additional charges, it would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    The Dow Jones Industrial Average is an unmanaged index that consists of 30 actively traded stocks of well-established, blue-chip companies, and the MSCI USA Index in an unmanaged index that achieves a 60 percent representation of U.S. market capitalization of each industry group. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   HOW DID YOU SELECT STOCKS
    FOR THE PORTFOLIO?

A   We continued to follow a
disciplined strategy to select what we believed were undervalued stocks of high-quality companies. This process remains the same during both good and bad markets.

    Under normal market conditions, our process begins with the stocks represented in the Dow Jones Industrial Average, which is composed of 30 blue-chip stocks, and the MSCI USA Index, which includes 324 large-company stocks. These indexes track high-quality U.S. companies that have historically paid dividends.

    First, we identify for investment the 10 Dow stocks with the highest dividend yields. Next, we review the MSCI USA Index. We exclude from this group the 30 Dow stocks, as well as all utility and financial stocks. The remaining securities are screened for quality factors such as sales growth, earnings growth, dividend performance and trading volume. Of the securities that pass our screen, we select the 10 stocks with the highest dividend yields. The 10 MSCI USA Index stocks and the 10 Dow stocks we select as investment candidates form a basket of 20 stocks in which the portfolio invests. Approximately monthly, we employ the same process to identify a new list of 20 strategic securities. Based on a rolling 12-month schedule, we review and adjust the oldest basket of stocks so as to invest that portion of the portfolio's assets in the new list of 20 strategic securities.

Q   CAN YOU MENTION A
    FEW STOCKS THAT HELPED PORTFOLIO PERFORMANCE?

A   Philip Morris, the world's largest
tobacco company as well as a leading food and beverage business, was an outstanding portfolio performer during the reporting period. Philip Morris's stock rose during much of the year as investors looked to defensive investments in a difficult economic environment. Investors also seemed to believe that the company faced a diminished risk of costly tobacco-related lawsuits.

    Caterpillar also performed very well for the portfolio. The company's stock rose steadily during much of 2001--contrasting sharply from its dismal stock results during the previous year. Other strong performers included AT&T (a cable and communications giant), Newell Rubbermaid (a consumer-products manufacturer) and Albertson's (a large grocery company).

    Keep in mind that not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well or be held by the portfolio in the future.

Q   WHICH STOCKS WERE NEGATIVE
    PERFORMERS FOR THE PORTFOLIO?

A   Financial giant J.P. Morgan Chase
dragged portfolio performance down substantially during the reporting period. J.P. Morgan Chase, along with the entire broker-dealer industry, suffered as a result of the sharp decline in the market. With fewer investment banking deals during the year, the company's earnings fell dramatically compared to previous years.

    The portfolio's investment in Eastman Kodak also hurt performance. While the company's stock recovered modestly late in the year, Eastman Kodak performed very poorly as observers wondered about the management team's capabilities. Other poor-performing stocks for the portfolio included Emerson Electric (an electrical products manufacturer), SBC Communications (a voice and data communications provider) and E.I. du Pont de Nemours (a chemical manufacturer).

Q   WHAT DO YOU SEE AHEAD FOR
    THE PORTFOLIO?

A   The U.S. economy continues to be
weak, though toward the end of the reporting period we started seeing some signs of a possible recovery. Stronger corporate earnings would likely mean positive performance for the stock market--a welcome change after two consecutive years of negative returns for all three major stock indexes (the Dow, S&P 500, and NASDAQ). As we await better times for the stock market, we will continue to follow our strict stock-selection strategy to identify cheaply priced blue-chip stocks offering what we believe to be attractive dividend yields.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  96.3%
AEROSPACE & DEFENSE  3.1%
General Dynamics Corp. .....................................   7,880    $   627,563
Honeywell International, Inc. ..............................  15,990        540,782
                                                                        -----------
                                                                          1,168,345
                                                                        -----------
AGRICULTURAL PRODUCTS  0.4%
Archer-Daniels-Midland Co. .................................   9,560        137,186
                                                                        -----------

APPAREL RETAIL  0.2%
Too, Inc. (a)...............................................   2,911         80,052
                                                                        -----------
AUTO PARTS & EQUIPMENT  0.4%
Delphi Automotive Systems Corp. ............................   9,568        130,699
Visteon Corp. ..............................................     451          6,783
                                                                        -----------
                                                                            137,482
                                                                        -----------
AUTOMOBILE MANUFACTURERS  4.2%
General Motors Corp. .......................................  32,270      1,568,322
                                                                        -----------

BREWERS  2.5%
Anheuser-Busch Cos., Inc. ..................................  20,600        931,326
                                                                        -----------

BUILDING PRODUCTS  1.5%
Masco Corp. ................................................  22,350        547,575
                                                                        -----------

CONSTRUCTION & FARM MACHINERY  4.8%
Caterpillar, Inc. ..........................................  34,930      1,825,092
                                                                        -----------
DATA PROCESSING SERVICES  2.7%
Automatic Data Processing, Inc. ............................  10,750        633,175
Paychex, Inc. ..............................................  11,560        402,866
                                                                        -----------
                                                                          1,036,041
                                                                        -----------
DEPARTMENT STORES  0.3%
May Department Stores Co. ..................................   3,345        123,698
                                                                        -----------

DIVERSIFIED CHEMICALS  4.5%
E.I. Du Pont de Nemours & Co. ..............................  39,800      1,691,898
                                                                        -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED COMMERCIAL SERVICES  1.6%
ServiceMaster Co. ..........................................  43,360    $   598,368
                                                                        -----------

DIVERSIFIED FINANCIAL SERVICES  4.3%
J.P. Morgan Chase & Co. ....................................  45,008      1,636,041
                                                                        -----------

DRUG RETAIL  0.7%
Walgreen Co. ...............................................   7,630        256,826
                                                                        -----------

ELECTRICAL COMPONENTS & EQUIPMENT  4.2%
Emerson Electric Co. .......................................  27,940      1,595,374
                                                                        -----------

FOOD RETAIL  2.3%
Albertson's, Inc. ..........................................  27,540        867,235
                                                                        -----------

GENERAL MERCHANDISE STORES  1.3%
Target Corp. ...............................................  11,790        483,979
                                                                        -----------

HEALTH CARE EQUIPMENT  3.7%
Applied Biosystems Group--Applera Corp. ....................  11,010        432,363
Becton, Dickinson & Co. ....................................  24,820        822,783
Medtronic, Inc. ............................................   2,950        151,069
                                                                        -----------
                                                                          1,406,215
                                                                        -----------
HEALTH CARE SUPPLIES  0.0%
Zimmer Holdings, Inc. (a)...................................     306          9,345
                                                                        -----------

HOME IMPROVEMENT RETAIL  2.1%
Sherwin-Williams Co. .......................................  29,030        798,325
                                                                        -----------

HOTELS  0.6%
Carnival Corp. .............................................   8,670        243,454
                                                                        -----------

HOUSEHOLD PRODUCTS  5.5%
Clorox Co. .................................................  23,880        944,454
Kimberly-Clark Corp. .......................................   7,340        438,932
Procter & Gamble Co. .......................................   8,560        677,353
                                                                        -----------
                                                                          2,060,739
                                                                        -----------
HOUSEWARES & SPECIALTIES  2.8%
Newell Rubbermaid, Inc. ....................................  38,170      1,052,347
                                                                        -----------

INDUSTRIAL CONGLOMERATES  4.0%
Minnesota Mining & Manufacturing Co. .......................  12,850      1,518,998
                                                                        -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
INDUSTRIAL MACHINERY  0.8%
Illinois Tool Works, Inc. ..................................   3,080    $   208,578
Ingersoll-Rand Co. .........................................   2,680        112,051
                                                                        -----------
                                                                            320,629
                                                                        -----------
INTEGRATED OIL & GAS  7.7%
ChevronTexaco Corp. ........................................  15,490      1,388,059
Exxon Mobil Corp. ..........................................  34,540      1,357,422
Marathon Oil Corp. .........................................   5,030        150,900
                                                                        -----------
                                                                          2,896,381
                                                                        -----------
INTEGRATED TELECOMMUNICATION SERVICES  4.9%
AT&T Corp. .................................................  37,560        681,338
SBC Communications, Inc. ...................................  30,120      1,179,800
                                                                        -----------
                                                                          1,861,138
                                                                        -----------
MOTORCYCLE MANUFACTURERS  0.4%
Harley-Davidson, Inc. ......................................   2,860        155,327
                                                                        -----------

OFFICE ELECTRONICS  0.0%
Xerox Corp. (a).............................................     640          6,669
                                                                        -----------

PACKAGED FOODS  3.0%
ConAgra Foods, Inc. ........................................  43,910      1,043,741
Sara Lee Corp. .............................................   3,800         84,474
                                                                        -----------
                                                                          1,128,215
                                                                        -----------
PAPER PRODUCTS  4.7%
International Paper Co. ....................................  43,970      1,774,190
                                                                        -----------

PERSONAL PRODUCTS  3.8%
Avon Products, Inc. ........................................  30,640      1,424,760
                                                                        -----------

PHARMACEUTICALS  4.5%
Abbott Laboratories, Inc. ..................................   5,920        330,040
Bristol-Myers Squibb Co. ...................................   3,060        156,060
Eli Lilly & Co. ............................................   5,720        449,249
Pfizer, Inc. ...............................................  18,900        753,165
                                                                        -----------
                                                                          1,688,514
                                                                        -----------
PHOTOGRAPHIC PRODUCTS  3.3%
Eastman Kodak Co. ..........................................  42,380      1,247,243
                                                                        -----------

PUBLISHING & PRINTING  0.8%
Gannett Co., Inc. ..........................................   2,470        166,058
McGraw-Hill Co., Inc. ......................................   2,230        135,985
                                                                        -----------
                                                                            302,043
                                                                        -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
TOBACCO  4.2%
Philip Morris Co., Inc. ....................................  34,460   $ 1,579,991
                                                                       -----------

WIRELESS TELECOMMUNICATION SERVICES  0.5%
AT&T Wireless Services, Inc. (a)............................  12,086       173,676
                                                                       -----------

TOTAL LONG-TERM INVESTMENTS  96.3%
  (Cost $34,388,247)................................................    36,333,039

REPURCHASE AGREEMENT  3.4%
BankAmerica Securities ($1,276,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/01,
  to be sold on 01/02/02 at $1,276,124) (Cost $1,276,000)...........     1,276,000
                                                                       -----------

TOTAL INVESTMENTS  99.7%
  (Cost $35,664,247)................................................    37,609,039
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%.........................       118,850
                                                                       -----------

NET ASSETS  100.0%..................................................   $37,727,889
                                                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $35,664,247)........................  $37,609,039
Cash........................................................          163
Receivables:
  Portfolio Shares Sold.....................................      166,071
  Dividends.................................................       30,122
Unamortized Organizational Costs............................        6,726
Other.......................................................       28,480
                                                              -----------
    Total Assets............................................   37,840,601
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       28,007
  Distributor and Affiliates................................        4,210
  Investment Advisory Fee...................................          757
Accrued Expenses............................................       42,054
Trustees' Deferred Compensation and Retirement Plans........       37,684
                                                              -----------
    Total Liabilities.......................................      112,712
                                                              -----------
NET ASSETS..................................................  $37,727,889
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $36,428,502
Net Unrealized Appreciation.................................    1,944,792
Accumulated Undistributed Net Investment Income.............      691,687
Accumulated Net Realized Loss...............................   (1,337,092)
                                                              -----------
NET ASSETS..................................................  $37,727,889
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $34,593,226 and
    2,919,310 shares of beneficial interest issued and
    outstanding)............................................  $     11.85
                                                              ===========
  Class II Shares (Based on net assets of $3,134,663 and
    264,997 shares of beneficial interest issued and
    outstanding)............................................  $     11.83
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends...................................................  $  929,973
Interest....................................................      26,494
                                                              ----------
    Total Income............................................     956,467
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     174,864
Shareholder Reports.........................................      33,137
Accounting..................................................      27,003
Audit.......................................................      19,925
Shareholder Services........................................      16,176
Trustees' Fees and Related Expenses.........................      15,487
Custody.....................................................      12,952
Amortization of Organizational Costs........................       8,000
Distribution (12b-1) and Service Fees.......................       3,634
Legal.......................................................       2,626
Other.......................................................       5,301
                                                              ----------
    Total Expenses..........................................     319,105
    Investment Advisory Fee Reduction.......................      87,837
    Less Credits Earned on Cash Balances....................         278
                                                              ----------
    Net Expenses............................................     230,990
                                                              ----------
NET INVESTMENT INCOME.......................................  $  725,477
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  563,512
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,868,499
  End of the Period.........................................   1,944,792
                                                              ----------
Net Unrealized Depreciation During the Period...............    (923,707)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (360,195)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  365,282
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $   725,477          $   648,128
Net Realized Gain/Loss...........................        563,512           (1,559,120)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................       (923,707)           3,480,306
                                                     -----------          -----------
Change in Net Assets from Operations.............        365,282            2,569,314
                                                     -----------          -----------

Distributions from Net Investment Income:
  Class I Shares.................................       (650,126)            (508,843)
  Class II Shares................................        (12,874)                 -0-
                                                     -----------          -----------
                                                        (663,000)            (508,843)
                                                     -----------          -----------

Distributions from Net Realized Gain:
  Class I Shares.................................            -0-           (1,064,836)
  Class II Shares................................            -0-                  -0-
                                                     -----------          -----------
                                                             -0-           (1,064,836)
                                                     -----------          -----------
Total Distributions..............................       (663,000)          (1,573,679)
                                                     -----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................       (297,718)             995,635
                                                     -----------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     11,350,405            9,431,562
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        663,000            1,573,679
Cost of Shares Repurchased.......................     (7,000,989)          (8,880,153)
                                                     -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      5,012,416            2,125,088
                                                     -----------          -----------
TOTAL INCREASE IN NET ASSETS.....................      4,714,698            3,120,723
NET ASSETS:
Beginning of the Period..........................     33,013,191           29,892,468
                                                     -----------          -----------
End of the Period (Including accumulated
  undistributed net investment income of $691,687
  and $629,210, respectively)....................    $37,727,889          $33,013,191
                                                     ===========          ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       NOVEMBER 3, 1987
                                                                         (COMMENCEMENT
                                     YEAR ENDED DECEMBER 31,             OF INVESTMENT
CLASS I SHARES                 ------------------------------------     OPERATIONS) TO
                                2001      2000      1999      1998     DECEMBER 31, 1997
                               ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $11.96    $11.73    $11.93    $10.25         $10.00
                               ------    ------    ------    ------         ------
  Net Investment Income......     .23       .24       .18       .11            .03
  Net Realized and Unrealized
    Gain/Loss................    (.11)      .60      (.23)     1.58            .22
                               ------    ------    ------    ------         ------
Total from Investment
  Operations.................     .12       .84      (.05)     1.69            .25
                               ------    ------    ------    ------         ------
Less:
  Distributions from Net
    Investment Income........     .23       .20       .12       .01            -0-
  Distributions from Net
    Realized Gain............     -0-       .41       .03       -0-            -0-
                               ------    ------    ------    ------         ------
Total Distributions..........     .23       .61       .15       .01            -0-
                               ------    ------    ------    ------         ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $11.85    $11.96    $11.73    $11.93         $10.25
                               ======    ======    ======    ======         ======

Total Return*................   1.08%     8.20%    -0.47%    16.51%          2.45%**
Net Assets at End of the
  Period (In millions).......  $ 34.6    $ 32.6    $ 29.9    $ 21.4         $  2.5
Ratio of Expenses to Average
  Net Assets* (a)............    .65%      .66%      .65%      .65%           .61%
Ratio of Net Investment
  Income to Average Net
  Assets*....................   2.09%     2.28%     1.81%     2.01%          2.67%
Portfolio Turnover...........     38%       48%       43%       10%             0%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets (a).............    .90%     1.03%      .91%     1.25%          2.59%
Ratio of Net Investment
  Income to Average Net
  Assets.....................   1.84%     1.91%     1.55%     1.41%           .68%

** Non-Annualized

(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        JULY 24, 2000
                                                                        COMMENCEMENT
                                                                        OF INVESTMENT
CLASS II SHARES                                     YEAR ENDED         OPERATIONS) TO
                                                 DECEMBER 31, 2001    DECEMBER 31, 2000
                                                 --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........      $11.94               $10.27
                                                      ------               ------
  Net Investment Income.........................         .22                  .04
  Net Realized and Unrealized Gain/Loss.........        (.12)                1.63
                                                      ------               ------
Total from Investment Operations................         .10                 1.67
Less Distributions from Net Investment Income...         .21                  -0-
                                                      ------               ------
NET ASSET VALUE, END OF THE PERIOD..............      $11.83               $11.94
                                                      ======               ======

Total Return* (a)...............................        .92%               16.26%**
Net Assets at End of the Period (In millions)...      $  3.1               $   .5
Ratio of Expenses to Average Net Assets* (b)....        .90%                 .91%
Ratio of Net Investment Income to Average Net
  Assets*.......................................       1.75%                1.75%
Portfolio Turnover..............................         38%                  48%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b).....       1.15%                1.88%
Ratio of Net Investment Income to Average Net
  Assets........................................       1.50%                 .78%

** Non-Annualized

(a) The returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets do not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Strategic Stock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital. The Portfolio commenced investment operations on November 3, 1997. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Portfolio has reimbursed Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Portfolio's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending November 4, 2002. The Adviser has agreed that in the event any of the initial shares of the Portfolio originally purchased by Van Kampen are redeemed during the amortization period, the Portfolio will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $937,777, which will expire on December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $36,063,562; the aggregate gross unrealized appreciation is $3,695,843 and the aggregate gross unrealized depreciation is $2,150,366, resulting in net unrealized appreciation on long- and short-term investments of $1,545,477.

F. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

G. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Portfolio's custody fee was reduced by $278 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                   % PER ANNUM
First $500 million..........................................    .50%
Over $500 million...........................................    .45%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .65% for Class I shares and .90% for Class II shares. For the year ended December 31, 2001, the Adviser voluntarily waived $87,837 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $2,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $13,500 representing Van Kampen's cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $15,000. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

trustees. Investments in such funds of $28,301 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2001, Van Kampen owned 20,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $33,361,679 and $3,066,823 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   736,935    $ 8,655,298
  Class II..................................................   230,056      2,695,107
                                                              --------    -----------
Total Sales.................................................   966,991    $11,350,405
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................    57,029    $   650,126
  Class II..................................................     1,129         12,874
                                                              --------    -----------
Total Dividend Reinvestment.................................    58,158    $   663,000
                                                              ========    ===========
Repurchases:
  Class I...................................................  (596,817)   $(6,952,200)
  Class II..................................................    (4,183)       (48,789)
                                                              --------    -----------
Total Repurchases...........................................  (601,000)   $(7,000,989)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $31,008,455 and $407,631 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   850,842    $ 9,103,739
  Class II..................................................    38,990        417,823
                                                              --------    -----------
Total Sales.................................................   889,832    $ 9,521,562
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................   158,797    $ 1,573,679
  Class II..................................................       -0-            -0-
                                                              --------    -----------
Total Dividend Reinvestment.................................   158,797    $ 1,573,679
                                                              ========    ===========
Repurchases:
  Class I...................................................  (835,775)   $(8,869,961)
  Class II..................................................      (995)       (10,192)
                                                              --------    -----------
Total Repurchases...........................................  (836,770)   $(8,880,153)
                                                              ========    ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $16,964,370 and $12,891,677, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Not withstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $800.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Strategic Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Strategic Stock Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
STRATEGIC STOCK PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distribution paid by the Portfolio during its taxable year ended December 31, 2001. For corporate shareholders, 100% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1997  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1997  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1997  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1997  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1997  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1997  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT ANR SS 2/02                                                Member NASD/SIPC.
                                                                 5209B02-AP-2/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS      10
                         FINANCIAL STATEMENTS      23
                NOTES TO FINANCIAL STATEMENTS      27
               REPORT OF INDEPENDENT AUDITORS      33

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      34
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
              TRUSTEE AND OFFICER INFORMATION      36

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.7
Sep 00                                                                            1.3
Dec 00                                                                            1.9
Mar 01                                                                            1.3
Jun 01                                                                            0.3
Sep 01                                                                           -1.3
Dec 01                                                                            0.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                                           CLASS I
-----------------------------------------------------------------------
One-year total return based on NAV(1)                        -1.59%
-----------------------------------------------------------------------
Five-year average annual total return based on NAV(1)         7.67%
-----------------------------------------------------------------------
Ten-year average annual total return based on NAV(1)          9.19%
-----------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                        9.74%
-----------------------------------------------------------------------
Commencement date                                          06/30/87
-----------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1991--December 31, 2001)

 [LINE GRAPH]

                                                                                                       LIPPER FLEXIBLE PORTFOLIO
                                                                                                            FUND INDEX IS AN
                                                                            STANDARD & POOR'S 500         UNMANAGED INDEX THAT
                                                                            INDEX IS AN UNMANAGED         REFLECTS THE AVERAGE
                                                                               INDEX GENERALLY           PERFORMANCE OF THE 30
                                                LIT-ASSET ALLOCATION      REPRESENTATIVE OF THE U.S.   LARGEST FLEXIBLE PORTFOLIO
                                                     PORTFOLIO*                STOCK MARKET.**                  FUNDS.+
                                                --------------------      --------------------------   --------------------------
12/91                                                 10000.00                     10000.00                    10000.00
                                                       9718.54                      9747.00                     9840.75
                                                       9712.31                      9933.00                     9878.12
                                                      10126.70                     10246.00                    10194.20
12/92                                                 10728.50                     10762.00                    10566.50
                                                      11151.50                     11232.00                    10995.90
                                                      11190.20                     11286.00                    11188.80
                                                      11625.10                     11578.00                    11656.80
12/93                                                 11555.00                     11846.00                    11911.60
                                                      11124.10                     11397.00                    11488.90
                                                      10947.90                     11445.00                    11331.50
                                                      11124.30                     12005.00                    11722.30
12/94                                                 11132.40                     12003.00                    11593.10
                                                      12068.40                     13172.00                    12278.40
                                                      13086.40                     14429.00                    13171.40
                                                      13900.80                     15576.00                    13877.60
12/95                                                 14623.20                     16514.00                    14328.40
                                                      15062.90                     17400.00                    14785.80
                                                      15364.70                     18181.00                    15175.50
                                                      15646.60                     18743.00                    15524.70
12/96                                                 16651.90                     20305.00                    16348.90
                                                      16516.50                     20849.00                    16289.80
                                                      17985.30                     24489.00                    17940.20
                                                      19619.00                     26324.00                    19131.70
12/97                                                 20284.30                     27079.00                    19331.80
                                                      21885.50                     30857.00                    21077.20
                                                      22025.80                     31875.00                    21402.30
                                                      21131.40                     28705.00                    19860.40
12/98                                                 23463.80                     34817.00                    22524.50
                                                      23366.30                     36557.00                    22881.80
                                                      23852.70                     39133.00                    23815.10
                                                      23224.50                     36688.00                    22927.60
12/99                                                 24622.80                     42147.00                    24737.50
                                                      25169.20                     43114.00                    25348.60
                                                      24894.90                     41968.00                    24997.40
                                                      25123.50                     41562.00                    25372.40
12/00                                                 24483.40                     38310.00                    24578.30
                                                      23252.60                     33768.00                    22561.60
                                                      24213.50                     35744.00                    23513.40
                                                      22652.10                     30498.00                    21158.60
12/01                                                 24093.30                     33757.00                    22805.70

This chart compares your portfolio's performance to that of the S&P 500 Index and the Lipper Flexible Portfolio Fund Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
 * Confluence Technologies, Inc.
** Wiesenberger(R)
( +) Lipper Inc.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--ASSET ALLOCATION PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2001. THE EQUITY PORTION OF THE PORTFOLIO IS MANAGED BY THE ADVISER'S SMALL- AND MID-CAP VALUE TEAM(1), WHICH CURRENTLY INCLUDES JOHN CUNNIFF, A MANAGING DIRECTOR. THE FIXED INCOME PORTION OF THE PORTFOLIO IS MANAGED BY THE ADVISER'S HIGH GRADE TEAM, WHICH CURRENTLY INCLUDES ANGELO MANIOUDAKIS, AN EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE REPORTING PERIOD?

A   The portfolio returned
-1.59 percent for the 12 months that ended December 31, 2001. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figure shown.

    In a challenging overall environment, the portfolio's performance compared very well to that of the stock market and other portfolios managed similarly. During the same time period, the Standard & Poor's 500 Index returned -6.23 percent, while the Lipper Flexible Portfolio Fund Index, which more closely resembles the portfolio, returned -6.42 percent.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Fund Index is an unmanaged index that reflects the average performance of the 30 largest flexible portfolio funds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT WERE THE MOST SIGNIFICANT
    MARKET FACTORS UNDERLYING THE PORTFOLIO'S PERFORMANCE?

A   2001 was a year of ups and downs
for the stock market. The longest economic expansion in U.S. history finally came to an end during the reporting period, despite 11 interest-rate reductions by the Federal Reserve Board. The stock market tracked the economy downward, culminating in a massive decline in the days after the September 11 terrorist attacks. In October and November, however, stocks staged an impressive recovery as investors took advantage of low prices as well as economic data that was better than initially feared. From September 21, the low point for stocks, to the end of the year, the S&P 500 rose 19 percent.

    The bond market, meanwhile, enjoyed a strong year. This was largely the result of the Fed's interest-rate cuts, which increased the value of older, higher-yielding bonds. High-quality bonds particularly benefited because they offered investors some protection from the stock market's extreme fluctuations.

Q   WHAT WAS YOUR STRATEGY IN
    MANAGING THE PORTFOLIO IN THESE CONDITIONS?

A   Depending on current market and
economic trends, we have adjusted the portfolio's allocation to stocks, bonds and money-market securities to attempt to achieve high total return for portfolio shareholders.

    At the beginning of the period, 61 percent of the portfolio's assets were invested in stocks, 33 percent in bonds, and 6 percent in money markets (cash). This allocation remained steady throughout much of the first half of the year, but by the end of the year the portfolio's assets were 55 percent invested in stocks, 39 percent in bonds and 6 percent in cash. These changes resulted from market movements--as stock prices fell and bond prices rose, we wanted to take advantage of the growth potential associated with a possible stock-market recovery.

Q   WHAT WERE SOME OF THE STOCKS
    THAT BOOSTED PORTFOLIO RETURNS DURING THE YEAR?

A   The portfolio's strongest-
performing stock was Microsoft, the world's largest software manufacturer. Microsoft enjoyed a strong year, due in part to its settlement with the U.S.

Department of Justice regarding the company's business practices. Investors reacted favorably to the settlement perhaps because they believed it reduced the risk to earnings of additional costly lawsuits. Investors also appeared optimistic about the successful launch of two significant new Microsoft products, the Windows XP operating system and the Xbox gaming console.

    IBM, which continued its successful transition from a computer-products manufacturer to a service-oriented, technology-consulting firm, also helped portfolio results during 2001. The portfolio similarly benefited from its investments in Darden Restaurants, a restaurant-management company that operates chains such as Red Lobster and Olive Garden, as well as Bank of America, the third-largest U.S. bank.

    Keep in mind that not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well or be held by the portfolio in the future.

Q   WHAT STOCKS WERE NEGATIVE
    PERFORMERS FOR THE PORTFOLIO?

A   The portfolio's results were
weakened by our investment in General Electric, which saw its valuation fall along with that of the stock market. The company also faced concerns stemming from the economic effects of the September 11 attacks. For example, the commercial aircraft division faced challenges resulting from the decline in travel, while the company's NBC unit was hurt by the decline in television advertising revenues.

    Although the fund was invested in some technology companies widely considered leaders in their fields, weak performance in the technology sector hurt portfolio results. Poor performers included Cisco, the leader in Internet networking; EMC, the dominant company in electronic-data storage; and Oracle, the top maker of database software.

Q   HOW WAS THE PORTFOLIO'S BOND
    PORTION MANAGED?

A   During the reporting period, we
continued to maintain a balance between U.S. Treasury securities and investment-grade corporate bonds (bonds rated BBB or higher) to try to provide diversification and reduce portfolio risk. During the first half of the year, we de-emphasized the utility sector--a sector in which investors were wary as a result of the ongoing California energy crisis. Though mild weather helped ease the crisis, we generally avoided utility investments throughout the rest of 2001.

    As 2001 drew to a close, we became more constructive on the economy for 2002 and shifted some of the portfolio's sector allocations. In particular, we added to the portfolio's position in bonds issued by cyclical industrial companies, which historically have tended to enjoy more favorable business climates when the economy is improving, and brokerage firms, which we believed could benefit from a healthier market environment.

Q   WHAT IS YOUR OUTLOOK FOR
    THE PORTFOLIO?

A   The U.S. economy continues to be
weak, though toward the end of the reporting period we started seeing some signs of a possible recovery. Stronger corporate earnings may mean positive performance for the stock market--a welcome change after two consecutive years of negative returns for all three major stock indexes (the Dow Jones Industrial Average, S&P 500, and Nasdaq). The bond market, meanwhile, will hope for another strong year, though the possibility of an economic recovery could mean that interest rates may not remain at their current low levels. In this environment, we will continue to modify the portfolio's asset allocation based on economic and market conditions.

                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                    SHARES      VALUE
COMMON STOCKS  54.2%
AEROSPACE & DEFENSE  0.5%
Boeing Co. .................................................    2,000    $   77,560
Honeywell International, Inc. ..............................    1,687        57,054
Rockwell Collins, Inc. .....................................    3,800        74,100
United Technologies Corp. ..................................      500        32,315
                                                                         ----------
                                                                            241,029
                                                                         ----------
AIR FREIGHT & COURIERS  0.1%
FedEx Corp. (a).............................................    1,000        51,880
                                                                         ----------
AIRLINES  0.1%
AMR Corp. (a)...............................................    1,400        31,038
Delta Air Lines, Inc. ......................................      900        26,334
                                                                         ----------
                                                                             57,372
                                                                         ----------
ALTERNATIVE CARRIERS  0.1%
Time Warner Telecom Inc., Class A (a).......................    1,800        31,842
                                                                         ----------

ALUMINUM  0.2%
Alcoa, Inc. (a).............................................    2,200        78,210
                                                                         ----------
APPAREL & ACCESSORIES  0.3%
Jones Apparel Group, Inc. (a)...............................    1,800        59,706
Tommy Hilfiger Corp., 144A-Private Placement (a) (b)........    6,600        90,750
                                                                         ----------
                                                                            150,456
                                                                         ----------
APPAREL RETAIL  0.3%
TJX Co., Inc. ..............................................    3,000       119,580
                                                                         ----------

APPLICATION SOFTWARE  0.1%
Roxio, Inc. (a).............................................    1,794        29,691
                                                                         ----------

AUTO PARTS & EQUIPMENT  0.5%
Delphi Automotive Systems Corp. ............................    2,488        33,986
Johnson Controls, Inc. .....................................    1,600       129,200
TRW, Inc. ..................................................    1,400        51,856
Visteon Corp. ..............................................      667        10,032
                                                                         ----------
                                                                            225,074
                                                                         ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                    SHARES      VALUE
AUTOMOBILE MANUFACTURERS  0.3%
Ford Motor Co. .............................................    5,100    $   80,172
General Motors Corp. .......................................    1,250        60,750
                                                                         ----------
                                                                            140,922
                                                                         ----------
BANKS  2.3%
Bank of America Corp. ......................................    5,781       363,914
Bank One Corp. .............................................    5,434       212,198
FleetBoston Financial Corp. ................................    7,331       267,581
Mellon Financial Corp. .....................................    5,000       188,100
                                                                         ----------
                                                                          1,031,793
                                                                         ----------
BIOTECHNOLOGY  0.5%
Amgen, Inc. (a).............................................    4,200       237,048
                                                                         ----------

BREWERS  0.5%
Anheuser-Busch Cos., Inc. ..................................    4,600       207,966
                                                                         ----------

CASINOS & GAMING  0.4%
Harrah's Entertainment, Inc. (a)............................    4,700       173,947
                                                                         ----------

COMMERCIAL PRINTING  0.4%
R.R. Donnelley & Sons Co. ..................................    6,500       192,985
                                                                         ----------

COMPUTER & ELECTRONICS RETAIL  0.6%
Best Buy Co., Inc. (a)......................................    1,900       141,512
Circuit City Stores-Circuit City Group......................    3,400        88,230
RadioShack Corp. ...........................................    1,000        30,100
                                                                         ----------
                                                                            259,842
                                                                         ----------
COMPUTER HARDWARE  2.3%
Apple Computer, Inc. (a)....................................    6,000       131,400
Compaq Computer Corp. ......................................    6,000        58,560
Dell Computer Corp. (a).....................................    2,900        78,822
Gateway, Inc. (a)...........................................    1,000         8,040
Hewlett-Packard Co. ........................................    7,600       156,104
International Business Machines Corp. ......................    4,300       520,128
Sun Microsystems, Inc. (a)..................................    8,000        98,400
                                                                         ----------
                                                                          1,051,454
                                                                         ----------
COMPUTER STORAGE & PERIPHERALS  0.7%
Electronics for Imaging, Inc. (a)...........................    7,000       156,170
Lexmark International, Inc., Class A (a)....................    1,500        88,500
Network Appliance, Inc. (a).................................    2,700        59,049
                                                                         ----------
                                                                            303,719
                                                                         ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                    SHARES      VALUE
CONSTRUCTION & ENGINEERING  0.4%
McDermott International, Inc. (a)...........................   15,400    $  188,958
                                                                         ----------

CONSTRUCTION & FARM MACHINERY  0.2%
Navistar International Corp. (a)............................    2,300        90,850
                                                                         ----------

CONSUMER FINANCE  0.9%
Household International, Inc. ..............................    3,000       173,820
MBNA Corp. .................................................    6,100       214,720
Providian Financial Corp. (a)...............................    3,800        13,490
                                                                         ----------
                                                                            402,030
                                                                         ----------
DEPARTMENT STORES  1.0%
Federated Department Stores, Inc. (a).......................    3,100       126,790
May Department Stores Co. ..................................    4,250       157,165
Sears Roebuck & Co. ........................................    3,500       166,740
                                                                         ----------
                                                                            450,695
                                                                         ----------
DIVERSIFIED CHEMICALS  0.5%
Dow Chemical Co. ...........................................    4,844       163,630
Du Pont (E.I.) de Nemours & Co. ............................    1,000        42,510
                                                                         ----------
                                                                            206,140
                                                                         ----------
DIVERSIFIED COMMERCIAL SERVICES  0.1%
Cendant Corp. (a)...........................................    3,000        58,830
                                                                         ----------

DIVERSIFIED FINANCIAL SERVICES  4.2%
American Express Co. .......................................    1,650        58,888
Charles Schwab Corp. .......................................    2,250        34,808
Citigroup, Inc. ............................................   12,966       654,524
Fannie Mae..................................................    4,500       357,750
Freddie Mac.................................................    1,800       117,720
J.P. Morgan Chase & Co. ....................................    6,250       227,188
Lehman Brothers Holdings, Inc. .............................    4,000       267,200
Merrill Lynch & Co., Inc. ..................................    3,700       192,844
                                                                         ----------
                                                                          1,910,922
                                                                         ----------
ELECTRIC UTILITIES  1.0%
DTE Energy Co. .............................................    4,200       176,148
NSTAR.......................................................    1,403        62,925
TXU Corp. ..................................................    4,300       202,745
                                                                         ----------
                                                                            441,818
                                                                         ----------
ELECTRICAL COMPONENTS & EQUIPMENT  0.2%
Rockwell International Corp. ...............................    3,800        67,868
                                                                         ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                    SHARES      VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS  0.6%
Agilent Technologies, Inc. (a)..............................    1,449    $   41,311
Broadcom Corp., Class A (a).................................    1,000        40,870
Sanmina-SCI Corp. (a).......................................    7,832       155,857
Solectron Corp. (a).........................................    2,800        31,584
                                                                         ----------
                                                                            269,622
                                                                         ----------
GENERAL MERCHANDISE STORES  1.2%
Kmart Corp. (a).............................................    7,200        39,312
Target Corp. ...............................................    1,400        57,470
Wal-Mart Stores, Inc. ......................................    7,500       431,625
                                                                         ----------
                                                                            528,407
                                                                         ----------
HEALTH CARE EQUIPMENT  1.0%
Baxter International, Inc. .................................    3,200       171,616
Medtronic, Inc. ............................................    5,000       256,050
                                                                         ----------
                                                                            427,666
                                                                         ----------
HEALTH CARE FACILITIES  0.4%
HCA, Inc. ..................................................    5,000       192,700
                                                                         ----------

HEALTH CARE SUPPLIES  0.0%
Zimmer Holdings, Inc. (a)...................................      580        17,713
                                                                         ----------

HOME IMPROVEMENT RETAIL  0.4%
Home Depot, Inc. ...........................................    1,800        91,818
Lowe's Cos., Inc. ..........................................    2,000        92,820
                                                                         ----------
                                                                            184,638
                                                                         ----------
HOUSEHOLD APPLIANCES  0.5%
Whirlpool Corp. ............................................    3,300       241,989
                                                                         ----------

HOUSEHOLD PRODUCTS  0.5%
Procter & Gamble Co. .......................................    3,100       245,303
                                                                         ----------

HOUSEWARES & SPECIALTIES  0.3%
Newell Rubbermaid, Inc. ....................................    5,000       137,850
                                                                         ----------

INDUSTRIAL CONGLOMERATES  2.3%
General Electric Co. .......................................   20,700       829,656
Minnesota Mining & Manufacturing Co. .......................    1,100       130,031
Tyco International Ltd.--(Bermuda)..........................    1,000        58,900
                                                                         ----------
                                                                          1,018,587
                                                                         ----------
INDUSTRIAL GASES  0.3%
Praxair, Inc. ..............................................    2,100       116,025
                                                                         ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                    SHARES      VALUE
INFORMATION TECHNOLOGY  0.2%
EMC Corp. (a)...............................................    5,800    $   77,952
McData Corp., Class A (a)...................................      213         5,219
                                                                         ----------
                                                                             83,171
                                                                         ----------
INTEGRATED OIL & GAS  3.2%
ChevronTexaco Corp. ........................................    3,763       337,202
Exxon Mobil Corp. ..........................................   18,144       713,059
Marathon Oil Corp. .........................................    5,600       168,000
Phillips Petroleum Co. .....................................    1,650        99,429
Royal Dutch Petroleum Co.--ADR (Netherlands)................    2,400       117,648
                                                                         ----------
                                                                          1,435,338
                                                                         ----------
INTEGRATED TELECOMMUNICATION SERVICES  2.8%
AT&T Corp. .................................................   10,001       181,418
BellSouth Corp. ............................................    4,900       186,935
Qwest Communications Intl., Inc. (a)........................    5,556        78,506
SBC Communications, Inc. ...................................    6,538       256,093
Sprint Corp. ...............................................    3,300        66,264
Verizon Communications, Inc. ...............................    8,540       405,308
WorldCom, Inc. (a)..........................................    5,250        73,920
WorldCom, Inc.--MCI Group...................................      210         2,667
                                                                         ----------
                                                                          1,251,111
                                                                         ----------
IT CONSULTING & SERVICES  0.7%
Electronic Data Systems Corp. ..............................    4,900       335,895
                                                                         ----------

LIFE & HEALTH INSURANCE  0.4%
Lincoln National Corp. .....................................    3,800       184,566
                                                                         ----------

MANAGED HEALTH CARE  1.5%
Aetna, Inc. ................................................    3,200       105,568
CIGNA Corp. ................................................    1,000        92,650
UnitedHealth Group, Inc. ...................................    3,400       240,618
Wellpoint Health Networks, Inc., Class A (a)................    2,000       233,700
                                                                         ----------
                                                                            672,536
                                                                         ----------
MEAT POULTRY & FISH  0.0%
Tyson Foods, Inc., Class A..................................    1,200        13,860
                                                                         ----------

MOVIES & ENTERTAINMENT  1.1%
AOL Time Warner, Inc. (a)...................................   10,630       341,223
Viacom, Inc., Class B (a)...................................    1,736        76,644
Vivendi Universal SA--ADR (France)..........................    1,440        77,458
Walt Disney Co. ............................................    1,000        20,720
                                                                         ----------
                                                                            516,045
                                                                         ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                    SHARES      VALUE
MULTI-LINE INSURANCE  0.8%
American International Group, Inc. .........................    4,308    $  342,055
                                                                         ----------

NETWORKING EQUIPMENT  0.7%
Cisco Systems, Inc. (a).....................................   16,800       304,248
                                                                         ----------

OFFICE SERVICES & SUPPLIES  0.4%
Imagistics International, Inc. (a)..........................      408         5,039
Pitney Bowes, Inc. .........................................    5,100       191,811
                                                                         ----------
                                                                            196,850
                                                                         ----------
OIL & GAS EXPLORATION & PRODUCTION  0.2%
Apache Corp. ...............................................    2,200       109,736
                                                                         ----------

OIL & GAS REFINING & MARKETING  0.7%
Ashland, Inc. ..............................................    3,200       147,456
Ultramar Diamond Shamrock Corp. ............................    3,700       183,076
                                                                         ----------
                                                                            330,532
                                                                         ----------
PACKAGED FOODS  0.4%
Sara Lee Corp. .............................................    8,000       177,840
                                                                         ----------

PAPER PRODUCTS  0.5%
Bowater, Inc. ..............................................    1,500        71,550
International Paper Co. ....................................    1,000        40,350
Westvaco Corp. .............................................    3,800       108,110
                                                                         ----------
                                                                            220,010
                                                                         ----------
PHARMACEUTICALS  4.3%
Abbott Laboratories, Inc. ..................................    4,700       262,025
Bristol-Myers Squibb Co. ...................................    5,800       295,800
Johnson & Johnson, Inc. ....................................    6,800       401,880
Merck & Co., Inc. ..........................................    5,800       341,040
Pfizer, Inc. ...............................................   16,300       649,555
                                                                         ----------
                                                                          1,950,300
                                                                         ----------
PROPERTY & CASUALTY  1.0%
AMBAC Financial Group, Inc. ................................    1,800       104,148
MGIC Investment Corp. ......................................    2,400       148,128
Radian Group, Inc. .........................................    4,400       188,980
                                                                         ----------
                                                                            441,256
                                                                         ----------
PUBLISHING & PRINTING  0.2%
Dow Jones & Co., Inc. ......................................      500        27,365
New York Times Co., Class A.................................    1,500        64,875
                                                                         ----------
                                                                             92,240
                                                                         ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                    SHARES      VALUE
RAILROADS  0.1%
Union Pacific Corp. ........................................      800    $   45,600
                                                                         ----------

RESTAURANTS  1.6%
Brinker International, Inc. (a).............................    5,700       169,632
Darden Restaurants, Inc. ...................................    8,500       300,900
McDonald's Corp. ...........................................    1,000        26,470
Tricon Global Restaurants, Inc. (a).........................    5,000       246,000
                                                                         ----------
                                                                            743,002
                                                                         ----------
SEMICONDUCTORS  1.6%
Adaptec, Inc. (a)...........................................   10,900       158,050
Intel Corp. ................................................   12,200       383,690
LSI Logic Corp. (a).........................................    3,400        53,652
Texas Instruments, Inc. ....................................    5,000       140,000
                                                                         ----------
                                                                            735,392
                                                                         ----------
SOFT DRINKS  1.3%
Coca-Cola Co. ..............................................    3,050       143,808
Pepsi Bottling Group, Inc. .................................    6,800       159,800
PepsiCo, Inc. ..............................................    5,500       267,795
                                                                         ----------
                                                                            571,403
                                                                         ----------
STEEL  0.2%
Corus Group PLC--ADR (United Kingdom).......................    7,300        76,139
                                                                         ----------

SYSTEMS SOFTWARE  2.4%
BMC Software, Inc. (a)......................................      300         4,911
Microsoft Corp. (a).........................................   11,700       775,125
Oracle Corp. (a)............................................   17,600       243,056
VERITAS Software Corp. (a)..................................    1,339        60,027
                                                                         ----------
                                                                          1,083,119
                                                                         ----------
TELECOMMUNICATIONS EQUIPMENT  0.6%
Alcatel SA--ADR (France)....................................    1,100        18,205
Avaya, Inc. (a).............................................      366         4,447
Corning, Inc. (a)...........................................    1,200        10,704
JDS Uniphase Corp. (a)......................................    2,000        17,360
Lucent Technologies, Inc. (a)...............................    4,400        27,676
Motorola, Inc. .............................................    5,529        83,046
Nokia Corp.--(Finland)......................................    2,000        49,060
Nortel Networks Corp.--ADR (Canada) (a).....................    6,800        51,000
Tellabs, Inc. (a)...........................................    1,300        19,448
                                                                         ----------
                                                                            280,946
                                                                         ----------
TOBACCO  0.9%
Philip Morris Co., Inc. ....................................    9,300       426,405
                                                                         ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                    SHARES      VALUE
WIRELESS TELECOMMUNICATION SERVICES  0.2%
AT&T Wireless Services, Inc. (a)............................    3,218    $   46,243
Nextel Communications, Inc. (a).............................    1,900        20,824
                                                                         ----------
                                                                             67,067
                                                                         ----------
TOTAL COMMON STOCKS  54.2%............................................   24,470,083
                                                                         ----------

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          CORPORATE BONDS  22.4%
          AEROSPACE & DEFENSE  1.4%
$  250    Boeing Capital Corp. ........................ 7.375%   09/27/10   $   264,865
   250    Lockheed Martin Corp. ....................... 8.500    12/01/29       299,353
    50    Northrop Grumman Corp. ...................... 7.750    02/15/31        54,312
                                                                            -----------
                                                                                618,530
                                                                            -----------
          AUTOMOTIVE  1.2%
   250    DaimlerChrysler NA Holding................... 7.375    09/15/06       253,183
    50    Dana Corp., 144A--Private Placement (b)...... 9.000    08/15/11        46,000
   250    Ford Motor Credit Co. ....................... 6.875    02/01/06       250,580
                                                                            -----------
                                                                                549,763
                                                                            -----------
          BANKING  1.3%
   250    Countrywide Funding Corp. ................... 8.250    07/15/02       257,123
    85    JP Morgan Chase & Co. ....................... 6.750    02/01/11        87,159
   250    Washington Mutual Capital, Inc. ............. 8.375    06/01/27       250,833
                                                                            -----------
                                                                                595,115
                                                                            -----------
          BEVERAGE  0.6%
   250    Coca-Cola Enterprises, Inc. ................. 7.125    09/30/09       268,165
                                                                            -----------

          BROKERAGE  0.3%
   135    Goldman Sachs Group, Inc. ................... 6.875    01/15/11       138,496
                                                                            -----------

          BUILDING MATERIALS  0.1%
    60    Centex Corp. ................................ 7.875    02/01/11        61,224
                                                                            -----------

          CAPTIVE FINANCE  0.6%
   155    Ford Motor Credit Co. ....................... 7.250    10/25/11       151,094
    55    General Motors Acceptance Corp. ............. 6.875    09/15/11        53,970
    55    General Motors Acceptance Corp. ............. 8.000    11/01/31        56,139
                                                                            -----------
                                                                                261,203
                                                                            -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          CHEMICALS  0.6%
$  250    Union Carbide Corp. ......................... 6.250%   06/15/03   $   258,374
                                                                            -----------

          CONGLOMERATES  0.7%
    75    Honeywell International, Inc. ............... 6.125    11/01/11        74,345
   100    Hutchinson Whampoa Finance Corp., 144A--
          Private Placement (Cayman Islands) (b)....... 7.500    08/01/27        94,664
   150    Tyco International Group SA (Luxembourg)..... 6.375    10/15/11       146,802
                                                                            -----------
                                                                                315,811
                                                                            -----------
          ELECTRIC  0.7%
    75    Detroit Edison Co. .......................... 6.125    10/01/10        73,783
   250    Niagara Mohawk Power Corp., Ser G............ 7.750    10/01/08       267,688
                                                                            -----------
                                                                                341,471
                                                                            -----------
          ENVIRONMENTAL SERVICES  0.7%
    70    Republic Services, Inc. ..................... 6.750    08/15/11        70,217
    50    Waste Management, Inc. ...................... 7.375    08/01/10        51,206
   220    Waste Management, Inc. ...................... 7.000    07/15/28       203,971
                                                                            -----------
                                                                                325,394
                                                                            -----------
          GAMING  0.8%
   350    Park Place Entertainment Corp. .............. 7.950    08/01/03       356,974
                                                                            -----------

          HEALTHCARE  0.8%
   265    Aetna, Inc. ................................. 7.375    03/01/06       265,938
    85    Tenet Healthcare Corp., 144A--Private
          Placement (b)................................ 6.875    11/15/31        78,458
                                                                            -----------
                                                                                344,396
                                                                            -----------
          HOME CONSTRUCTION  0.2%
    80    Pulte Homes, Inc., 144A--Private Placement
          (b).......................................... 7.875    08/01/11        79,419
                                                                            -----------

          INDEPENDENT ENERGY  0.1%
    36    Equistar Chemicals LP........................ 10.125   09/01/08        36,360
                                                                            -----------

          LIFE INSURANCE  1.1%
    60    Anthem Insurance Cos. Inc., 144A--Private
          Placement (b)................................ 9.125    04/01/10        64,571
    10    Anthem Insurance, 144A--Private Placement
          (b).......................................... 9.000    04/01/27        10,095
    35    Health Net, Inc. ............................ 8.375    04/15/11        36,143
   100    Nationwide Mutual Insurance, 144A--Private
          Placement (b)................................ 7.500    02/15/24        90,205

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          LIFE INSURANCE (CONTINUED)
$  145    Prudential Hldgs, LLC, 144A--Private
          Placement (b)................................ 7.245%   12/18/23   $   148,960
   145    Prudential Hldgs, LLC, 144A--Private
          Placement (b)................................ 8.695    12/18/23       151,276
                                                                            -----------
                                                                                501,250
                                                                            -----------
          LODGING  0.1%
    30    Marriott International, 144A--Private
          Placement (b)................................ 7.000    01/15/08        30,217
                                                                            -----------

          MEDIA-CABLE  1.8%
   250    Comcast Cable Communications, Inc. .......... 6.375    01/30/06       254,248
   500    Cox Communications, Inc. .................... 6.875    06/15/05       523,774
    20    TCI Communications, Inc. .................... 7.875    02/15/26        20,723
                                                                            -----------
                                                                                798,745
                                                                            -----------
          MEDIA-NONCABLE  1.3%
    50    AOL Time Warner, Inc. ....................... 7.625    04/15/31        53,049
    25    Belo Corp. .................................. 8.000    11/01/08        25,567
   250    Clear Channel Communications................. 7.875    06/15/05       265,144
   250    Viacom, Inc. ................................ 7.750    06/01/05       269,769
                                                                            -----------
                                                                                613,529
                                                                            -----------
          NATURAL GAS DISTRIBUTORS  0.1%
    30    Consolidated Natural Gas Co. ................ 6.250    11/01/11        29,413
                                                                            -----------

          NATURAL GAS PIPELINES  0.2%
    65    Transcontinental Gas Pipe Corp., 144A--
          Private Placement (b)........................ 7.000    08/15/11        63,551
    30    Williams Cos., Inc. ......................... 7.500    01/15/31        29,311
                                                                            -----------
                                                                                 92,862
                                                                            -----------
          NONCAPTIVE-DIVERSIFIED FINANCE  0.4%
    80    Household Finance Co. ....................... 6.750    05/15/11        79,685
   105    Household Finance Corp. (c) ................. 6.400    06/17/08       104,318
                                                                            -----------
                                                                                184,003
                                                                            -----------
          PHARMACEUTICALS  0.4%
   175    Bristol Myers Squibb Co. .................... 5.750    10/01/11       173,670
                                                                            -----------

          PROPERTY & CASUALTY  0.2%
   100    Farmers Exchange Capital, 144A--Private
          Placement (b)................................ 7.050    07/15/28        79,639
                                                                            -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          RAILROADS  0.6%
$  250    CSX Corp. ................................... 6.750%   03/15/11   $   254,410
                                                                            -----------

          REAL ESTATE INVESTMENT TRUSTS  0.2%
    65    EOP Operating LP............................. 7.500    04/19/29        62,368
    35    Simon Property LP............................ 6.375    11/15/07        34,281
                                                                            -----------
                                                                                 96,649
                                                                            -----------
          REFINING  0.2%
   100    Amerada Hess Corp. .......................... 7.875    10/01/29       107,849
                                                                            -----------

          RETAIL  0.6%
   200    Federated Department Stores, Inc. ........... 6.625    09/01/08       199,609
    20    Lowe's Cos., Inc. ........................... 6.500    03/15/29        19,381
    75    May Department Stores Co. ................... 5.950    11/01/08        75,353
                                                                            -----------
                                                                                294,343
                                                                            -----------
          SUPERMARKETS  0.6%
    25    Ahold Finance USA, Inc. ..................... 6.875    05/01/29        24,108
   250    Kroger Co., Ser B............................ 7.250    06/01/09       265,460
                                                                            -----------
                                                                                289,568
                                                                            -----------
          TECHNOLOGY  0.2%
    75    Sun Microsystems, Inc........................ 7.650    08/15/09        76,238
                                                                            -----------

          TELECOMMUNICATIONS  4.3%
   300    360 Communications Co........................ 7.125    03/01/03       308,323
    10    AT&T Corp., 144A--Private Placement (b)...... 7.300    11/15/11        10,266
   100    AT&T Corp., 144A--Private Placement (b)...... 8.000    11/15/31       105,023
   160    AT&T Wireless Services, Inc.................. 8.750    03/01/31       181,861
    30    Bellsouth Telecomm, Inc...................... 6.375    06/01/28        29,067
   250    Qwest Capital Funding, Inc., 144A--Private
          Placement (b)................................ 7.900    08/15/10       254,729
   250    Sprint Capital Corp.......................... 6.125    11/15/08       243,184
   500    Verizon Communications....................... 7.510    04/01/09       535,804
   275    WorldCom, Inc................................ 8.250    05/15/31       291,521
                                                                            -----------
                                                                              1,959,778
                                                                            -----------
TOTAL CORPORATE BONDS  22.4%.............................................    10,132,858
                                                                            -----------

          CONVERTIBLE CORPORATE OBLIGATION  0.0%
          TECHNOLOGY  0.0%
    20    Corning, Inc.................................   *      11/08/15        10,450
                                                                            -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          GOVERNMENT OBLIGATIONS  17.4%
$  500    United States Treasury Note.................. 6.750%   05/15/05   $   543,955
   350    United States Treasury Note.................. 6.250    02/15/07       378,280
 1,675    United States Treasury Bond.................. 6.125    08/15/29     1,777,326
   500    United States Treasury Note.................. 6.125    08/15/07       538,070
   470    United States Treasury Note.................. 6.000    08/15/09       501,152
   500    United States Treasury Note.................. 5.750    11/15/05       528,495
 1,250    United States Treasury Note.................. 5.250    08/15/03     1,298,988
   250    United States Treasury Note.................. 5.250    05/15/04       260,747
 1,000    United States Treasury Note.................. 5.125    12/31/02     1,029,640
   250    United States Treasury Note.................. 4.625    05/15/06       253,547
   750    United States Treasury Note.................. 4.250    03/31/03       767,422
                                                                            -----------

TOTAL GOVERNMENT OBLIGATIONS.............................................     7,877,622
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  94.0%
  (Cost $41,456,423).....................................................    42,491,013
                                                                            -----------

SHORT-TERM INVESTMENTS  5.5%
REPURCHASE AGREEMENT  5.4%
UBS Securities ($2,413,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
01/02/02 at $2,413,228)..................................................     2,413,000

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.1%
United States Treasury Bill ($50,000 par, yielding 1.644%,
04/18/02 maturity) (c)...................................................        49,757
                                                                            -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,462,757)......................................................     2,462,757
                                                                            -----------

TOTAL INVESTMENTS  99.5%
  (Cost $43,919,180).....................................................    44,953,770
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%..............................       208,829
                                                                            -----------
NET ASSETS  100.0%.......................................................   $45,162,599
                                                                            ===========

 * Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $43,919,180)........................  $44,953,770
Receivables:
  Interest..................................................      291,162
  Dividends.................................................       32,642
  Portfolio Shares Sold.....................................        5,231
Other.......................................................       91,693
                                                              -----------
    Total Assets............................................   45,374,498
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................       15,474
  Investment Advisory Fee...................................       12,599
  Portfolio Shares Repurchased..............................        7,828
  Variation Margin on Futures...............................        1,000
  Custodian Bank............................................          363
Trustees' Deferred Compensation and Retirement Plans........      132,358
Accrued Expenses............................................       42,277
                                                              -----------
    Total Liabilities.......................................      211,899
                                                              -----------
NET ASSETS..................................................  $45,162,599
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $42,887,956
Accumulated Undistributed Net Investment Income.............    1,071,773
Net Unrealized Appreciation.................................    1,034,214
Accumulated Net Realized Gain...............................      168,656
                                                              -----------
NET ASSETS..................................................  $45,162,599
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $45,162,599 and 4,500,838
  shares of beneficial interest issued and outstanding).....  $     10.03
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................      1,115,471
Dividends (Net of foreign withholding taxes of $974)........        349,907
                                                                -----------
    Total Income............................................      1,465,378
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        220,900
Accounting..................................................         35,724
Trustees' Fees and Related Expenses.........................         23,998
Audit.......................................................         19,612
Shareholder Reports.........................................         17,086
Shareholder Services Fees...................................         13,039
Custody.....................................................          8,371
Legal.......................................................          2,320
Other.......................................................          3,470
                                                                -----------
    Total Expenses..........................................        344,520
    Investment Advisory Fee Reduction.......................         79,024
    Less Credits Earned on Cash Balances....................            417
                                                                -----------
    Net Expenses............................................        265,079
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,200,299
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   347,070
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      3,242,956
  End of the Period:
    Investments.............................................      1,034,590
    Futures.................................................           (376)
                                                                -----------
                                                                  1,034,214
                                                                -----------
Net Unrealized Depreciation During the Period...............     (2,208,742)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(1,861,672)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $  (661,373)
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2001   DECEMBER 31, 2000
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $ 1,200,299        $  1,662,471
Net Realized Gain................................        347,070             297,895
Net Unrealized Depreciation During the Period....     (2,208,742)         (2,165,267)
                                                     -----------        ------------
Change in Net Assets from Operations.............       (661,373)           (204,901)
                                                     -----------        ------------

Distributions from Net Investment Income.........     (1,716,805)         (1,929,516)
Distributions from Net Realized Gain.............       (319,751)         (4,035,440)
                                                     -----------        ------------
Total Distributions..............................     (2,036,556)         (5,964,956)
                                                     -----------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (2,697,929)         (6,169,857)
                                                     -----------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      7,672,951           2,826,305
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      2,036,556           5,964,956
Cost of Shares Repurchased.......................     (7,482,243)        (10,427,668)
                                                     -----------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      2,227,264          (1,636,407)
                                                     -----------        ------------
TOTAL DECREASE IN NET ASSETS.....................       (470,665)         (7,806,264)
NET ASSETS:
Beginning of the Period..........................     45,633,264          53,439,528
                                                     -----------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,071,773 and $1,613,633, respectively).......    $45,162,599        $ 45,633,264
                                                     ===========        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                           --------------------------------------------
                                         2001 (a)    2000     1999     1998     1997
                                         --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $10.71    $12.15   $13.38   $11.91   $11.35
                                          ------    ------   ------   ------   ------
  Net Investment Income................      .27       .41      .46      .43      .51
  Net Realized and Unrealized
    Gain/Loss..........................     (.47)     (.44)     .12     1.41     1.90
                                          ------    ------   ------   ------   ------
Total from Investment Operations.......     (.20)     (.03)     .58     1.84     2.41
                                          ------    ------   ------   ------   ------
Less:
  Distributions from Net Investment
    Income.............................      .41       .46      .45      .01      .52
  Distributions from Net Realized
    Gain...............................      .07       .95     1.36      .36     1.33
                                          ------    ------   ------   ------   ------
Total Distributions....................      .48      1.41     1.81      .37     1.85
                                          ------    ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD.....   $10.03    $10.71   $12.15   $13.38   $11.91
                                          ======    ======   ======   ======   ======

Total Return*..........................   -1.59%    -0.57%    4.94%   15.67%   21.81%
Net Assets at End of the Period (In
  millions)............................   $ 45.2    $ 45.6   $ 53.4   $ 61.5   $ 63.3
Ratio of Expenses to Average Net
  Assets*..............................     .60%      .60%     .60%     .60%     .60%
Ratio of Net Investment Income to
  Average Net Assets*..................    2.72%     3.37%    3.41%    3.17%    3.86%
Portfolio Turnover.....................      29%       55%      78%      93%      58%
(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by
    $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.82% to
    2.72%. Per share, ratios and supplemental data for periods prior to December 31,
    2001 have not been restated to reflect this change in presentation.
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...............................     .78%      .77%     .77%     .72%     .71%
Ratio of Net Investment Income to
  Average Net Assets...................    2.54%     3.20%    3.24%    3.05%    3.75%

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Asset Allocation Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate- and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation. The Portfolio commenced investment operations on June 30, 1987.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Future contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security.

    As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Portfolio did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $25,354 reduction in cost of securities and corresponding $25,354 increase in net unrealized appreciation based on securities held by the Portfolio on January 1, 2001.

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $46,639, increase net unrealized appreciation by $12,172, and increase net realized gains by $34,467. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $44,048,402; the aggregate gross unrealized appreciation is $5,147,936 and the aggregate gross unrealized depreciation is $4,242,568, resulting in net unrealized appreciation on long- and short-term investments of $905,368.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Portfolio's custody fee was reduced by $417 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Next $500 million...........................................     .45%
Over $1 billion.............................................     .40%

    The effective management fee based upon the average daily net assets of the Combined Portfolios for the year ended December 31, 2001 was .50%.

    Under the terms of the Advisory Agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60%.

    For the year ended December 31, 2001, the Adviser voluntarily waived $79,024 of it's investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $2,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $10,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $12,800. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $58,895 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the year ended December 31, 2001, share transactions were as follows:

Beginning Shares............................................    4,261,145
Sales.......................................................      771,477
Dividend Reinvestment.......................................      210,171
Repurchases.................................................     (741,955)
                                                              -----------
Ending Shares...............................................    4,500,838
                                                              ===========
Capital at 12/31/01.........................................  $42,887,956
                                                              ===========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    For the year ended December 31, 2000, share transactions were as follows:

Beginning Shares............................................    4,399,081
Sales.......................................................      251,444
Dividend Reinvestment.......................................      544,779
Repurchases.................................................     (934,159)
                                                              -----------
Ending Shares...............................................    4,261,145
                                                              ===========
Capital at 12/31/00.........................................  $40,660,692
                                                              ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $13,968,120 and $12,413,875, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Transactions in futures contracts for the year ended December 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2000............................     -0-
Futures Opened..............................................       1
Futures Closed..............................................     -0-
                                                                 ---
Outstanding at December 31, 2001............................       1
                                                                 ===

    The futures contracts outstanding at December 31, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Short Contracts:
  U.S. Treasury Bond -- March 2002 (Current Notional Value
    $100,531 per contract)..................................      1            $(376)
                                                                  ==           =====

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Asset Allocation Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
ASSET ALLOCATION PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2001. The Portfolio designated and paid $319,751 as a long-term capital gain distribution. For corporate shareholders 17% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholder for the preceding calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1991  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT ANR AA 2/02                                                Member NASD/SIPC.
                                                                 5221B02-AP-2/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      21
               REPORT OF INDEPENDENT AUDITORS      27

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      28
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29
              TRUSTEE AND OFFICER INFORMATION      30

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                                 CLASS I    CLASS II
------------------------------------------------------------------------
One-year total return based on NAV(1)               9.97%      9.61%
------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                              6.46%        N/A
------------------------------------------------------------------------
Ten-year average annual total return based on
NAV(1)                                              8.28%        N/A
------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     7.41%      9.46%
------------------------------------------------------------------------
Commencement date                                11/04/87   12/15/00
------------------------------------------------------------------------
SEC Yield(2)                                        6.41%      6.16%
------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The returns for Class II Shares include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Portfolio's return would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the return would have been lower.

(2) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1991--December 31, 2001)

 [LINE GRAPH]

                                                                                                  LEHMAN BROTHERS BBB CORPORATE
                                                                                                   BOND INDEX IS A BROAD-BASED,
                                                                                                  UNMANAGED INDEX WHICH REFLECTS
                                                                                                    THE GENERAL PERFORMANCE OF
                                                               LIT-DOMESTIC INCOME PORTFOLIO(*)           CORPORATE BONDS.(+)
                                                               ------------------------------     ------------------------------
12/91                                                                     10000.00                           10000.00
                                                                          10388.00                           10022.80
                                                                          10666.00                           10450.90
                                                                          11157.00                           10933.10
12/92                                                                     11250.00                           10940.40
                                                                          11953.00                           11522.80
                                                                          12523.00                           11953.40
                                                                          12974.00                           12341.10
12/93                                                                     13086.00                           12354.70
                                                                          12720.00                           11959.00
                                                                          12457.00                           11753.10
                                                                          12533.00                           11885.40
12/94                                                                     12519.00                           11959.90
                                                                          13268.00                           12704.40
                                                                          14219.00                           13677.50
                                                                          14611.00                           14035.60
12/95                                                                     15194.00                           14677.00
                                                                          14953.00                           14311.70
                                                                          15087.00                           14399.90
                                                                          15495.00                           14713.20
12/96                                                                     16208.00                           15266.40
                                                                          16198.00                           15150.50
                                                                          16949.00                           15799.60
                                                                          17700.00                           16453.00
12/97                                                                     18138.00                           16960.50
                                                                          18450.00                           17168.40
                                                                          18913.00                           17591.20
                                                                          18935.00                           18060.90
12/98                                                                     19288.00                           18121.60
                                                                          19177.00                           18141.80
                                                                          18800.00                           17905.20
                                                                          18918.00                           17934.20
12/99                                                                     18988.00                           17975.20
                                                                          19227.00                           18203.80
                                                                          19073.00                           18375.10
                                                                          19561.00                           18867.60
12/00                                                                     20152.00                           19306.70
                                                                          20893.00                           20165.20
                                                                          21169.00                           20447.60
                                                                          21859.00                           21048.60
12/01                                                                     22162.00                           21278.20

This chart compares your portfolio's performance to that of the Lehman Brothers BBB Corporate Bond Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Wiesenberger(R)
(+) Lehman Brothers

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--DOMESTIC INCOME PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001. THE PORTFOLIO IS MANAGED BY THE ADVISER'S HIGH YIELD TEAM. CURRENT MEMBERS(1) INCLUDE GORDON W. LOERY, EXECUTIVE DIRECTOR AND ANGELO G. MANIOUDAKIS, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED IN THE LAST TWELVE MONTHS, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   The dominant factor in the market
over the period was the slowing U.S. economy, which was officially designated in December to have been in recession since March. The tragic events of September 11 only made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product
(GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The Federal Reserve Bank (the "Fed") responded to this economic weakness decisively. The group cut rates 11 times over the course of the year, with four of those cuts occurring after September 11. The bond market reacted favorably to the interest rate cuts through October. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted in early November, as confidence slowly returned to the investor psyche. A combination of stabilization in geopolitical events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to unwind their long-duration Treasury holdings. This pushed interest rates at the long end of the curve higher while rates on the short end fell even further in response to continued interest rate cuts (the last cut of the year came on December 11). This further steepened the yield curve.

    Falling interest rates for U.S. Treasury bonds helped make corporate bonds more attractive to investors searching for yield. Falling rates also prodded corporations to issue bonds at record levels to take advantage of low financing costs. As a result, the market was fairly evenly balanced between the supply of new issues and investors' demand. While corporate bond prices took a beating in September, by the end of the period investors had started to bid up prices in anticipation of an impending economic recovery.

    For the 12 months ended December 31, 2001, the portfolio generated a total return of 9.97 percent. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio returns would have been lower.

    By comparison, the Lehman Brothers BBB Corporate Bond Index posted a total return of 10.21 percent for the same period. The Lehman Brothers BBB Corporate Bond Index is a broad-based, unmanaged index which reflects the general performance of corporate bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than original cost. As a result of recent market activity, current performance may vary from the figures shown. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   We kept the portfolio defensively
positioned for much of the period based on our concern that continued economic uncertainty would have a negative impact on corporate bonds. One of the primary ways we achieved this was by maintaining the portfolio's investment-grade orientation by limiting its exposure to what we believed were lower-quality bonds. Within the investment grade segment of the market, we emphasized BBB credits for their yield advantage.

    We were similarly conservative in our approach to sectors for the first months of the period. Information technology and telecommunications were two examples of sectors that we underweighted in the portfolio. Both industries faced steep business hurdles that made us concerned for the underlying credit quality. We also took steps to underweight bonds issued by financial companies that we felt were too exposed to the slowing economy because of their lending activities.

    In the fall, our analysis began to indicate that the outlook for the economy was improving going into 2002. Based on this analysis, we began to adjust the portfolio to benefit from any improvements as well as to take advantage of attractively priced securities. Within the financial sector, we kept the portfolio's exposure to banks low but added to brokerage holdings, which we expected to come back from their lows. We also added selectively to the portfolio's transportation, healthcare and retail holdings in those cases where we felt that the market had oversold particular companies that we expected would see increased demand for their goods and services. In keeping with this theme, we selectively added to the portfolio's aerospace holdings.

    We also adjusted the portfolio's interest-rate profile to benefit from economic developments. In keeping with our expectations for the economy's recovery, we anticipated an end to the trend of falling interest rates. As a result, we moved to shorten the portfolio's duration slightly in the fourth quarter, and also adjusted the portfolio's exposure along the yield curve by shifting some assets out of the intermediate part of the curve.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   In general, we expect a more
constructive environment. We agree with the general sentiment that the economy is likely to improve as we move through 2002, with economic growth turning positive. At the same time, we expect inflation to remain tame, coming in below 2 percent, and the dollar to remain stable.

    Within that context, we anticipate that the bond markets will react as they historically have in times of strengthening economic conditions, with interest rates rising across the yield curve as investors demand more compensation for holding bonds. In this scenario, interest rates at the short end of the curve are likely to rise even more than on the long end; this would have the effect of flattening the yield curve. We believe this will occur throughout 2002.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          CORPORATE BONDS  79.9%
          AEROSPACE & DEFENSE  2.8%
$100      Lockheed Martin Corp. ......................    8.500%    12/01/29   $   119,741
 100      Lockheed Martin Corp. ......................    7.750     05/01/26       108,168
 225      Northrop Grumman Corp. .....................    7.125     02/15/11       235,287
 200      Raytheon Co. ...............................    8.300     03/01/10       222,230
                                                                               -----------
                                                                                   685,426
                                                                               -----------
          AUTOMOTIVE  3.7%
 250      DaimlerChrysler NA Holding..................    7.375     09/15/06       253,183
 255      Dana Corp., 144A-Private Placement (a)......    9.000     08/15/11       234,600
 215      Ford Motor Co. .............................    7.450     07/16/31       197,534
 215      TRW, Inc. ..................................    7.625     03/15/06       221,625
                                                                               -----------
                                                                                   906,942
                                                                               -----------
          BANKING  2.0%
 250      MBNA American Bank NA.......................    6.500     06/20/06       245,557
 250      Washington Mutual Capital, Inc. ............    8.375     06/01/27       250,833
                                                                               -----------
                                                                                   496,390
                                                                               -----------
          BROKERAGE  2.4%
  70      Credit Suisse First Boston USA, Inc. .......    5.875     08/01/06        71,280
 225      Goldman Sachs Group, Inc. ..................    6.875     01/15/11       230,827
 250      Lehman Brothers Holdings, Inc. .............    8.500     05/01/07       277,758
                                                                               -----------
                                                                                   579,865
                                                                               -----------
          BUILDING MATERIALS  0.6%
 155      Centex Corp. ...............................    7.875     02/01/11       158,161
                                                                               -----------

          CAPTIVE FINANCE  3.4%
  15      Case Credit Corp. ..........................    6.125     02/15/03        14,144
 250      Ford Motor Credit Co. ......................    6.875     02/01/06       250,580
 260      Ford Motor Credit Co. ......................    7.250     10/25/11       253,449
  60      General Motors Acceptance Corp. ............    6.875     09/15/11        58,876
 245      General Motors Acceptance Corp. ............    8.000     11/01/31       250,072
                                                                               -----------
                                                                                   827,121
                                                                               -----------
          CHEMICALS  1.0%
 250      Union Carbide Corp. ........................    6.250     06/15/03       258,374
                                                                               -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          CONGLOMERATES  2.8%
$225      Honeywell International, Inc. ..............    6.125%    11/01/11   $   223,035
 105      Tyco International Group SA (Luxembourg)....    6.750     02/15/11       105,600
 340      Tyco International Group SA (Luxembourg)....    6.375     10/15/11       332,751
  10      Tyco International Group SA (Luxembourg)....    7.000     06/15/28         9,703
  10      Tyco International Group SA (Luxembourg)....    6.875     01/15/29         9,622
                                                                               -----------
                                                                                   680,711
                                                                               -----------
          CONSTRUCTION MACHINERY  0.1%
  35      Case Corp., Ser B...........................    6.250     12/01/03        32,375
                                                                               -----------

          ELECTRIC  5.6%
 105      American Electric Power, Inc., Ser A........    6.125     05/15/06       104,040
 125      Calpine Corp. ..............................    8.500     02/15/11       111,875
 500      Cleveland Electric Illuminating Co. ........    7.625     08/01/02       512,172
  90      Detroit Edison Co. .........................    6.125     10/01/10        88,539
 165      Mirant Americas Generation LLC, 144A-
          Private Placement (a).......................    7.200     10/01/08       145,883
 250      Niagara Mohawk Power Corp., Ser G...........    7.750     10/01/08       267,688
 135      PSEG Energy Holdings........................    9.125     02/10/04       141,975
                                                                               -----------
                                                                                 1,372,172
                                                                               -----------
          ENTERTAINMENT  0.5%
 100      Time Warner Entertainment Co. ..............    8.375     07/15/33       113,705
                                                                               -----------

          ENVIRONMENTAL SERVICES  2.1%
  80      Republic Services, Inc. ....................    6.750     08/15/11        80,247
 250      Waste Management, Inc. .....................    7.000     10/01/04       259,418
 195      Waste Management, Inc. .....................    7.000     07/15/28       180,793
                                                                               -----------
                                                                                   520,458
                                                                               -----------
          FOOD  0.3%
  70      Smithfield Foods, Inc.,
          144A-Private Placement (a)..................    8.000     10/15/09        72,100
                                                                               -----------

          GAMING  2.4%
  55      Harrahs Operating Co., Inc. ................    8.000     02/01/11        56,747
 500      Park Place Entertainment Corp. .............    7.950     08/01/03       509,962
  35      Station Casinos, Inc. ......................    8.375     02/15/08        35,700
                                                                               -----------
                                                                                   602,409
                                                                               -----------
          HEALTHCARE  2.9%
 310      Aetna, Inc. ................................    7.375     03/01/06       311,097
 140      Aetna, Inc. ................................    7.875     03/01/11       138,104
  30      AmerisourceBergen Corp. ....................    8.125     09/01/08        30,900

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          HEALTHCARE (CONTINUED)
$ 80      HEALTHSOUTH Corp., 144A-
          Private Placement (a).......................    8.375%    10/01/11   $    82,800
 175      Tenet Healthcare Corp., 144A-
          Private Placement (a).......................    6.875     11/15/31       161,530
                                                                               -----------
                                                                                   724,431
                                                                               -----------
          HOME CONSTRUCTION  1.0%
 260      Pulte Homes, Inc., 144A-
          Private Placement (a).......................    7.875     08/01/11       258,111
                                                                               -----------

          INDEPENDENT ENERGY  0.2%
  46      Equistar Chemicals LP.......................   10.125     09/01/08        46,460
                                                                               -----------

          INTEGRATED ENERGY  4.0%
 115      Conoco, Inc. ...............................    6.950     04/15/29       117,300
 250      PDV America, Inc. ..........................    7.875     08/01/03       255,891
 100      Petrozuata Finance, Inc., 144A-Private
          Placement (Venezuela) (a)...................    8.220     04/01/17        77,000
 230      Phillips Petroleum Co. .....................    9.375     02/15/11       271,756
 250      Tosco Corp. ................................    8.250     05/15/03       265,380
                                                                               -----------
                                                                                   987,327
                                                                               -----------
          LIFE INSURANCE  5.7%
 240      Anthem Insurance Cos. Inc., 144A-
          Private Placement (a).......................    9.125     04/01/10       258,284
 215      Cigna Corp. ................................    6.375     10/15/11       211,493
 180      Hartford Life, Inc. ........................    7.375     03/01/31       186,228
 155      Health Net, Inc. ...........................    8.375     04/15/11       160,061
  40      Nationwide Financial Services, Inc. ........    6.250     11/15/11        38,561
 100      Nationwide Mutual Insurance, 144A-
          Private Placement (a).......................    7.500     02/15/24        90,205
 100      Prudential Hldgs, LLC, 144A-Private
          Placement (a)...............................    7.245     12/18/23       102,731
 340      Prudential Hldgs, LLC, 144A-Private
          Placement (a)...............................    8.695     12/18/23       354,716
                                                                               -----------
                                                                                 1,402,279
                                                                               -----------
          LODGING  0.5%
  75      Hyatt Equities LLC,
          144A-Private Placement (a)..................    9.250     05/15/05        78,126
  45      Marriott International, 144A-Private
          Placement (a)...............................    7.000     01/15/08        45,325
                                                                               -----------
                                                                                   123,451
                                                                               -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          MEDIA-CABLE  3.7%
$ 25      Adelphia Communications Corp. ..............    7.875%    05/01/09   $    23,000
 250      Comcast Cable Communications, Inc. .........    6.375     01/30/06       254,249
  75      Comcast Cable Communications, Inc. .........    8.375     05/01/07        82,784
 250      Cox Communications, Inc. ...................    6.875     06/15/05       261,887
 225      CSC Holdings, Inc. .........................    7.875     12/15/07       229,500
  50      TCI Communications, Inc. ...................    7.875     02/15/26        51,807
                                                                               -----------
                                                                                   903,227
                                                                               -----------
          MEDIA-NONCABLE  4.0%
 140      AOL Time Warner, Inc. ......................    7.625     04/15/31       148,536
  30      Belo Corp. .................................    8.000     11/01/08        30,680
 250      Clear Channel Communications................    7.875     06/15/05       265,144
 250      News America Holdings, Inc. ................    8.875     04/26/23       270,988
  55      Reed Elsevier Capital, Inc. ................    6.750     08/01/11        55,889
 100      Viacom, Inc. ...............................    6.625     05/15/11       101,836
 100      Viacom, Inc. ...............................    7.750     06/01/05       107,908
                                                                               -----------
                                                                                   980,981
                                                                               -----------
          METALS  1.1%
 250      Alcoa, Inc. ................................    6.500     06/01/11       258,525
                                                                               -----------

          NATURAL GAS DISTRIBUTORS  0.4%
  60      Consolidated Natural Gas Co. ...............    6.250     11/01/11        58,827
  45      Midamerican Funding LLC.....................    6.750     03/01/11        44,219
                                                                               -----------
                                                                                   103,046
                                                                               -----------
          NATURAL GAS PIPELINES  1.3%
  80      Transcontinental Gas Pipe Corp., 144A-
          Private Placement (a).......................    7.000     08/15/11        78,217
 250      Williams Cos., Inc. ........................    7.500     01/15/31       244,259
                                                                               -----------
                                                                                   322,476
                                                                               -----------
          NONCAPTIVE-CONSUMER FINANCE  1.3%
 310      American Express Co. .......................    5.500     09/12/06       310,559
                                                                               -----------

          NONCAPTIVE-DIVERSIFIED FINANCE  3.3%
 250      General Electric Capital Corp. .............    6.500     12/10/07       265,948
 250      Household Finance Corp. ....................    6.750     05/15/11       249,014
  80      Household Finance Corp. ....................    6.400     06/17/08        79,480
 150      Vicap SA (Mexico)...........................   10.250     05/15/02       141,750
 100      Vicap SA (Mexico)...........................   11.375     05/15/07        82,500
                                                                               -----------
                                                                                   818,692
                                                                               -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          PROPERTY & CASUALTY  1.7%
$100      Farmers Exchange Capital, 144A-
          Private Placement (a).......................    7.050%    07/15/28   $    79,639
 250      Farmers Insurance Exchange Surplus, 144A-
          Private Placement (a).......................    8.625     05/01/24       240,017
 100      Florida Windstorm Underwriting, 144A-
          Private Placement (a).......................    7.125     02/25/19       102,795
                                                                               -----------
                                                                                   422,451
                                                                               -----------
          RAILROADS  1.5%
 100      Canadian National Railway Co. (Canada)          7.625     05/15/23       108,476
 250      CSX Corp. ..................................    6.750     03/15/11       254,410
                                                                               -----------
                                                                                   362,886
                                                                               -----------
          REAL ESTATE INVESTMENT TRUSTS  2.4%
 120      EOP Operating LP............................    7.500     04/19/29       115,141
 240      EOP Operating LP............................    6.763     06/15/07       244,518
  45      Istar Financial, Inc. ......................    8.750     08/15/08        45,225
 200      Simon Property LP...........................    6.375     11/15/07       195,500
                                                                               -----------
                                                                                   600,384
                                                                               -----------
          RETAIL  2.4%
 220      Federated Department Stores, Inc. ..........    6.625     09/01/08       219,570
 125      K-Mart Corp., 144A-Private Placement (a)....    9.875     06/15/08       103,750
 110      Lowe's Cos., Inc. ..........................    6.500     03/15/29       106,595
  60      Lowe's Cos., Inc. ..........................    6.875     02/15/28        60,208
  90      May Department Stores Co. ..................    5.950     11/01/08        90,423
  20      May Department Stores Co. ..................    6.700     09/15/28        19,197
                                                                               -----------
                                                                                   599,743
                                                                               -----------
          SUPERMARKETS  1.1%
  50      Ahold Finance USA, Inc. ....................    6.875     05/01/29        48,216
 220      Kroger Co. .................................    7.375     03/01/05       232,473
                                                                               -----------
                                                                                   280,689
                                                                               -----------
          TECHNOLOGY  0.4%
  95      Sun Microsystems, Inc. .....................    7.650     08/15/09        96,568
                                                                               -----------

          TELECOMMUNICATIONS  11.3%
  30      AT&T Corp., 144A-Private Placement (a)......    7.300     11/15/11        30,797
 260      AT&T Corp., 144A-Private Placement (a)......    8.000     11/15/31       273,061
 250      AT&T Wireless Services, Inc. ...............    7.875     03/01/11       267,691
 110      Deutsche Telekom International Finance
          (Netherlands)...............................    8.250     06/15/30       122,443
 230      Global Crossing Holdings Ltd. (Bermuda).....    8.700     08/01/07        21,850
  90      Intermedia Communications, Inc. ............    8.600     06/01/08        93,038

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          TELECOMMUNICATIONS (CONTINUED)
$ 95      Nextel Communications, Inc. ................    9.375%    11/15/09   $    75,050
  90      PCCW HKTC Capital Ltd, 144A-Private
          Placement (Hong Kong) (a)...................    7.750     11/15/11        89,975
 190      Qwest Capital Funding, Inc. ................    7.250     02/15/11       185,453
 150      Qwest Capital Funding, Inc. ................    7.750     02/15/31       144,324
 275      Qwest Capital Funding, Inc. ................    7.900     08/15/10       280,202
  40      Verizon Communications, Inc. ...............    6.940     04/15/28        39,798
 250      Verizon Global Funding Corp. ...............    6.750     12/01/05       263,836
 140      Vodafone Group PLC (United Kingdom).........    7.750     02/15/10       153,996
 705      Worldcom, Inc. .............................    8.250     05/15/31       747,355
                                                                               -----------
                                                                                 2,788,869
                                                                               -----------

TOTAL CORPORATE BONDS  79.9%................................................    19,697,364
                                                                               -----------
          CONVERTIBLE CORPORATE OBLIGATION  0.1%
          TECHNOLOGY  0.1%
  50      Corning, Inc. ..............................        *     11/08/15        26,125
                                                                               -----------

          GOVERNMENT OBLIGATIONS  7.2%
 127      Federal National Mortgage Association
          Pools.......................................   10.000     04/01/21       141,786
  99      Federal Republic of Brazil (Variable Rate
          Coupon) (Brazil)............................    8.000     04/15/14        75,731
 100      Ontario Province (Canada)...................    7.625     06/22/04       108,739
 150      Republic of Italy (Italy)...................    5.250     04/05/06       153,234
 250      United Mexican States (Mexico)..............   10.375     02/17/09       286,875
  95      United Mexican States (Mexico)..............    8.375     01/14/11        98,800
  35      United Mexican States (Mexico)..............    8.300     08/15/31        34,475
 800      United States Treasury Notes................    6.750     05/15/05       870,328
                                                                               -----------
TOTAL GOVERNMENT OBLIGATIONS................................................     1,769,968
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  87.2%
  (Cost $21,245,039)........................................................    21,493,457

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                              MARKET
DESCRIPTION                                                                    VALUE
REPURCHASE AGREEMENT  11.6%
UBS Securities ($2,861,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
01/02/02 at $2,861,270)
  (Cost $2,861,000)......................................................   $ 2,861,000
                                                                            -----------
TOTAL INVESTMENTS  98.8%
  (Cost $24,106,039).....................................................    24,354,457
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..............................       303,644
                                                                            -----------

NET ASSETS  100.0%.......................................................   $24,658,101
                                                                            -----------

*  Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments, including repurchase agreement of
  $2,861,000 (Cost $24,106,039).............................    $24,354,457
Cash........................................................            373
Receivables:
  Interest..................................................        394,856
  Portfolio Shares Sold.....................................            497
Other.......................................................         88,019
                                                                -----------
    Total Assets............................................     24,838,202
                                                                -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................          9,659
  Investment Advisory Fee...................................          3,916
  Portfolio Shares Repurchased..............................          3,896
Trustees' Deferred Compensation and Retirement Plans........        127,451
Accrued Expenses............................................         35,179
                                                                -----------
    Total Liabilities.......................................        180,101
                                                                -----------
NET ASSETS..................................................    $24,658,101
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $24,836,522
Accumulated Undistributed Net Investment Income.............      1,187,810
Net Unrealized Appreciation.................................        248,418
Accumulated Net Realized Loss...............................     (1,614,649)
                                                                -----------
NET ASSETS..................................................    $24,658,101
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $19,906,490 and
    2,479,915 shares of beneficial interest issued and
    outstanding)............................................    $      8.03
                                                                ===========
  Class II Shares (Based on net assets of $4,751,611 and
    592,185 shares of beneficial interest issued and
    outstanding)............................................    $      8.02
                                                                ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................  $1,447,541
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     101,932
Trustees' Fees and Related Expenses.........................      23,023
Shareholder Reports.........................................      21,679
Accounting..................................................      21,108
Audit.......................................................      19,488
Shareholder Services........................................      15,664
Custody.....................................................       6,558
Distribution (12b-1) and Service Fees.......................       3,730
Legal.......................................................         785
Other.......................................................       2,844
                                                              ----------
    Total Expenses..........................................     216,811
    Investment Advisory Fee Reduction.......................      90,327
    Less Credits Earned on Cash Balances....................         503
                                                              ----------
    Net Expenses............................................     125,981
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,321,560
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  281,325
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       8,646
  End of the Period.........................................     248,418
                                                              ----------
Net Unrealized Appreciation During the Period...............     239,772
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  521,097
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,842,657
                                                              ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2001   DECEMBER 31, 2000
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $ 1,321,560         $ 1,239,929
Net Realized Gain/Loss...........................        281,325            (812,670)
Net Unrealized Appreciation During the Period....        239,772             564,622
                                                     -----------         -----------
Change in Net Assets from Operations.............      1,842,657             991,881
                                                     -----------         -----------

Distributions from Net Investment Income:
  Class I Shares.................................     (1,241,551)         (1,321,534)
  Class II Shares................................        (16,496)                -0-
                                                     -----------         -----------
Total Distributions..............................     (1,258,047)         (1,321,534)
                                                     -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        584,610            (329,653)
                                                     -----------         -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     10,796,044           3,348,799
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      1,258,047           1,321,534
Cost of Shares Repurchased.......................     (5,238,990)         (3,411,932)
                                                     -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      6,815,101           1,258,401
                                                     -----------         -----------
TOTAL INCREASE IN NET ASSETS.....................      7,399,711             928,748
NET ASSETS:
Beginning of the Period..........................     17,258,390          16,329,642
                                                     -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,195,440 and $1,160,060, respectively).......    $24,658,101         $17,258,390
                                                     ===========         ===========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED DECEMBER 31,
CLASS I SHARES                            ----------------------------------------------
                                          2001 (b)    2000      1999     1998      1997
                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................   $7.84      $8.04    $ 8.75    $8.25    $ 8.01
                                           -----      -----    ------    -----    ------
  Net Investment Income.................     .48        .58       .61      .61       .70
  Net Realized and Unrealized
    Gain/Loss...........................     .27       (.12)     (.74)    (.09)      .25
                                           -----      -----    ------    -----    ------
Total from Investment Operations........     .75        .46      (.13)     .52       .95
Less Distributions from Net Investment
  Income................................     .56        .66       .58      .02       .71
                                           -----      -----    ------    -----    ------
NET ASSET VALUE, END OF THE PERIOD......   $8.03      $7.84    $ 8.04    $8.75    $ 8.25
                                           =====      =====    ======    =====    ======

Total Return*...........................   9.97%      6.13%    -1.55%    6.34%    11.90%
Net Assets at End of the Period (In
  millions).............................   $19.9      $17.3    $ 16.3    $17.9    $ 17.2
Ratio of Expenses to Average Net Assets*
  (a)...................................    .60%       .62%      .61%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*...................   6.51%      7.59%     7.43%    7.29%     7.74%
Portfolio Turnover......................    107%        86%       74%      46%       78%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (a)...................................   1.05%      1.44%     1.10%    1.09%     1.05%
Ratio of Net Investment Income to
  Average Net Assets....................   6.07%      6.77%     6.94%    6.80%     7.29%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% and .01% for the years ended December 31, 2000 and 1999, respectively.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage and asset-backed securities as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 6.68% to 6.51%. Per shares, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      DECEMBER 15, 2000
                                                                        (COMMENCEMENT
                                                       YEAR ENDED       OF INVESTMENT
CLASS II SHARES                                       DECEMBER 31,     OPERATIONS) TO
                                                      2001 (c) (d)    DECEMBER 31, 2000
                                                      ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............    $7.85             $  7.83
                                                         -----             -------
  Net Investment Income..............................      .45                 .02
  Net Realized and Unrealized Gain...................      .27                 -0-
                                                         -----             -------
Total from Investment Operations.....................      .72                 .02
Less Distributions from Net Investment Income........      .55                 -0-
                                                         -----             -------
NET ASSET VALUE, END OF THE PERIOD...................    $8.02             $  7.85
                                                         =====             =======

Total Return* (a)....................................    9.61%               0.26%**
Net Assets at End of the Period (In millions)........    $ 4.8             $   1.0
Ratio of Expenses to Average Net Assets* (b).........     .85%                .87%
Ratio of Net Investment Income to Average Net
  Assets*............................................    6.05%               7.49%
Portfolio Turnover...................................     107%                 86%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)..........    1.30%              24.49%
Ratio of Net Investment Income/Loss to Average Net
  Assets.............................................    5.61%             (16.13%)

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets do not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended December 31, 2000.

(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage and asset-backed securities as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01 increase realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 6.21% to 6.05%. Per shares, supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Domestic Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek current income. When consistent with the primary investment objective, capital appreciation is a secondary investment objective. The Portfolio commenced investment operations on November 4, 1987. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximated market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. Prior to January 1, 2001, the Portfolio did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $35,763 reduction in cost of securities and corresponding $35,763 increase in net unrealized appreciation based on securities held by the Portfolio on January 1, 2001.

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $25,405; decrease net unrealized appreciation by $15,889, and increase net realized gains by $41,294. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the year ended December 31, 2001 was to decrease net investment income and increase realized gain/loss by $7,630.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,655,751, which will expire between December 31, 2002 and December 31, 2008. Of this amount, $501,218 will expire on December 31, 2002.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $24,126,105; the aggregate gross unrealized appreciation is $509,086 and the aggregate gross unrealized depreciation is $280,734, resulting in net unrealized appreciation on long- and short-term investments of $228,352.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Portfolio's custody fee was reduced by $503 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based upon the average daily net assets of the Combined Portfolios for the year ended December 31, 2001 was .50%.

    Under the terms of the Advisory Agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares.

    For the year ended December 31, 2001, the Adviser voluntary waived $90,327 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $1,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $15,700. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $54,900 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $20,164,115 and $4,672,407 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I..................................................    762,467    $ 5,978,923
  Class II.................................................    610,399      4,817,121
                                                             ---------    -----------
Total Sales................................................  1,372,866    $10,796,044
                                                             =========    ===========
Dividend Reinvestment:
  Class I..................................................    163,577    $ 1,241,551
  Class II.................................................      2,168         16,496
                                                             ---------    -----------
Total Dividend Reinvestment................................    165,745    $ 1,258,047
                                                             =========    ===========
Repurchases:
  Class I..................................................   (647,037)   $(5,076,780)
  Class II.................................................    (20,510)      (162,210)
                                                             ---------    -----------
Total Repurchases..........................................   (667,547)   $(5,238,990)
                                                             =========    ===========

    At December 31, 2000, capital aggregated $18,020,421 and $1,000 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class I...................................................   439,662    $ 3,347,799
  Class II..................................................       128          1,000
                                                              --------    -----------
Total Sales.................................................   439,790    $ 3,348,799
                                                              ========    ===========
Dividend Reinvestment:
  Class I...................................................   176,550    $ 1,321,534
  Class II..................................................       -0-            -0-
                                                              --------    -----------
Total Dividend Reinvestment.................................   176,550    $ 1,321,534
                                                              ========    ===========
Repurchases:
  Class I...................................................  (446,170)   $(3,411,932)
  Class II..................................................       -0-            -0-
                                                              --------    -----------
Total Repurchases...........................................  (446,170)   $(3,411,932)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $24,575,020 and $20,126,288, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio and shareholders have adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Not withstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $2,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Domestic Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Domestic Income Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
DOMESTIC INCOME PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64141-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1991  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT ANR DI 2/02                                                Member NASD/SIPC.
                                                                 5227B02-AP-2/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       8
                         FINANCIAL STATEMENTS      13
                NOTES TO FINANCIAL STATEMENTS      17
               REPORT OF INDEPENDENT AUDITORS      22



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      23
              TRUSTEE AND OFFICER INFORMATION      24

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                                             CLASS L
---------------------------------------------------------------------
One-year total return based on NAV(1)                         -14.97%
---------------------------------------------------------------------
Five-year average annual total return based on NAV(1)           5.83%
---------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                          7.48%
---------------------------------------------------------------------
Commencement date                                            07/03/95
---------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

PERFORMANCE OF A $10,000 INVESTMENT

(July 3, 1995--December 31, 2001)

 [LINE GRAPH]

                                       LIT-GLOBAL EQUITY PORTFOLIO*
                                       ----------------------------
                                                        "
7/3/95                                           10000.00
                                                 10280.00
12/95                                            10310.00
                                                 10930.00
                                                 11520.00
                                                 11610.00
12/96                                            12034.10
                                                 12501.00
                                                 14126.90
                                                 14243.60
12/97                                            13941.30
                                                 15914.40
                                                 16299.40
                                                 14502.60
12/98                                            16954.00
                                                 17750.70
                                                 18922.00
                                                 18471.50
12/99                                            22049.80
                                                 21762.00
                                                 20940.60
                                                 19701.90
12/00                                            18783.00
                                                 16556.70
                                                 16973.80
                                                 14704.00
12/01                                            15972.40

        MORGAN STANLEY CAPITAL
    INTERNATIONAL WORLD INDEX (NET
     DIVIDENDS) IS A BROAD-BASED,
      UNMANAGED INDEX COMPOSED OF
   SECURITIES ON STOCK EXCHANGES OF
      THE UNITED STATES, EUROPE,
Canada, Australia, New Zealand and the
  Far East, and assumes dividends are
  reinvested net of withholding tax.+
---------------------------------------
7/3/95
        10000.00
        10845.00
12/95
        11449.00
        12080.20
        12572.80
        12982.80
12/96
        14019.00
        14235.90
        16628.90
        18061.20
12/97
        18624.50
        21114.60
        21642.70
        19411.10
12/98
        23657.50
        24633.00
        26387.80
        24645.80
12/99
        28604.60
        29853.20
        28826.30
        29034.50
12/00
        26376.60
        23062.50
        24517.30
        20782.80
12/01
        23092.80

This chart compares your portfolio's performance to that of the MSCI World Index (net dividends) over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Confluence Technologies, Inc.
+ Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GLOBAL EQUITY PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND THE PORTFOLIO'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001. THE TEAM IS CO-LED BY BARTON M. BIGGS, MANAGING DIRECTOR, AND ANN D. THIVIERGE, MANAGING DIRECTOR. BIGGS AND THIVIERGE HAVE MANAGED THE PORTFOLIO SINCE 1997. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

Q   WHAT MAJOR FACTORS INFLUENCED
    THE PORTFOLIO OVER THE PERIOD?

A   The global economy continued to
deteriorate throughout the 12-month period, despite a sustained effort by the U.S. Federal Reserve Board (the Fed) and other central banks around the world to cut interest rates. Given this bleak economic outlook, corporate earnings declined and fear of overcapacity remained high. Against this backdrop, global markets declined for most of the year.

    During the summer, we became increasingly convinced that world economies could be weaker than consensus expectations. Our expectations did not change after September 11, even in the wake of the general upturn in the markets in the fourth quarter of 2001. To our thinking, a major positive factor during that period was that the U.S. government was no longer afraid to spend its budget surplus. The combination of fiscal and monetary stimulus was impressive and, in our opinion, a step in the right direction.

    However, in the last quarter of 2001, investors began to anticipate a recovery, but we did not share their enthusiasm. We continued to believe, as we had for most of the period, that the anticipated sharp recovery was unlikely to materialize. The traditional engines of growth in the economy include increased business investment, increased consumer spending, and low inventory levels, and the latter was the only area that saw positive developments. In our opinion, the drawing down of surplus inventories on a global basis in the past year has certainly been impressive. However, the consumer generally had no savings, was highly leveraged with debt, and faced an increasingly negative employment environment. Lower interest rates, low oil prices, and tax cuts somewhat offset this weakness, but we still believed the overall balance tipped to the negative for the consumer and the rest of the economy.

Q   HOW DID THE PORTFOLIO PERFORM
    IN THIS ENVIRONMENT?

A   For the 12-month period ended
December 31, 2001, the portfolio returned -14.97 percent. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown.

    By comparison, the MSCI World Index (net dividends) returned -16.82 percent for the same period. The MSCI World Index (net dividends) is a broad-based, unmanaged index composed of securities on stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, and assumes dividends are reinvested net of withholding tax. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   HOW DID YOU MANAGE THE
    PORTFOLIO IN THE RECENT MARKET ENVIRONMENT?

A   In spite of the challenging market
environment, our investment strategy has remained consistent. We use a top-down, optimized strategy to select stocks. We buy baskets of securities that are specifically designed to track the performance of a given country. We believe that this approach may be an efficient way to give shareholders exposure to the potential rewards of the global equity markets.

Q   WHAT IS YOUR OUTLOOK FOR
    THE COMING MONTHS?

A   Our outlook for the future
remains cautious. In our opinion, expectations for the Fed to begin raising interest rates in June of 2002 and for a V-shaped recovery in the first half of the year appear to be priced into the stock and bond markets. At the same time, U.S. technology stocks are priced consistent with expectations of 35 percent long-term earnings growth--a number that technology companies have never delivered, even in the best of times. In the absence of a significant catalyst in either the consumer or business segments of the U.S. economy, we remain skeptical that the recovery can be as strong and as close as the market is anticipating. We will likely continue to hold the fund in a defensive posture until we begin to see signs that more of the excesses in the economy and markets have been worked through the system.

                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  98.6%
AUSTRALIA  1.2%
National Australia Bank Ltd. ...............................  1,773    $   28,913
                                                                       ----------

BERMUDA  0.5%
Tyco International, Ltd. ...................................    200        11,780
                                                                       ----------

FINLAND  0.7%
Nokia (Ab) Oy (a)...........................................    651        16,782
                                                                       ----------

FRANCE  5.4%
Adventis, SA (a)............................................    132         9,371
Axa-UAP.....................................................    298         6,226
BNP Paribas, SA (a).........................................     53         4,741
Carrefour, SA...............................................    280        14,556
France Telecom..............................................    142         5,675
L'Oreal, SA.................................................    196        14,115
Sanofi--Synthelabo, SA......................................    178        13,278
Suez, SA (a)................................................    738        22,336
Total, Class B..............................................    165        23,559
Vivendi Universal, SA.......................................    339        18,558
                                                                       ----------
                                                                          132,415
                                                                       ----------
GERMANY  3.2%
DaimlerChrysler, AG.........................................    400        17,215
Deutsche Bank, AG...........................................    100         7,068
Deutsche Telekom, AG........................................    500         8,590
E.On, AG....................................................    300        15,537
SAP, AG.....................................................    100        13,023
Siemens, AG.................................................    250        16,546
                                                                       ----------
                                                                           77,979
                                                                       ----------
HONG KONG  1.2%
Hutchison Whampoa Ltd. .....................................  3,000        29,047
                                                                       ----------

ITALY  2.4%
Assicurazioni Generali......................................    525        14,581
ENI SpA.....................................................  2,000        25,067

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
ITALY (CONTINUED)
Telecom Italia Moblie SpA (a)...............................  2,000    $   11,162
Telecom Italia SpA..........................................  1,000         8,545
                                                                       ----------
                                                                           59,355
                                                                       ----------
JAPAN  7.8%
Canon, Inc. ................................................  1,000        34,425
Honda Motor Co. ............................................    400        15,968
Matsushita Electric Industrial Co. Ltd. ....................  2,000        25,693
Mitsubishi Tokyo Financial Group, Inc. .....................      6        40,256
Nippon Telegraph & Telephone Corp. .........................      3         9,778
Nomura Holdings, Inc. (a)...................................  1,000        12,823
Sony Corp. .................................................    300        13,716
Sumitomo Mitsui Banking Corp. (a)...........................  1,000         4,236
Tokyo Electric Power Co., Inc. .............................    800        17,037
Toyota Motor Corp. .........................................    700        17,739
                                                                       ----------
                                                                          191,671
                                                                       ----------
NETHERLANDS  3.5%
ABN Amro Holdings...........................................    536         8,631
Aegon NV....................................................    294         7,956
ING Groep NV (a)............................................    498        12,696
Philips Electronics NV (a)..................................    500        14,857
Royal Dutch Petroleum Co. ..................................    594        30,086
Unilever NV (a).............................................    190        11,137
                                                                       ----------
                                                                           85,363
                                                                       ----------
SPAIN  1.7%
Banco Bilbao Vizcaya Argentaria, SA (a).....................  1,198        14,823
Banco Santander Central Hispano, SA (a).....................  1,600        13,402
Telefonica de Espana (a)....................................    989        13,232
                                                                       ----------
                                                                           41,457
                                                                       ----------
SWEDEN  0.9%
Ericsson Telefon LM, Ser B..................................  4,300        23,448
                                                                       ----------

SWITZERLAND  2.7%
Credit Suisse Group.........................................    131         5,589
Nestle, SA..................................................     80        17,064
Novartis AG.................................................    472        17,064
Roche Holdings Genusscheine AG..............................    211        15,066
Swiss Reinsurance (a).......................................     58         5,836
UBS AG......................................................    125         6,312
                                                                       ----------
                                                                           66,931
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
UNITED KINGDOM  10.5%
AstraZeneca Plc.............................................    383    $   17,250
Barclays....................................................    407        13,461
BP Plc......................................................  4,525        35,129
BT Group Plc (a)............................................  2,268         8,342
CGNU Plc (a)................................................  1,019        12,518
Diageo Plc (a)..............................................  2,013        22,973
GlaxoSmithKline Plc (a).....................................    988        24,748
HBOS Plc (a)................................................  1,432        16,571
HSBC Holdings...............................................  1,235        14,471
Lloyds TSB Group............................................  1,257        13,633
mmO2 Plc (a)................................................  2,268         2,852
Royal Bank of Scotland Group Plc (a)........................    587        14,269
Shell Transport & Trading Co. Plc (a).......................  1,762        12,091
Tesco Plc (a)...............................................  5,071        18,357
Vodafone Group Plc (a)......................................  11,546       30,172
                                                                       ----------
                                                                          256,837
                                                                       ----------
UNITED STATES  56.9%
Abbott Laboratories, Inc. ..................................    300        16,725
Alcoa, Inc. ................................................    500        17,775
Allstate Corp. .............................................    300        10,110
American Express Co. .......................................    400        14,276
American Home Products Corp. ...............................    300        18,408
American International Group, Inc. .........................    200        15,880
Amgen, Inc. (a).............................................    200        11,288
Anheuser-Busch Cos., Inc. ..................................    600        27,126
AOL Time Warner, Inc. (a)...................................    600        19,260
Applied Materials, Inc. (a).................................    200         8,020
AT&T Corp. .................................................    500         9,070
AT&T Wireless Services, Inc. (a)............................    170         2,443
Automatic Data Processing, Inc. ............................    400        23,560
Bank of America Corp. ......................................    200        12,590
Bank of New York Co., Inc. .................................    200         8,160
Bank One Corp. .............................................    200         7,810
Baxter International, Inc. .................................    300        16,089
BellSouth Corp. ............................................    400        15,260
Boeing Co. .................................................    300        11,634
Bristol-Myers Squibb Co. ...................................    300        15,300
Cardinal Health, Inc. ......................................    200        12,932
ChevronTexaco Corp. ........................................    200        17,922
Cisco Systems, Inc. (a).....................................  1,300        23,543
Citigroup, Inc. ............................................    700        35,336
Clear Channel Communications, Inc. (a)......................    300        15,273

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
UNITED STATES (CONTINUED)
Coca-Cola Co. ..............................................    400    $   18,860
Dell Computer Corp. (a).....................................    500        13,590
Dow Chemical Co. ...........................................    500        16,890
Du Pont (E.I.) de Nemours & Co. ............................    500        21,255
Duke Energy Corp. ..........................................    600        23,556
El Paso Corp. ..............................................    200         8,922
Electronic Data Systems Corp. ..............................    100         6,855
Eli Lilly & Co. ............................................    200        15,708
EMC Corp. (a)...............................................    600         8,064
Exxon Mobil Corp. ..........................................  1,400        55,020
Fannie Mae..................................................    300        23,850
First Data Corp. ...........................................    200        15,690
FleetBoston Financial Corp. ................................    200         7,300
Ford Motor Co. .............................................    900        14,148
Freddie Mac.................................................    100         6,540
General Electric Co. .......................................  1,400        56,112
General Motors Corp. .......................................    200         9,720
Gillette Co. ...............................................    300        10,020
Hewlett-Packard Co. ........................................    600        12,324
Home Depot, Inc. ...........................................    400        20,404
Household International, Inc. ..............................    200        11,588
Intel Corp. ................................................  1,100        34,595
International Business Machines Corp. ......................    300        36,288
J.P. Morgan Chase & Co. ....................................    240         8,724
Johnson & Johnson...........................................    400        23,640
Kimberly-Clark Corp. .......................................    200        11,960
Liberty Media Corp., Class A (a)............................    800        11,200
Lucent Technologies, Inc. (a)...............................  1,000         6,290
Marsh & McLennan Cos., Inc. ................................    100        10,745
MBNA Corp. .................................................    200         7,040
McData Corp., Class A (a)...................................     14           343
McDonald's Corp. ...........................................    900        23,823
Medtronic, Inc. ............................................    300        15,363
Merck & Co., Inc. ..........................................    400        23,520
Merrill Lynch & Co., Inc. ..................................    200        10,424
Microsoft Corp. (a).........................................    700        46,375
Minnesota Mining & Manufacturing Co. .......................    200        23,642
Motorola, Inc. .............................................    600         9,012
Oracle Corp. (a)............................................    800        11,048
PepsiCo, Inc. ..............................................    200         9,738
Pfizer, Inc. ...............................................    900        35,865
Pharmacia Corp. ............................................    400        17,060

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
UNITED STATES (CONTINUED)
Philip Morris Co., Inc. ....................................    500    $   22,925
Procter & Gamble Co. .......................................    200        15,826
QUALCOMM, Inc. (a)..........................................    100         5,050
Raytheon Co. ...............................................      1            32
SBC Communications, Inc. ...................................    500        19,585
Schlumberger Ltd. ..........................................    300        16,485
Target Corp. ...............................................    200         8,210
Texas Instruments, Inc. ....................................    400        11,200
U.S. Bancorp................................................    500        10,465
United Technologies Corp. ..................................    200        12,926
Verizon Communications, Inc. ...............................    400        18,984
Viacom, Inc., Class B (a)...................................    400        17,660
Wachovia Corp. .............................................    300         9,408
Walgreen Co. ...............................................    400        13,464
Wal-Mart Stores, Inc. ......................................    500        28,775
Walt Disney Co. ............................................    800        16,576
Washington Mutual, Inc. ....................................    300         9,810
Wells Fargo & Co. ..........................................    300        13,035
WorldCom, Inc.--MCI Group...................................     12           152
WorldCom, Inc.--Worldcom Group (a)..........................    500         7,040
                                                                       ----------
                                                                        1,396,509
                                                                       ----------

TOTAL INVESTMENTS  98.6%
  (Cost $2,296,044).................................................    2,418,487
FOREIGN CURRENCY  0.1%
  (Cost $2,398).....................................................        2,366
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.........................       32,710
                                                                       ----------

NET ASSETS  100.0%..................................................   $2,453,563
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $2,296,044).........................    $2,418,487
Foreign Currency (Cost $2,398)..............................         2,366
Cash........................................................        62,043
Receivables:
  Expense Reimbursement from Adviser........................        12,270
  Dividends.................................................         4,519
Forward Foreign Currency Contract...........................         2,500
Other.......................................................        44,772
                                                                ----------
    Total Assets............................................     2,546,957
                                                                ----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................         2,601
  Portfolio Shares Repurchased..............................           403
Trustees' Deferred Compensation and Retirement Plans........        63,228
Accrued Expenses............................................        27,162
                                                                ----------
    Total Liabilities.......................................        93,394
                                                                ----------
NET ASSETS..................................................    $2,453,563
                                                                ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,550,631
Net Unrealized Appreciation.................................       124,878
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (54,609)
Accumulated Net Realized Loss...............................      (167,337)
                                                                ----------
NET ASSETS..................................................    $2,453,563
                                                                ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $2,453,563 and 256,250
  shares of beneficial interest issued and outstanding).....    $     9.57
                                                                ==========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,906)......  $  41,759
Interest....................................................        137
                                                              ---------
    Total Income............................................     41,896
                                                              ---------
EXPENSES:
Investment Advisory Fee.....................................     26,995
Accounting..................................................     21,648
Audit.......................................................     15,809
Trustees' Fees and Related Expenses.........................     15,301
Shareholder Reports.........................................     15,178
Shareholder Services........................................     15,029
Custody.....................................................     10,679
Legal.......................................................      1,175
Other.......................................................      4,585
                                                              ---------
    Total Expenses..........................................    126,399
    Expense Reduction ($26,995 Investment Advisory Fee and
      $67,010 Other)........................................     94,005
                                                              ---------
    Net Expenses............................................     32,394
                                                              ---------
NET INVESTMENT INCOME.......................................  $   9,502
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(161,708)
  Foreign Currency Transactions.............................       (663)
                                                              ---------
Net Realized Loss...........................................   (162,371)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    436,189
                                                              ---------
  End of the Period:
    Investments.............................................    122,443
    Forward Foreign Currency Contract.......................      2,500
    Foreign Currency Translation............................        (65)
                                                              ---------
                                                                124,878
                                                              ---------
Net Unrealized Depreciation During the Period...............   (311,311)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(473,682)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(464,180)
                                                              =========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $    9,502           $     8,363
Net Realized Gain/Loss...........................      (162,371)              721,017
Net Unrealized Depreciation During the Period....      (311,311)           (1,351,062)
                                                     ----------           -----------
Change in Net Assets from Operations.............      (464,180)             (621,682)
                                                     ----------           -----------

Distributions from and in Excess of Net
  Investment Income..............................           -0-               (45,562)

Distributions from Net Realized Gain.............       (57,674)             (658,500)
                                                     ----------           -----------
Total Distributions..............................       (57,674)             (704,062)
                                                     ----------           -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (521,854)           (1,325,744)
                                                     ----------           -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................       160,657             1,179,139
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        57,674               704,062
Cost of Shares Repurchased.......................      (440,287)           (1,707,231)
                                                     ----------           -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      (221,956)              175,970
                                                     ----------           -----------
TOTAL DECREASE IN NET ASSETS.....................      (743,810)           (1,149,774)
NET ASSETS:
Beginning of the Period..........................     3,197,373             4,347,147
                                                     ----------           -----------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $54,609 and $67,496, respectively)...    $2,453,563           $ 3,197,373
                                                     ==========           ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 YEAR ENDED DECEMBER 31,
CLASS I SHARES                       ------------------------------------------------
                                      2001       2000       1999      1998      1997
                                     ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $ 11.50    $ 16.94    $13.21    $11.00    $11.66
                                     -------    -------    ------    ------    ------
  Net Investment Income............      .02        .07       .24       .09       .11
  Net Realized and Unrealized
    Gain/Loss......................    (1.74)     (2.60)     3.71      2.26      1.69
                                     -------    -------    ------    ------    ------
Total from Investment Operations...    (1.72)     (2.53)     3.95      2.35      1.80
                                     -------    -------    ------    ------    ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......      -0-        .23       .04       .14       .11
  Distributions from and in Excess
    of Net Realized Gain...........      .21       2.68       .18       -0-      2.35
                                     -------    -------    ------    ------    ------
Total Distributions................      .21       2.91       .22       .14      2.46
                                     -------    -------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $  9.57    $ 11.50    $16.94    $13.21    $11.00
                                     =======    =======    ======    ======    ======

Total Return*......................  -14.97%    -14.81%    30.06%    21.61%    15.85%
Net Assets at End of the Period (In
  millions)........................  $   2.5    $   3.2    $  4.3    $  3.4    $  3.0
Ratio of Expenses to Average Net
  Assets* (a)......................    1.20%      1.32%     1.20%     1.20%     1.20%
Ratio of Net Investment Income to
  Average Net Assets*..............     .35%       .20%      .42%      .79%      .76%
Portfolio Turnover.................      40%        49%        7%        3%      132%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (a).......................    4.68%      4.05%     4.84%     6.27%     6.78%
Ratio of Net Investment Loss to
  Average Net Assets...............   (3.13%)    (2.53%)   (3.22%)   (4.82%)   (4.82%)

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .12% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Global Equity Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Portfolio commenced investment operations on July 3, 1995.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized loss differs for financial reporting purposes and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, gains or losses recognized for tax purposes on open forward currency transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2001, for federal income tax purposes, the cost of long-term investments is $2,296,065; the aggregate gross unrealized appreciation is $371,959 and the aggregate gross unrealized depreciation is $249,537, resulting in net unrealized appreciation on long-term investments of $122,422.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Net permanent book and tax differences relating to currency losses totaling $663 were reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income. Additionally, a permanent book and tax difference relating to gains from sale of PFIC securities totaling $4,048 was reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       1.00%
Next $500 million...........................................        .95%
Over $1 billion.............................................        .90%

    The Adviser has entered into a subadvisory agreement, dated April 1, 1997 with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its advisory fee to the Subadviser.

    For the year ended December 31, 2001, the Adviser voluntarily waived $26,995 of its investment advisory fees and assumed $67,010 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $1,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized approximately $1,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31,

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

2001, the Portfolio recognized expenses of approximately $14,900. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $42,913 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 2001, Van Kampen owned 95,241 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

For the year ended December 31, 2001, share transactions were as follows:

Beginning Shares............................................     278,080
Sales.......................................................      15,617
Dividend Reinvestment.......................................       3,817
Repurchases.................................................     (41,264)
                                                              ----------
Ending Shares...............................................     256,250
                                                              ==========
Capital at 12/31/01.........................................  $2,550,631
                                                              ==========

    For the year ended December 31, 2000, share transactions were as follows:

Beginning Shares............................................     256,613
Sales.......................................................      73,047
Dividend Reinvestment.......................................      61,600
Repurchases.................................................    (113,180)
                                                              ----------
Ending Shares...............................................     278,080
                                                              ==========
Capital at 12/31/00.........................................  $2,772,587
                                                              ==========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,069,293 and $1,310,093, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio, foreign currency exposure, or generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The following forward foreign currency contract was outstanding as of December 31, 2001:

                                                                          UNREALIZED
                                                              CURRENT    APPRECIATION/
                                                               VALUE     DEPRECIATION
SHORT CONTRACT:
Japanese Yen,
  5,937,240 expiring 03/20/02...............................  $45,500       $2,500
                                                              -------       ------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Global Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Global Equity Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GLOBAL EQUITY PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1585 Broadway
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2001. The Portfolio designated and paid $57,674 as a long-term capital gain distribution. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1995  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT ANR GE 2/02                                                Member NASD/SIPC.
                                                                 5224B02-AP-2/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS      10
                         FINANCIAL STATEMENTS      13
                NOTES TO FINANCIAL STATEMENTS      18
               REPORT OF INDEPENDENT AUDITORS      27

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      28
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29
              TRUSTEE AND OFFICER INFORMATION      30

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                                 CLASS I         CLASS II
-----------------------------------------------------------------------------
One-year total return based on NAV(1)               6.92%           6.73%
-----------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                              6.69%             N/A
-----------------------------------------------------------------------------
Ten-year average annual total return based on
NAV(1)                                              6.05%             N/A
-----------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     6.82%           6.77%
-----------------------------------------------------------------------------
Commencement date                                04/07/86        12/15/00
-----------------------------------------------------------------------------
SEC Yield(2)                                        4.34%           4.08%
-----------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The returns for Class II Shares include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Portfolio shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1991--December 31, 2001)

 [LINE GRAPH]

                                                                                                   LEHMAN BROTHERS MUTUAL FUND
                                                                                                  GOVERMENT/MORTGAGE INDEX IS A
                                                                                                  BROAD-BASED, UNMANAGED INDEX,
                                                                                                    WHICH REFLECTS THE GENERAL
                                                                                                  PERFORMANCE OF U.S. GOVERNMENT
                                                                 LIT-GOVERNMENT PORTFOLIO*       AND MORTGAGE-BACKED SECURITIES.+
                                                                 -------------------------       --------------------------------
12/91                                                                     10000.00                          10000.00
                                                                           9865.00                           9856.96
                                                                          10203.00                          10248.80
                                                                          10514.00                          10682.70
12/92                                                                     10573.00                          10713.20
                                                                          10940.00                          11136.80
                                                                          11221.00                          11417.30
                                                                          11383.00                          11695.70
12/93                                                                     11405.00                          11706.80
                                                                          10951.00                          11382.10
                                                                          10794.00                          11275.30
                                                                          10837.00                          11340.40
12/94                                                                     10877.00                          11383.10
                                                                          11417.00                          11939.80
                                                                          11981.00                          12638.90
                                                                          12201.00                          12877.00
12/95                                                                     12744.00                          13409.40
                                                                          12460.00                          13191.80
                                                                          12468.00                          13269.80
                                                                          12656.00                          13510.60
12/96                                                                     13014.00                          13903.10
                                                                          12903.00                          13837.80
                                                                          13402.00                          14333.50
                                                                          13846.00                          14791.40
12/97                                                                     14265.00                          15229.40
                                                                          14473.00                          15467.40
                                                                          14796.00                          15819.60
                                                                          15619.00                          16512.80
12/98                                                                     15490.00                          16642.00
                                                                          15309.00                          16566.30
                                                                          14970.00                          16451.80
                                                                          15055.00                          16581.00
12/99                                                                     14970.00                          16550.90
                                                                          15398.00                          16959.80
                                                                          15615.00                          17280.10
                                                                          16067.00                          17796.80
12/00                                                                     16827.00                          18590.90
                                                                          17225.00                          19076.30
                                                                          17206.00                          19148.40
                                                                          18068.00                          20075.80
12/01                                                                     17991.00                          20025.00

This chart compares your portfolio's performance to that of the Lehman Brothers Mutual Fund Government/ Mortgage Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class I shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Performance for other share classes will vary. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
* Wiesenberger(R)
(+) Lehman Brothers

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GOVERNMENT PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001. THE PORTFOLIO IS MANAGED BY THE ADVISER'S HIGH GRADE TEAM. CURRENT MEMBERS(1) INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR, PAUL O'BRIEN, EXECUTIVE DIRECTOR AND DAVID HOROWITZ, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED DURING THE REPORTING PERIOD, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to rapidly shift its attention from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut short-term interest rates on January 3, 2001 by 50 basis points. This was only the first of 11 cuts during the year, for a total reduction of 475 basis points or 4.75 percent. Despite the Fed's efforts, the first of these moves did not have an appreciable affect on the economy, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product (GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The bond market reacted favorably to the interest rate cuts through the first 10 months of the year. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration assets.

    The market shifted again in early November, as confidence appeared to slowly return to the investor psyche. A combination of stabilization in geo-political events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to sell their long-duration Treasury holdings. This pushed interest rates at the long end of the curve higher while rates on the short end fell even further in response to continued interest rate cuts (the last cut of the year came on December 11). This further steepened the yield curve.

    Falling interest rates had an enormous impact on the market for mortgage-backed securities (MBS) during the year. Investors were attracted by the securities' high credit quality and yield spread over Treasuries. This buying activity reduced the yield spread of MBS over Treasuries for the first five months of the year. For much of the rest of the year, MBS rates declined in step with those of Treasuries. This had the effect of lowering mortgage rates to very low levels over the period, which triggered a wave of refinancing activity as homeowners moved to lock in lower interest rates.

    For the twelve-month period ending December 31, 2001, the portfolio generated a total return of 6.92 percent. Total return based on net asset value
(NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio returns would have been lower.

    By comparison, the Lehman Brothers Mutual Fund Government/Mortgage Index, the portfolio's benchmark, posted a total return of 7.71 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government and mortgage-backed securities, does not reflect any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and portfolio shares when redeemed, may be worth more or less than original cost. As a result of recent market activity, current performance may vary from the figures shown. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   We positioned the portfolio to take
advantage of the dominant market trends of the period. The slowing economy led us to be constructive on interest rates, which we expected to continue to fall. As a result, we chose to add to the portfolio's holdings in agency securities in the first part of the year. We did this for two reasons. First, these bonds offer a yield spread over Treasuries with effectively the same credit quality. At the same time, we viewed them as being generally preferable to MBS in times of declining interest rates because they did not have prepayment risk or carry concurrent risk of yield spread widening to Treasuries.

    The market was also quick to recognize the value in these securities and bid up their prices as interest rates continued to fall. This caused many of our holdings to reach their price targets, and so we reduced the portfolio's exposure to selected issues later in the year. The primary exception to this was longer-maturity agency securities. Several government agencies took advantage of lower interest rates and issued bonds in the longer maturity range. The increased supply, coupled with lower investor demand, caused many of the bonds to be at what we considered attractive prices.

    We also adjusted the portfolio's exposure to MBS in response to the falling interest-rate environment. When interest rates fall, homeowners have increasing incentive to refinance their mortgages. This is good for homeowners but generally bad for mortgage bond holders, whose bonds often end up being called away. Bonds with above-market, or premium, coupons are especially vulnerable to prepayments. We moved to try and protect the portfolio's shareholders from these effects by selectively selling higher-coupon holdings that had met our performance objectives. Many of these sales were of 30-year bonds with coupons in the 7.5 percent range, which over the period saw a great deal of prepayments. In their stead, we purchased attractive lower-coupon bonds that met our investment profile for the portfolio. Many of these purchases were 30-year coupon bonds in the 6.5 percent range.

    Late in the year, our analysis led us to conclude that the general trend to lower interest rates was likely to come to an end as the market's expectations turned to an incipient economic recovery. As a result, we moved to shorten the portfolio's duration slightly in the fourth quarter and adjusted the portfolio's exposure along the yield curve by shifting some assets out of the intermediate part of the curve. Holdings are subject to change daily.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   In general, we expect a more
constructive environment. We agree with the general sentiment that the economy is likely to improve as we move through 2002, with economic growth turning positive. At the same time, we expect inflation to remain tame, coming in below 2 percent, and the dollar to remain stable.

    Within that context, we anticipate that the bond markets will react as they historically have done in times of strengthening economic conditions, with interest rates rising across the yield curve as investors demand more compensation for holding bonds. In this scenario, interest rates at the short end of the curve are likely to rise even more than on the long end; this would have the effect of flattening the yield curve. We believe this may occur throughout 2002.

                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                         COUPON           MATURITY            VALUE
          COLLATERALIZED MORTGAGE
          OBLIGATIONS  3.7%
$1,500    Federal Home Loan Mortgage
          Corp. ............................   5.500%    04/15/15               $ 1,533,187
   300    Federal National Mortgage
          Association Pools ................   6.000     02/25/02                   308,738
   750    Federal National Mortgage
          Association Pools.................   6.022     11/25/10                   748,986
                                                                                -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS....................................     2,590,911
                                                                                -----------

          MORTGAGE BACKED SECURITIES  21.5%
 1,699    Federal Home Loan Mortgage Corp.
          30 Year Pools.....................   6.000     06/01/29 to 09/01/29     1,676,068
 2,523    Federal Home Loan Mortgage Corp.
          30 Year Pools.....................   6.500     05/01/29 to 06/01/31     2,536,324
 1,392    Federal Home Loan Mortgage Corp.
          30 Year Pools.....................   7.500     10/01/24 to 11/01/29     1,440,555
    78    Federal Home Loan Mortgage Corp.
          30 Year Pools.....................   8.000     09/01/24 to 10/01/24        82,162
 1,512    Federal National Mortgage
          Association 15 Year Pools.........   6.000     01/01/14 to 08/01/14     1,524,595
   411    Federal National Mortgage
          Association 15 Year Pools.........   6.500     06/01/09 to 04/01/11       422,923
   657    Federal National Mortgage
          Association 15 Year Pools.........   7.000     07/01/10 to 01/01/12       683,867
   130    Federal National Mortgage
          Association 30 Year Pools.........   5.500     07/01/24 to 02/01/29       125,715
   175    Federal National Mortgage
          Association 30 Year Pools.........   6.000     03/01/28 to 12/01/28       172,554
 1,174    Federal National Mortgage
          Association 30 Year Pools.........   6.500     03/01/26 to 06/01/28     1,182,016
   654    Federal National Mortgage
          Association 30 Year Pools.........   7.500     05/01/24 to 01/01/31       677,690
   142    Federal National Mortgage
          Association 30 Year Pools.........   8.000     06/01/24 to 10/01/24       150,664

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                         COUPON           MATURITY            VALUE
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  236    Federal National Mortgage
          Association 30 Year Pools.........  11.000%    11/01/20               $   268,919
 1,050    Government National Mortgage
          Association 30 Year Pools.........   6.500     05/15/23 to 03/15/29     1,055,777
 1,851    Government National Mortgage
          Association 30 Year Pools.........   7.000     04/15/23 to 11/15/27     1,904,553
   552    Government National Mortgage
          Association 30 Year Pools.........   7.500     12/15/21 to 06/15/24       577,221
   154    Government National Mortgage
          Association 30 Year Pools.........   8.000     05/15/17 to 01/15/23       163,698
    74    Government National Mortgage
          Association 30 Year Pools.........   8.500     05/15/17 to 07/15/17        80,082
   255    Government National Mortgage
          Association 30 Year Pools.........   9.500     06/15/09 to 10/15/09       279,618
    16    Government National Mortgage
          Association 30 Year Pools.........  11.000     09/15/10 to 08/15/20        18,413
                                                                                -----------

TOTAL MORTGAGE BACKED SECURITIES  21.5%......................................    15,023,414
                                                                                -----------

          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  1.8%
 1,050    Federal National Mortgage
          Association Pools.................   6.250     05/15/29                 1,050,573
   200    Federal National Mortgage
          Association Pools.................   7.250     05/15/30                   226,572
                                                                                -----------

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS............................     1,277,145
                                                                                -----------

          UNITED STATES TREASURY OBLIGATIONS  39.0%
 5,200    United States Treasury Bonds
          (a)...............................   6.000     02/15/26                 5,354,960
 1,500    United States Treasury Bonds......   7.625     11/15/22                 1,836,300
 1,000    United States Treasury Bonds
          (a)...............................   8.000     11/15/21                 1,265,780
 1,600    United States Treasury Bonds
          (a)...............................   8.125     08/15/19                 2,020,208
   800    United States Treasury Bonds......   8.750     08/15/20                 1,073,376
 1,250    United States Treasury Bonds
          (a)...............................   9.250     02/15/16                 1,690,850
   350    United States Treasury Bonds
          (a)...............................  10.375     11/15/12                   449,550
   200    United States Treasury Bonds......  10.750     08/15/05                   244,496
   700    United States Treasury Bonds
          (a)...............................  12.000     08/15/13                   977,795
 1,700    United States Treasury Notes......   6.000     08/15/09                 1,812,676
 2,900    United States Treasury Notes
          (a)...............................   6.250     02/15/03                 3,026,353

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                         COUPON           MATURITY            VALUE
          UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$4,100    United States Treasury Notes......   6.750%    05/15/05               $ 4,460,431
 2,675    United States Treasury Notes......   7.500     02/15/05                 2,964,703
                                                                                -----------

TOTAL UNITED STATES TREASURY OBLIGATIONS  39.0%..............................    27,177,478
TOTAL LONG-TERM INVESTMENTS  66.0%
    (Cost $44,765,721).......................................................    46,068,948
                                                                                -----------

SHORT-TERM INVESTMENTS  33.1%
  Federal National Mortgage Association ($23,013,000 par, yielding 1.50%,
    01/02/02 maturity).......................................................    23,012,041
  United States Treasury Bill ($100,000 par, yielding 1.668%, 04/18/02
    maturity) (a)............................................................        99,506
                                                                                -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $23,111,547).........................................................    23,111,547
                                                                                -----------

TOTAL INVESTMENTS  99.1%
  (Cost $67,877,268).........................................................    69,180,495
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..................................       611,736
                                                                                -----------

NET ASSETS  100.0%...........................................................   $69,792,231
                                                                                ===========

(a) Assets segregated as collateral for open futures and forward transactions.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $67,877,268)........................  $69,180,495
Cash........................................................        2,390
Receivables:
  Interest..................................................      631,619
  Variation Margin on Futures...............................       71,328
  Portfolio Shares Sold.....................................       20,000
Other.......................................................       91,956
                                                              -----------
    Total Assets............................................   69,997,788
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       24,216
  Portfolio Shares Repurchased..............................        7,133
  Distributor and Affiliates................................        6,278
Trustees' Deferred Compensation and Retirement Plans........      133,137
Accrued Expenses............................................       29,555
Forward Commitments.........................................        5,238
                                                              -----------
    Total Liabilities.......................................      205,557
                                                              -----------
NET ASSETS..................................................  $69,792,231
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $73,730,656
Accumulated Undistributed Net Investment Income.............    2,986,355
Net Unrealized Appreciation.................................    1,309,057
Accumulated Net Realized Loss...............................   (8,233,837)
                                                              -----------
NET ASSETS..................................................  $69,792,231
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $60,124,146 and
    6,400,949 shares of beneficial interest issued and
    outstanding)............................................  $      9.39
                                                              ===========
  Class II Shares (Based on net assets of $9,668,085 and
    1,029,620 shares of beneficial interest issued and
    outstanding)............................................  $      9.39
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................    $3,535,289
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       311,244
Accounting..................................................        39,025
Trustees' Fees and Related Expenses.........................        23,987
Audit.......................................................        20,282
Shareholder Services........................................        15,367
Custody.....................................................        12,633
Distribution (12b-1) and Service Fees.......................         8,912
Legal.......................................................         1,742
Other.......................................................        16,037
                                                                ----------
    Total Expenses..........................................       449,229
    Investment Advisory Fee Reduction.......................        65,238
    Less Credits Earned on Cash Balances....................         2,430
                                                                ----------
    Net Expenses............................................       381,561
                                                                ----------
NET INVESTMENT INCOME.......................................    $3,153,728
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $1,352,861
  Futures...................................................       102,011
  Forward Commitments.......................................       (61,953)
                                                                ----------
Net Realized Gain...........................................     1,392,919
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     1,803,219
                                                                ----------
  End of the Period:
    Investments.............................................     1,303,227
    Futures.................................................        11,068
    Forward Commitments.....................................        (5,238)
                                                                ----------
                                                                 1,309,057
                                                                ----------
Net Unrealized Depreciation During the Period...............      (494,162)
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $  898,757
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $4,052,485
                                                                ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $ 3,153,728         $  3,248,215
Net Realized Gain/Loss...........................      1,392,919             (273,002)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................       (494,162)           3,272,705
                                                     -----------         ------------
Change in Net Assets from Operations.............      4,052,485            6,247,918
                                                     -----------         ------------

Distributions from Net Investment Income:
  Class I Shares.................................     (3,258,020)          (3,304,902)
  Class II Shares................................        (25,663)                 -0-
                                                     -----------         ------------
Total Distributions..............................     (3,283,683)          (3,304,902)
                                                     -----------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        768,802            2,943,016
                                                     -----------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     19,900,289            6,323,182
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      3,283,683            3,304,902
Cost of Shares Repurchased.......................     (9,283,376)         (10,777,565)
                                                     -----------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     13,900,596           (1,149,481)
                                                     -----------         ------------
TOTAL INCREASE IN NET ASSETS.....................     14,669,398            1,793,535
NET ASSETS:
Beginning of the Period..........................     55,122,833           53,329,298
                                                     -----------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,986,355 and $3,180,439, respectively).......    $69,792,231         $ 55,122,833
                                                     ===========         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS I SHARES                         --------------------------------------------------
                                       2001 (A) (B)     2000      1999     1998     1997
                                       --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................    $9.30        $ 8.82    $ 9.59    $8.92    $8.67
                                          -----        ------    ------    -----    -----
  Net Investment Income...............      .47           .56       .53      .52      .56
  Net Realized and Unrealized
    Gain/Loss.........................      .15           .48      (.84)     .24      .23
                                          -----        ------    ------    -----    -----
Total from Investment Operations......      .62          1.04      (.31)     .76      .79
Less Distributions from and in Excess
  of Net Investment Income............      .53           .56       .46      .09      .54
                                          -----        ------    ------    -----    -----
NET ASSET VALUE, END OF THE PERIOD....    $9.39        $ 9.30    $ 8.82    $9.59    $8.92
                                          =====        ======    ======    =====    =====

Total Return*.........................    6.92%        12.40%    -3.36%    8.59%    9.61%
Net Assets at End of the Period (In
  millions)...........................    $60.1        $ 55.1    $ 53.3    $57.1    $52.6
Ratio of Expenses to Average Net
  Assets*.............................     .60%          .60%      .60%     .60%     .60%
Ratio of Net Investment Income to
  Average Net Assets*.................    5.09%         6.14%     5.92%    5.74%    6.51%
Portfolio Turnover....................      82%          180%       92%     107%     119%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................     .71%          .79%      .74%     .73%     .74%
Ratio of Net Investment Income to
  Average Net Assets..................    4.99%         5.95%     5.78%    5.61%    6.37%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.27% to 5.09%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      DECEMBER 15, 2000
                                                          YEAR          (COMMENCEMENT
CLASS II SHARES                                          ENDED          OF INVESTMENT
                                                      DECEMBER 31,     OPERATIONS) TO
                                                      2001 (B) (C)    DECEMBER 31, 2000
                                                      ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............    $9.31              $9.28
                                                         -----              -----
  Net Investment Income..............................      .40                .02
  Net Realized and Unrealized Gain...................      .21                .01
                                                         -----              -----
Total from Investment Operations.....................      .61                .03
Less Distributions from Net Investment Income........      .53                -0-
                                                         -----              -----
NET ASSET VALUE, END OF THE PERIOD...................    $9.39              $9.31
                                                         =====              =====

Total Return (a)**...................................    6.73%               .32%*
Net Assets at End of the Period (In millions)........    $ 9.7              $ 1.0
Ratio of Expenses to Average Net Assets**............     .85%               .85%
Ratio of Net Investment Income to Average Net
  Assets**...........................................    4.51%              5.61%
Portfolio Turnover...................................      82%               180%
 * Non-annualized
 ** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............     .96%              1.40%
Ratio of Net Investment Income to Average Net
  Assets.............................................    4.41%              5.06%

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.69% to 4.51%. Per share, ratios and supplemental data for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Government Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Portfolio did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $38,161 reduction in cost of securities and a corresponding $38,161 increase in net unrealized appreciation based on securities held by the Portfolio on January 1, 2001.

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $169,574; increase net unrealized appreciation by $141,357, and increase net realized gains by $28,217. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the year ended December 31, 2001 was to increase net investment income and decrease realized gain/loss by $58,106.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $8,197,243 which will expire between December 31, 2002 and December 31, 2008. Of this amount, $4,471,849 will expire on December 31, 2002. Net realized loss may differ for financial and tax reporting purposes primarily as a result of the deferral of losses resulting from straddle positions, and gains recognized for tax purposes on open futures positions at December 31, 2001.

    At December 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $68,110,529, the aggregate gross unrealized appreciation is $1,175,895 and the aggregate gross unrealized depreciation is $105,929, resulting in net unrealized appreciation on long- and short-term investments of $1,069,966.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent book and tax difference relating to paydowns on mortgage-backed securities totaling $25,968 has been reclassified to accumulated net realized loss from accumulated undistributed net investment income.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, custody fees were reduced by $2,430 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2001 was .50%

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2001, the Adviser voluntarily waived $65,238 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $1,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $14,500, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $14,900. Transfer agency

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $56,967 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $64,177,966 and $9,552,690 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   1,072,363    $ 9,920,990
  Class II................................................   1,074,989      9,979,299
                                                            ----------    -----------
Total Sales...............................................   2,147,352    $19,900,289
                                                            ==========    ===========
Dividend Reinvestment:
  Class I.................................................     360,400    $ 3,258,020
  Class II................................................       2,836         25,663
                                                            ----------    -----------
Total Dividend Reinvestment...............................     363,236    $ 3,283,683
                                                            ==========    ===========
Repurchases:
  Class I.................................................    (956,103)   $(8,830,104)
  Class II................................................     (48,313)      (453,272)
                                                            ----------    -----------
Total Repurchases.........................................  (1,004,416)   $(9,283,376)
                                                            ==========    ===========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $59,829,060 and $1,000 for Class I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................     732,707    $  6,322,182
  Class II................................................         108           1,000
                                                            ----------    ------------
Total Sales...............................................     732,815    $  6,323,182
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................     390,059    $  3,304,902
  Class II................................................         -0-             -0-
                                                            ----------    ------------
Total Dividend Reinvestment...............................     390,059    $  3,304,902
                                                            ==========    ============
Repurchases:
  Class I.................................................  (1,245,955)   $(10,777,565)
  Class II................................................         -0-             -0-
                                                            ----------    ------------
Total Repurchases.........................................  (1,245,955)   $(10,777,565)
                                                            ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $44,720,664 and $51,402,490, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2001, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................        48
Futures Opened..............................................       444
Futures Closed..............................................      (268)
                                                                  ----
Outstanding at December 31, 2001............................       224
                                                                  ====

    The futures contracts outstanding as of December 31, 2001 and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
5-year U.S. Treasury Note--March 2002 (Current Notional
  Value of $105,828 per contract)...........................     169         $ 56,784
U.S. Treasury Bond--March 2002 (Current Notional Value of
  $101,531 per contract)....................................      11          (24,438)
                                                                 ---         --------
                                                                 180           32,346
SHORT CONTRACTS:
10-year U.S. Treasury Note--March 2002 (Current Notional
  Value of $105,141 per contract)...........................      44          (21,278)
                                                                 ---         --------
                                                                 224         $ 11,068
                                                                 ===         ========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

B. FORWARD COMMITMENTS The Portfolio trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments. The following forward commitments were outstanding as of December 31, 2001.

PAR                                                                          UNREALIZED
AMOUNT                                                         CURRENT      APPRECIATION/
(000)    DESCRIPTION                                            VALUE       DEPRECIATION
         LONG CONTRACT:
         Federal National Mortgage Association January
$2,400   Forward, 7.50% coupon............................    $2,476,512       $(5,238)
                                                              ----------       -------

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by Federally sponsored agencies-Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Portfolio also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $3,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Government Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1991  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT ANR GOVT 2/02                                              Member NASD/SIPC.
                                                                 5215B02-AP-2/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
             Q&A WITH YOUR PORTFOLIO MANAGERS       4

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       7
                         FINANCIAL STATEMENTS       9
                NOTES TO FINANCIAL STATEMENTS      14
               REPORT OF INDEPENDENT AUDITORS      19

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      20
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      21
              TRUSTEE AND OFFICER INFORMATION      22

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN LIFE INVESTMENT TRUST--MONEY MARKET PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2001. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MONEY MARKET TEAM. CURRENT MEMBERS(1) INCLUDE DALE ALBRIGHT, VICE PRESIDENT AND JONATHAN PAGE, EXECUTIVE DIRECTOR, WHO COMBINED HAVE OVER FOUR DECADES OF INDUSTRY EXPERIENCE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE ECONOMIC AND MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A   Yields available from money-market
securities continued to trend downward during 2001 resulting in a 475 basis point decline for the full calendar year. By December 11, the Federal Open Market Committee had lowered its federal funds target rate to 1.75 percent, a 40-year low. These low yield levels reflect the Federal Reserve Bank's accommodative posture as it tried to moderate the slowing pace of economic activity which became evident during the spring and summer of 2001 and deteriorated following the September 11 terrorist attacks.

    Although the portfolio's income stream was certainly affected by this decline in short-term interest rates, it continued to provide shareholders with a competitive level of current income, as well as relative stability and daily liquidity at $1.00 per share.

    As of December 31, 2001, the portfolio's seven-day current yield was 1.58 percent for Class I shares, and 1.34 percent for Class II shares.

    For the twelve months ended December 31, 2001, the portfolio posted a total return at net asset value of 3.68 percent for Class I shares, and 3.44 percent for Class II shares.

    Please note that the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate accounts levels. The returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

Q   HOW DID YOU MANAGE
    THE PORTFOLIO IN LIGHT OF THESE CONDITIONS?

A   We have continued to invest the
portfolio in high-quality commercial paper, Federal agency obligations, overnight repurchase agreements, and bank notes and negotiable certificates of deposit of financially strong commercial banks. Over the past twelve months, we raised our high credit standards even higher in the portfolio by using an increased mix of Federal agency obligations, while at the same time attempting to limit purchases of corporate obligations to only those issuers that possess both top short-term credit ratings and relatively high long-term debt ratings as well. As of December 31, 2001, approximately 28.6 percent of the portfolio's total investments were invested in U.S. Treasury and government agency securities. The bulk of the portfolio--roughly 50 percent of total investments--was invested in commercial paper issued by corporations with strong credit ratings. Another 7.8 percent of the portfolio was invested in bank notes and negotiable certificates of deposit (CD's) issued by highly-rated banks, with the remaining 13.7 percent invested in overnight repurchase agreements.

    In the economic environment of declining interest rates, we purchased longer maturities of selected high-quality issuers. Our strategy in doing so was to attempt to extend the weighted average maturity of the portfolio in order to lock in current market rates for longer periods of time.

    As of December 31, 2001, the portfolio's weighted average maturity was 43 days, with 91 percent of holdings due to mature in less than three months. Therefore, we believe the portfolio is well positioned for relative stability of principal with a very high degree of liquidity.

Q   WHAT IS YOUR OUTLOOK
    FOR THE MARKET OVER THE COMING MONTHS?

A   We expect the pace of economic
activity during the first six months of 2002 to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery historically has led to moderately higher levels of short-term interest rates, which we anticipate may occur particularly during the second half of 2002.

    We continue to keep the portfolio's investment objectives at the forefront of our efforts, seeking to maintain a high level of current income with the preservation of capital.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

The portfolio is offered through a variable insurance contract.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                      DISCOUNT
PAR                                                   YIELD ON
AMOUNT                                                DATE OF    MATURITY    AMORTIZED
(000)     DESCRIPTION                                 PURCHASE     DATE        COST
          COMMERCIAL PAPER  49.0%
$2,000    Abbey National, PLC.......................   1.802%    01/04/02   $ 1,999,700
 2,500    American Honda Finance Corp. .............   1.804     01/28/02     2,496,625
 2,500    ChevronTexaco Corp. ......................   1.806     02/20/02     2,493,750
 2,500    Ciesco, LP................................   1.956     01/08/02     2,499,052
 2,500    Fcar Owner Trust II.......................   1.826     02/15/02     2,494,312
 1,000    General Electric Capital Corp. ...........   2.294     01/24/02       998,543
 2,500    Goldman Sachs Group, Inc. ................   2.090     01/04/02     2,499,565
 2,500    IBM Credit Corp. .........................   2.111     01/02/02     2,499,853
 2,500    JP Morgan Chase & Co. ....................   1.980     02/01/02     2,495,738
 2,000    KfW International Finance, Inc. ..........   2.197     03/01/02     1,992,854
 2,000    New Center Asset Trust....................   1.854     05/20/02     1,985,791
 1,000    Societe Generale..........................   3.818     01/07/02       999,378
 2,500    UBS Finance, Inc. ........................   1.788     03/28/02     2,489,369
 2,500    USAA Capital Corp. .......................   1.901     01/11/02     2,498,681
                                                                            -----------
          TOTAL COMMERCIAL PAPER.........................................    30,443,211
                                                                            -----------

          U.S. GOVERNMENT AGENCY OBLIGATIONS  28.0%
 4,000    Federal Home Loan Bank Discount Note......   2.272     01/11/02     3,997,489
 1,000    Federal Home Loan Bank Discount Note......   2.185     10/04/02       983,593
 3,000    Federal Home Loan Mortgage Association
          Discount Note.............................   2.193     01/30/02     2,994,732
 1,000    Federal Home Loan Mortgage Association
          Discount Note.............................   3.652     01/31/02       997,017
   500    Federal Home Loan Mortgage Association
          Discount Note.............................   4.118     04/24/02       493,785
 1,000    Federal National Mortgage Association
          Discount Note.............................   4.370     03/05/02       992,650
 2,000    Federal National Mortgage Association
          Discount Note.............................   2.219     03/08/02     1,991,933
 2,000    Federal National Mortgage Association
          Discount Note.............................   2.242     09/24/02     1,967,489
 3,000    United States Treasury Bill...............   1.822     03/21/02     2,988,084
                                                                            -----------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.......................    17,406,772
                                                                            -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                      DISCOUNT
PAR                                                   YIELD ON
AMOUNT                                                DATE OF    MATURITY    AMORTIZED
(000)     DESCRIPTION                                 PURCHASE     DATE        COST
          NOTES  6.5%
$2,000    Bank of America Corp. ....................   2.470%    01/07/02   $ 2,000,000
 2,000    Wells Fargo Bank..........................   2.250     01/15/02     2,000,000
                                                                            -----------
          TOTAL NOTES....................................................     4,000,000
                                                                            -----------

          CERTIFICATES OF DEPOSIT  1.2%
   750    Toronto Dominion Holdings, Inc. ..........   3.690     01/09/02       750,016
                                                                            -----------

          REPURCHASE AGREEMENTS  13.4%
          BankAmerica Securities ($8,335,000 par collateralized by U.S.
          Government obligations in a pooled cash account, dated
          12/31/01, to be sold on 01/02/02 at $8,335,810)................     8,335,000
                                                                            -----------

TOTAL INVESTMENTS  98.1%.................................................    60,934,999
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%..............................     1,200,937
                                                                            -----------

NET ASSETS  100.0%.......................................................   $62,135,936
                                                                            ===========

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments, at amortized cost which approximates
  market value, including repurchase agreements of
  $8,335,000................................................  $60,934,999
Cash........................................................        2,568
Receivables:
  Portfolio Shares Sold.....................................    1,269,033
  Interest..................................................       36,039
Other.......................................................       88,381
                                                              -----------
    Total Assets............................................   62,331,020
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       11,498
  Investment Advisory Fee...................................       10,717
  Distributor and Affiliates................................        7,421
Trustees' Deferred Compensation and Retirement Plans........      129,168
Accrued Expenses............................................       36,280
                                                              -----------
    Total Liabilities.......................................      195,084
                                                              -----------
NET ASSETS..................................................  $62,135,936
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $62,137,725
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (1,789)
                                                              -----------
NET ASSETS..................................................  $62,135,936
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $48,398,263 and
    48,400,034 shares of beneficial interest issued and
    outstanding)............................................  $      1.00
                                                              ===========
  Class II Shares (Based on net assets of $13,737,673 and
    13,737,691 shares of beneficial interest issued and
    outstanding)............................................  $      1.00
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................    $1,706,456
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       216,521
Shareholder Reports.........................................        31,685
Audit.......................................................        26,620
Accounting..................................................        24,567
Shareholder Services........................................        16,959
Trustees' Fees and Related Expenses.........................        16,875
Custody.....................................................        15,291
Distribution (12b-1) and Service Fees.......................        11,797
Legal.......................................................         1,760
Other.......................................................        11,379
                                                                ----------
    Total Expenses..........................................       373,454
    Investment Advisory Fee Reduction.......................       100,393
    Less Credits Earned on Cash Balances....................         1,647
                                                                ----------
    Net Expenses............................................       271,414
                                                                ----------
NET INVESTMENT INCOME.......................................    $1,435,042
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $1,435,042
                                                                ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                   YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2001    DECEMBER 31, 2000
                                                --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $  1,435,042         $  1,695,937
                                                  ------------         ------------
Distributions from and in Excess of Net
  Investment Income:
  Class I Shares..............................      (1,327,200)          (1,695,957)
  Class II Shares.............................        (109,606)                  (5)
                                                  ------------         ------------
Total Distributions...........................      (1,436,806)          (1,695,962)
                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................          (1,764)                 (25)
                                                  ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................     118,211,361           34,278,493
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................       1,436,806            1,695,962
Cost of Shares Repurchased....................     (87,262,888)         (39,516,256)
                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................      32,385,279           (3,541,801)
                                                  ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.........      32,383,515           (3,541,826)
NET ASSETS:
Beginning of the Period.......................      29,752,421           33,294,247
                                                  ------------         ------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $1,789 and $25, respectively).....    $ 62,135,936         $ 29,752,421
                                                  ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS I SHARES                               -----------------------------------------
                                             2001     2000     1999     1998     1997
                                             -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $1.00    $1.00    $1.00    $1.00    $1.00
                                             -----    -----    -----    -----    -----
  Net Investment Income....................    .04      .06      .05      .05      .05
  Less Distributions from and in Excess of
    Net Investment Income..................    .04      .06      .05      .05      .05
                                             -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD.........  $1.00    $1.00    $1.00    $1.00    $1.00
                                             =====    =====    =====    =====    =====

Total Return*..............................  3.68%    5.93%    4.63%    5.02%    5.06%
Net Assets at End of the Period (In
  millions)................................  $48.4    $29.7    $33.3    $26.7    $19.7
Ratio of Expenses to Average Net Assets*
  (a)......................................   .60%     .61%     .62%     .60%     .60%
Ratio of Net Investment Income to Average
  Net Assets*..............................  3.43%    5.76%    4.56%    4.88%    4.95%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (a)......................................   .84%     .97%     .93%     .99%     .98%
Ratio of Net Investment Income to Average
  Net Assets...............................  3.20%    5.40%    4.25%    4.49%    4.57%

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the years ended December 31, 2000 and 1999, respectively.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      DECEMBER 15, 2000
                                                          YEAR          (COMMENCEMENT
                                                         ENDED          OF INVESTMENT
CLASS II SHARES                                       DECEMBER 31,     OPERATIONS) TO
                                                          2001        DECEMBER 31, 2000
                                                      ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............  $    1.00            $1.00
                                                       ---------            -----
  Net Investment Income..............................        .03              -0-(a)
  Less Distributions from and in Excess of Net
    Investment Income................................        .03              -0-(a)
                                                       ---------            -----
NET ASSET VALUE, END OF THE PERIOD...................  $    1.00            $1.00
                                                       =========            =====

Total Return* (b)....................................      3.44%             .23%**
Net Assets at End of the Period (In thousands).......  $13,737.7            $ 4.5
Ratio of Expenses to Average Net Assets* (c).........       .85%             .86%
Ratio of Net Investment Income to Average Net
  Assets*............................................      2.36%            6.85%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)..........      1.09%            1.63%
Ratio of Net Investment Income to Average Net
  Assets.............................................      2.13%            6.08%

** Non-Annualized

(a) Net Investment Income and Distributions from Net Investment Income are less than $.01 per share.

(b) This return includes combined Rule 12b-1 fees and service fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost, any discount is accreted, and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,790, which will expire between December 31, 2003 and December 31, 2008.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.

    Due to inherent differences in the recognition of certain expenses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Portfolio's custody fee was reduced by $1,647 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2001 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares.

    For the year ended December 31, 2001, the Adviser voluntarily waived $100,393 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $1,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $14,000, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of the "Accounting" expense on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $16,000. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $53,939 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $48,400,034 and $13,737,691 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class I...............................................  101,629,106    $101,629,106
  Class II..............................................   16,582,255      16,582,255
                                                          -----------    ------------
Total Sales.............................................  118,211,361    $118,211,361
                                                          ===========    ============
Dividend Reinvestment:
  Class I...............................................    1,328,290    $  1,328,290
  Class II..............................................      108,516         108,516
                                                          -----------    ------------
Total Dividend Reinvestment.............................    1,436,806    $  1,436,806
                                                          ===========    ============
Repurchases:
  Class I...............................................  (84,305,292)   $(84,305,292)
  Class II..............................................   (2,957,596)     (2,957,596)
                                                          -----------    ------------
Total Repurchases.......................................  (87,262,888)   $(87,262,888)
                                                          ===========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $29,747,930 and $4,516 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class I................................................   34,273,982    $ 34,273,982
  Class II...............................................        4,511           4,511
                                                           -----------    ------------
Total Sales..............................................   34,278,493    $ 34,278,493
                                                           ===========    ============
Dividend Reinvestment:
  Class I................................................    1,695,957    $  1,695,957
  Class II...............................................            5               5
                                                           -----------    ------------
Total Dividend Reinvestment..............................    1,695,962    $  1,695,962
                                                           ===========    ============
Repurchases:
  Class I................................................  (39,516,256)   $(39,516,256)
  Class II...............................................          -0-             -0-
                                                           -----------    ------------
Total Repurchases........................................  (39,516,256)   $(39,516,256)
                                                           ===========    ============

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $7,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
MONEY MARKET PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1991  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT ANR MM 2/02                                                Member NASD/SIPC.
                                                                 5218B02-AP-2/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      21
               REPORT OF INDEPENDENT AUDITORS      26



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      27
              TRUSTEE AND OFFICER INFORMATION      28

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
January 18, 2002

Dear Policyholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.3%
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            0.2%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                                           CLASS II
-------------------------------------------------------------------
One-year total return based on NAV(1)                       -38.26%
-----------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
  NAV(1)                                                    -45.80%
-----------------------------------------------------------------------
Commencement date                                          09/25/00
-----------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

PERFORMANCE OF A $10,000 INVESTMENT

(September 25, 2000--December 31, 2001)

 [LINE GRAPH]

                                                                                               RUSSELL MID-CAP(R) GROWTH INDEX
                                                                                               IS AN UNMANAGED INDEX GENERALLY
                                                                                             REPRESENTATIVE OF MID-CAPITALIZATION
                                                          LIT-AGGRESSIVE GROWTH PORTFOLIO*             GROWTH STOCKS.**
                                                          --------------------------------   ------------------------------------
9/25/00                                                               10000.00                             10000.00
                                                                       9760.00                              9853.90
                                                                       8510.00                              9179.40
                                                                       6630.00                              7184.70
12/00                                                                  7460.00                              7563.00
                                                                       7040.00                              7995.00
                                                                       6100.00                              6612.10
                                                                       5381.00                              5665.80
                                                                       5758.00                              6610.30
                                                                       5584.00                              6579.20
6/01                                                                   5370.00                              6582.60
                                                                       5095.00                              6138.70
                                                                       4708.00                              5693.80
                                                                       4056.00                              4752.80
                                                                       4229.00                              5252.40
                                                                       4494.00                              5817.80
12/01                                                                  4606.00                              6039.00

This chart compares your portfolio's performance to that of the Russell Midcap(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composites and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class II shares of the portfolio. The portfolio's performance assumes reinvestment of dividends and capital gains, and does not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the portfolio's performance found in the following pages.

Source:
 * Wiesenberger(R)
** Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--AGGRESSIVE GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2001. THE TEAM IS CO-LED BY GARY LEWIS, MANAGING DIRECTOR, AND DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR. LEWIS AND BRICKHOUSE HAVE MANAGED THE PORTFOLIO SINCE ITS INCEPTION. THEY ARE JOINED BY JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; AND MATTHEW HART, VICE PRESIDENT.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE REPORTING PERIOD?

A   The portfolio returned
-38.26 percent for the 12 months ended December 31, 2001. Total return based on net asset value (NAV) of Class II shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, they would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    By comparison, the Russell Midcap(R) Growth Index, the portfolio's benchmark, returned -20.15 percent. The Russell Midcap(R) Growth Index is an unmanaged index generally representative of mid-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS THAT AFFECTED THE PORTFOLIO DURING THE PERIOD?

A   The past year has been difficult for
the portfolio's style of investing, which seeks stocks with rising earnings expectations or rising valuations. For most of the year, these factors proved to be negatively correlated with performance. Unfortunately, this is characteristic of a highly rotational market that lacks leadership or clear-cut trends. Our style of investing, which has historically been good at identifying major themes, was crippled in this rotational environment. The best performing strategies for the year were low valuations and low growth rates.

    However, toward the end of the year, we began to see signs of fundamental economic improvement. We believe the September 11 terrorist attacks caused a capitulation-type of bottom in the economy and the market. Furthermore, factors such as the 11 rate cuts by the Federal Reserve Board, economic stimulus, and progress in the war in Afghanistan have helped consumer confidence rebound. These conditions spurred a stock market rally in the fourth quarter of 2001, led by technology stocks.

Q   WHAT STRATEGY DID YOU USE TO
    MANAGE THE PORTFOLIO IN SUCH VOLATILE CONDITIONS?

A   Despite a year-end boost, the
market lacked conviction for most of the period. In our opinion, these conditions called for a prudent, more diversified approach. We expanded the number of names held by the portfolio to 152, which we believe is near the higher end of the number of holdings we would expect the portfolio to hold at any given time. We also tried to limit individual holdings to no more than 2 percent of the overall portfolio. Additionally, in September, we moved the portfolio's sector weightings closer to the sector weightings in the portfolio's benchmark index, the Russell Midcap(R) Growth Index.

Q   WHICH STOCKS HAD A
    SIGNIFICANT EFFECT ON THE PORTFOLIO'S PERFORMANCE?

A   Among the portfolio's top
contributors was NVIDIA, which makes graphics accelerator chips for PCs and gaming systems. NVIDIA's stock benefited from the demand for Microsoft's new gaming system Xbox, as well as a stronger-than-expected personal computer (PC) cycle late in the year. Electronics retailer Best Buy also contributed to the portfolio's performance. The digitalization of the consumer--the strong demand for new or improved electronics such as DVDs, big-screen televisions, and PC upgrades--has helped Best Buy's stock continue to be rewarded by the market. Peoplesoft, which produces enterprise software that helps to manage human resources and customer relations, also performed well during the period.

    Conversely, Express Scripts, a pharmaceutical benefit management company, was among the portfolio's largest disappointments. This company was hurt by increased competition. Sanmina, an electronics contract manufacturer, also declined as demand cooled for telecommunications equipment. Biotechnology company Millennium Pharmaceuticals announced an acquisition that the market punished, which also detracted from the portfolio's performance.

    Keep in mind that not all stocks in the portfolio performed as favorably as those mentioned, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Q   WHAT IS YOUR OUTLOOK?

A   While we are relatively cautious in
the portfolio's positioning for the near term, we do anticipate a steady and better-than-expected improvement in the economy throughout 2002. Although we are beginning to see more opportunities that fit our strategy and the macro environment appears to be improving, we believe any upside could be limited by what we consider to be high valuations that exist in the marketplace. However, two factors--economic recovery and the lean cost structures that some companies have achieved through layoffs and capital spending cuts--may bode well for some companies to report better-than-expected results.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  91.6%
ADVERTISING  1.2%
TMP Worldwide, Inc. (a).....................................    260    $   11,154
Univision Communications, Inc., Class A (a).................    390        15,779
                                                                       ----------
                                                                           26,933
                                                                       ----------
AEROSPACE & DEFENSE  0.3%
Titan Corp. (a).............................................    250         6,237
                                                                       ----------

AIR FREIGHT & COURIERS  0.7%
FedEx Corp. (a).............................................    280        14,526
                                                                       ----------

APPAREL RETAIL  0.7%
TJX Co., Inc. ..............................................    380        15,147
                                                                       ----------

APPLICATION SOFTWARE  5.3%
Cadence Design Systems, Inc. (a)............................    630        13,810
ChoicePoint, Inc. (a).......................................    260        13,179
Electronic Arts, Inc. (a)...................................    400        23,980
Intuit, Inc. (a)............................................    380        16,256
Kronos, Inc. (a)............................................    140         6,773
National Instruments Corp. (a)..............................    130         4,870
PeopleSoft, Inc. (a)........................................    380        15,276
Reynolds & Reynolds Co., Class A............................    250         6,062
Synopsys, Inc. (a)..........................................    260        15,358
                                                                       ----------
                                                                          115,564
                                                                       ----------
AUTO PARTS & EQUIPMENT  0.5%
Johnson Controls, Inc. .....................................    130        10,497
                                                                       ----------

BANKS  3.6%
First Tennessee National Corp. .............................    520        18,855
Investors Financial Services Corp. .........................    130         8,607
Marshall & Ilsley Corp. ....................................    140         8,859
North Fork Bancorp..........................................    520        16,635
SouthTrust Corp. ...........................................    500        12,335
TCF Financial Corp. ........................................    260        12,475
                                                                       ----------
                                                                           77,766
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
BIOTECHNOLOGY  8.3%
Affymetrix, Inc. (a)........................................    280    $   10,570
Cephalon, Inc. (a)..........................................    250        18,896
Genzyme Corp. (a)...........................................    410        24,543
Gilead Sciences, Inc. (a)...................................    520        34,174
IDEC Pharmaceuticals Corp. (a)..............................    560        38,601
Protein Design Labs, Inc. (a)...............................    330        10,824
Sepracor, Inc. (a)..........................................    420        23,965
Stericycle, Inc. (a)........................................    130         7,914
Transkaryotic Therapies, Inc. (a)...........................    250        10,700
                                                                       ----------
                                                                          180,187
                                                                       ----------
BROADCASTING & CABLE TV  0.5%
USA Networks, Inc. (a)......................................    420        11,470
                                                                       ----------

BUILDING PRODUCTS  0.8%
American Standard Co., Inc. (a).............................    260        17,740
                                                                       ----------

CASINOS & GAMING  0.3%
GTECH Holdings Corp. (a)....................................    130         5,888
                                                                       ----------

CATALOG RETAIL  0.3%
Lands' End, Inc. ...........................................    140         7,022
                                                                       ----------

COMMODITY CHEMICALS  0.3%
RPM, Inc. ..................................................    380         5,495
                                                                       ----------

COMPUTER & ELECTRONICS RETAIL  2.4%
Best Buy Co., Inc. (a)......................................    270        20,110
CDW Computer Centers, Inc. (a)..............................    260        13,965
Circuit City Stores-Circuit City Group......................    710        18,424
                                                                       ----------
                                                                           52,499
                                                                       ----------
COMPUTER STORAGE & PERIPHERALS  0.7%
Emulex Corp. (a)............................................    380        15,014
                                                                       ----------

CONSTRUCTION & ENGINEERING  0.4%
Jacobs Engineering Group, Inc. (a)..........................    130         8,580
                                                                       ----------

CONSUMER FINANCE  1.7%
AmeriCredit Corp. (a).......................................    400        12,620
Capital One Financial Corp. ................................    300        16,185
Dun & Bradstreet Corp. (a)..................................    250         8,825
                                                                       ----------
                                                                           37,630
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
DATA PROCESSING SERVICES  2.6%
Affiliated Computer Services, Inc., Class A (a).............    250    $   26,532
BISYS Group, Inc. (a).......................................    260        16,637
DST Systems, Inc. (a).......................................    260        12,961
                                                                       ----------
                                                                           56,130
                                                                       ----------
DEPARTMENT STORES  0.5%
Dollar Tree Stores, Inc. (a)................................    330        10,200
                                                                       ----------

DIVERSIFIED CHEMICALS  0.2%
Solutia, Inc. ..............................................    390         5,468
                                                                       ----------

DIVERSIFIED COMMERCIAL SERVICES  2.3%
Apollo Group, Inc., Class A (a).............................    390        17,554
Concord EFS, Inc. (a).......................................    500        16,390
H&R Block, Inc. ............................................    340        15,198
                                                                       ----------
                                                                           49,142
                                                                       ----------
DIVERSIFIED FINANCIAL SERVICES  4.0%
Bear Stearns Co., Inc. .....................................    380        22,283
BlackRock, Inc. Class A (a).................................    130         5,421
E*TRADE Group, Inc. (a).....................................    600         6,150
John Nuveen Co., Class A....................................    190        10,161
Legg Mason, Inc. ...........................................    190         9,496
Moody's Corp. ..............................................    250         9,965
USA Education, Inc. ........................................    270        22,685
                                                                       ----------
                                                                           86,161
                                                                       ----------
ELECTRICAL COMPONENTS & EQUIPMENT  0.8%
SPX Corp. ..................................................    130        17,797
                                                                       ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS  4.1%
Broadcom Corp., Class A (a).................................    250        10,217
Celestica, Inc. (Canada) (a)................................    270        10,905
Intersil Corp., Class A (a).................................    390        12,577
Sanmina-SCI Corp. (a).......................................  1,140        22,686
Semtech Corp. (a)...........................................    520        18,559
Waters Corp. (a)............................................    380        14,725
                                                                       ----------
                                                                           89,669
                                                                       ----------
FOOD RETAIL  0.5%
Whole Foods Market, Inc. (a)................................    250        10,890
                                                                       ----------

FOOTWEAR  0.5%
NIKE, Inc., Class B.........................................    200        11,248
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
GENERAL MERCHANDISE STORES  0.4%
Ross Stores, Inc. ..........................................    260    $    8,341
                                                                       ----------

HEALTH CARE DISTRIBUTORS & SERVICES  1.7%
AmerisourceBergen Corp. ....................................    129         8,198
Henry Schein, Inc. (a)......................................    250         9,257
Lincare Holdings, Inc. (a)..................................    320         9,168
Patterson Dental Co. (a)....................................    250        10,232
                                                                       ----------
                                                                           36,855
                                                                       ----------
HEALTH CARE EQUIPMENT  2.9%
Beckman Coulter, Inc. ......................................    250        11,075
Cytyc Corp. (a).............................................    500        13,050
Diagnostic Products Corp. ..................................    130         5,713
Guidant Corp. (a)...........................................    380        18,924
St. Jude Medical, Inc. (a)..................................    190        14,753
                                                                       ----------
                                                                           63,515
                                                                       ----------
HEALTH CARE FACILITIES  2.4%
Quest Diagnostics, Inc. (a).................................    410        29,401
Tenet Healthcare Corp. (a)..................................    380        22,314
                                                                       ----------
                                                                           51,715
                                                                       ----------
HOME IMPROVEMENT RETAIL  0.6%
Lowe's Co., Inc. ...........................................    260        12,067
                                                                       ----------

HOMEBUILDING  0.4%
Centex Corp. ...............................................    140         7,993
                                                                       ----------

HOUSEHOLD PRODUCTS  0.5%
Church & Dwight Co, Inc. ...................................    120         3,196
Dial Corp. .................................................    500         8,575
                                                                       ----------
                                                                           11,771
                                                                       ----------
INDUSTRIAL MACHINERY  0.2%
Donaldson Co, Inc. .........................................    130         5,049
                                                                       ----------

INFORMATION TECHNOLOGY  0.5%
McDATA Corp., Class B (a)...................................    400        10,044
                                                                       ----------

INSURANCE BROKERS  0.4%
Arthur J. Gallagher & Co. ..................................    250         8,622
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
INTERNET RETAIL  0.9%
eBay, Inc. (a)..............................................    250    $   16,725
Ticketmaster, Class B (a)...................................    240         3,934
                                                                       ----------
                                                                           20,659
                                                                       ----------
INTERNET SOFTWARE & SERVICES  0.7%
FreeMarkets, Inc. (a).......................................    270         6,472
Overture Services, Inc. (a).................................    270         9,566
                                                                       ----------
                                                                           16,038
                                                                       ----------
IT CONSULTING & SERVICES  2.0%
Accenture Ltd., Class A (Bermuda) (a).......................    390        10,499
Internet Security Systems, Inc. (a).........................    200         6,412
Investment Technology Group, Inc. (a).......................    195         7,619
PEC Solutions, Inc. (a).....................................    140         5,265
SunGard Data Systems, Inc. (a)..............................    500        14,465
                                                                       ----------
                                                                           44,260
                                                                       ----------
LEISURE FACILITIES  0.2%
International Speedway Corp., Class A.......................    130         5,083
                                                                       ----------

LEISURE PRODUCTS  0.3%
Activision, Inc. (a)........................................    280         7,283
                                                                       ----------

MANAGED HEALTH CARE  3.1%
Caremark Rx, Inc. (a).......................................    760        12,396
Pediatrix Medical Group, Inc. (a)...........................    380        12,890
UnitedHealth Group, Inc. ...................................    380        26,893
WellPoint Health Networks, Inc. (a).........................    130        15,190
                                                                       ----------
                                                                           67,369
                                                                       ----------
MEAT POULTRY & FISH  0.3%
Smithfield Foods, Inc. (a)..................................    320         7,053
                                                                       ----------

METAL & GLASS CONTAINERS  0.5%
Ball Corp. .................................................    140         9,898
                                                                       ----------

NETWORKING EQUIPMENT  0.9%
Brocade Communications Systems, Inc. (a)....................    380        12,586
Riverstone Networks, Inc. (a)...............................    420         6,972
                                                                       ----------
                                                                           19,558
                                                                       ----------
OIL & GAS EQUIPMENT & SERVICES  3.6%
Baker Hughes, Inc. .........................................    590        21,517
BJ Services Co. (a).........................................    720        23,364
Smith International, Inc. (a)...............................    260        13,941

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
OIL & GAS EQUIPMENT & SERVICES (CONTINUED)
Weatherford International, Inc. (a).........................    520    $   19,375
                                                                       ----------
                                                                           78,197
                                                                       ----------
OIL & GAS EXPLORATION & PRODUCTION  1.1%
Apache Corp. ...............................................    275        13,717
EOG Resources, Inc. ........................................    260        10,169
                                                                       ----------
                                                                           23,886
                                                                       ----------
PACKAGED FOODS  1.4%
General Mills, Inc. ........................................    280        14,563
Hormel Foods Corp. .........................................    430        11,554
McCormick & Co., Inc. ......................................    130         5,456
                                                                       ----------
                                                                           31,573
                                                                       ----------
PHARMACEUTICALS  4.4%
American Pharmaceutical Partners, Inc. (a)..................  1,200        24,960
Barr Laboratories, Inc. (a).................................    190        15,078
Biovail Corp. (Canada) (a)..................................    250        14,063
King Pharmaceuticals, Inc. (a)..............................    270        11,375
Medicis Pharmaceutical Corp., Class A (a)...................    140         9,043
Mylan Laboratories, Inc. ...................................    565        21,188
                                                                       ----------
                                                                           95,707
                                                                       ----------
PUBLISHING & PRINTING  1.1%
Gemstar-TV Guide International, Inc. (a)....................    460        12,742
New York Times Co., Class A.................................    260        11,245
                                                                       ----------
                                                                           23,987
                                                                       ----------
RESTAURANTS  0.8%
Applebee's International, Inc. .............................    250         8,550
CBRL Group, Inc. ...........................................    280         8,243
                                                                       ----------
                                                                           16,793
                                                                       ----------
SEMICONDUCTOR EQUIPMENT  1.5%
Cabot Microelectronics Corp. (a)............................    130        10,303
KLA-Tencor Corp. (a)........................................    260        12,886
Lam Research Corp. (a)......................................    390         9,056
                                                                       ----------
                                                                           32,245
                                                                       ----------
SEMICONDUCTORS  6.1%
Genesis Microchip, Inc. (Canada) (a)........................    380        25,126
Marvell Technology Group Ltd. (Bermuda) (a).................    270         9,671
Maxim Integrated Products, Inc. (a).........................    250        13,128
Microchip Technology, Inc. (a)..............................    630        24,406
Microtune, Inc. (a).........................................    570        13,372
NVIDIA Corp. (a)............................................    510        34,119

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
SEMICONDUCTORS (CONTINUED)
RF Micro Devices, Inc. (a)..................................    630    $   12,115
                                                                       ----------
                                                                          131,937
                                                                       ----------
SPECIALTY CHEMICALS  0.2%
International Flavors & Fragrances, Inc. ...................    130         3,862
                                                                       ----------

SPECIALTY STORES  4.2%
AutoZone, Inc. (a)..........................................    250        17,950
Bed Bath & Beyond, Inc. (a).................................    260         8,814
Blockbuster, Inc., Class A..................................    380         9,576
Circuit City Stores, Inc.--CarMax Group (a).................    250         5,685
Michaels Stores, Inc. (a)...................................    260         8,567
O'Reilly Automotive, Inc. (a)...............................    250         9,118
Office Depot, Inc. (a)......................................    750        13,905
Pier 1 Imports, Inc. .......................................    240         4,162
Sonic Automotive, Inc. Class A (a)..........................    240         5,626
Williams-Sonoma, Inc. (a)...................................    200         8,580
                                                                       ----------
                                                                           91,983
                                                                       ----------
SYSTEMS SOFTWARE  2.6%
Network Associates, Inc. (a)................................    630        16,286
Symantec Corp. (a)..........................................    250        16,583
VERITAS Software Corp. (a)..................................    550        24,657
                                                                       ----------
                                                                           57,526
                                                                       ----------
TELECOMMUNICATIONS EQUIPMENT  1.7%
Nokia Corp.-- ADR (Finland).................................    650        15,945
Polycom, Inc. (a)...........................................    410        14,104
UTStarcom, Inc. (a).........................................    280         7,980
                                                                       ----------
                                                                           38,029
                                                                       ----------
TRADING COMPANIES & DISTRIBUTORS  0.5%
Numerical Technologies, Inc. (a)............................    280         9,856
                                                                       ----------

TOTAL LONG-TERM INVESTMENTS  91.6%
  (Cost $1,798,634).................................................    1,993,654

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                              VALUE
REPURCHASE AGREEMENT  10.4%
UBS Securities ($226,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on 01/02/02 at $226,021)
  (Cost $226,000)...................................................   $  226,000
                                                                       ----------

TOTAL INVESTMENTS  102.0%
  (Cost $2,024,634).................................................    2,219,654
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.0%).......................      (43,913)
                                                                       ----------

NET ASSETS  100.0%..................................................   $2,175,741
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $2,024,634).........................  $ 2,219,654
Receivables:
  Investments Sold..........................................      143,006
  Expense Reimbursement from Adviser........................       10,364
  Dividends.................................................          561
  Interest..................................................           11
Other.......................................................        8,159
                                                              -----------
    Total Assets............................................    2,381,755
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      141,754
  Distributor and Affiliates................................        1,949
  Custodian Bank............................................          408
  Portfolio Shares Repurchased..............................          325
Accrued Expenses............................................       48,844
Trustees' Deferred Compensation and Retirement Plans........       12,734
                                                              -----------
    Total Liabilities.......................................      206,014
                                                              -----------
NET ASSETS..................................................  $ 2,175,741
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 3,056,453
Net Unrealized Appreciation.................................      195,020
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (6,025)
Accumulated Net Realized Loss...............................   (1,069,707)
                                                              -----------
NET ASSETS..................................................  $ 2,175,741
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $2,175,741 and 481,186
  shares of beneficial interest issued and outstanding).....  $      4.52
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................  $   6,239
Dividends (Net of foreign withholding taxes of $11).........      4,029
                                                              ---------
    Total Income............................................     10,268
                                                              ---------
EXPENSES:
Custody.....................................................     25,090
Shareholder Reports.........................................     18,966
Audit.......................................................     16,725
Shareholder Services........................................     14,092
Trustees' Fees and Related Expenses.........................     13,903
Accounting..................................................     12,551
Investment Advisory Fee.....................................     11,417
Distribution (12b-1) and Service Fees.......................      2,985
Legal.......................................................        296
Other.......................................................      5,046
                                                              ---------
    Total Expenses..........................................    121,071
    Expense Reduction ($11,417 Investment Advisory Fee and
      $90,296 Other)........................................    101,713
    Less Credits Earned on Cash Balances....................        178
                                                              ---------
    Net Expenses............................................     19,180
                                                              ---------
NET INVESTMENT LOSS.........................................  $  (8,912)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(856,387)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (51,281)
  End of the Period.........................................    195,020
                                                              ---------
Net Unrealized Appreciation During the Period...............    246,301
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(610,086)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(618,998)
                                                              =========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Year Ended December 31, 2001 and the Period September 25, 2000 (Commencement of Investment Operations) through December 31, 2000

                                                                 SEPTEMBER 25, 2000
                                                                   (COMMENCEMENT
                                                                   OF INVESTMENT
                                               YEAR ENDED          OPERATIONS) TO
                                            DECEMBER 31, 2001    DECEMBER 31, 2000
                                            ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss........................    $   (8,912)           $     (566)
Net Realized Loss..........................      (856,387)             (213,320)
Net Unrealized Appreciation/Depreciation
  During the Period........................       246,301               (51,281)
                                               ----------            ----------
Change in Net Assets from Operations.......      (618,998)             (265,167)
Distributions from Net Investment Income...       (20,246)                  -0-
                                               ----------            ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...............................      (639,244)             (265,167)
                                               ----------            ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................     1,962,822               370,987
Net Asset Value of Shares Issued Through
  Dividend Reinvestment....................        20,246                   -0-
Cost of Shares Repurchased.................      (267,409)               (6,494)
                                               ----------            ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.............................     1,715,659               364,493
                                               ----------            ----------
TOTAL INCREASE IN NET ASSETS...............     1,076,415                99,326
NET ASSETS:
Beginning of the Period....................     1,099,326             1,000,000
                                               ----------            ----------
End of the Period (Including accumulated
  undistributed net investment income of
  ($6,025) and $16,451, respectively)......    $2,175,741            $1,099,326
                                               ==========            ==========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      SEPTEMBER 25, 2000
                                                          YEAR          (COMMENCEMENT
                                                         ENDED          OF INVESTMENT
                                                      DECEMBER 31,      OPERATIONS) TO
                                                          2001        DECEMBER 31, 2000
CLASS II SHARES                                       ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............   $  7.46            $ 10.00
                                                        -------            -------
  Net Investment Loss................................      (.02)               -0-
  Net Realized and Unrealized Loss...................     (2.82)             (2.54)
                                                        -------            -------
Total from Investment Operations.....................     (2.84)             (2.54)
Less Distributions from Net Investment Income........       .10                -0-
                                                        -------            -------
NET ASSET VALUE, END OF THE PERIOD...................   $  4.52            $  7.46
                                                        =======            =======

Total Return* (a)....................................   -38.26%            -25.40%**
Net Assets at End of the Period (In millions)........   $   2.2            $   1.1
Ratio of Expenses to Average Net Assets* (b).........     1.27%              1.26%
Ratio of Net Investment Loss to Average Net
  Assets*............................................     (.59%)             (.23%)
Portfolio Turnover...................................      303%                62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............     7.95%             15.73%
Ratio of Net Investment Loss to Average Net Assets...    (7.27%)           (14.70%)

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and services fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,040,740, which will expire between December 31, 2008 and 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of loses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $2,038,803; the aggregate gross unrealized appreciation is $206,740 and the aggregate gross unrealized depreciation is $25,889, resulting in net unrealized appreciation on long- and short-term investments of $180,851.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent difference relating to net operating loss totaling $5,869 has been reclassified to capital from accumulated distributions in excess of net investment income. Additionally, a permanent difference relating to excise tax and overdistribution of net investment

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

income totalling $793 and $20, respectively, were also reclassified to capital from accumulated distributions in excess of net investment income.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Portfolio's custody fee was reduced by $178 as a result of credits earned on cash balances:

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended December 31, 2001, the Adviser voluntarily waived $11,417 of its investment advisory fees and assumed $90,296 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $296 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the portfolio, of which a trustee of the portfolio is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such securities to each portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the year ended December 31, 2001, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $13,800. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $8,159 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $103,580.

    At December 31, 2001, Van Kampen owned 100,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $3,056,453. For the year ended December 31, 2001, share transactions were as follows:

Beginning Shares............................................    147,281
Sales.......................................................    376,241
Dividend Reinvestment.......................................      3,813
Repurchases.................................................    (46,149)
                                                                -------
Ending Shares...............................................    481,186
                                                                =======

    At December 31, 2000, capital aggregated $1,347,476. For the period ended December 31, 2000, share transactions were as follows:

Beginning Shares............................................    100,000
Sales.......................................................     48,182
Repurchases.................................................       (901)
                                                                -------
Ending Shares...............................................    147,281
                                                                =======

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,972,775 and $4,325,930, respectively.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $800.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Aggressive Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from September 25, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from September 25, 2000 through December 31, 2000 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
AGGRESSIVE GROWTH PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distribution paid by the Portfolio during its taxable year ended December 31, 2001. For corporate shareholders, 1% of the distributions qualify for the dividend received deductions. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees and the Portfolio's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Portfolio and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 2000  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 2000  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 2000  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 2000  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 2000  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 2000  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 2000  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 2000  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 2000  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 2000  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 2000  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 2000  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 2000  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 2000  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Portfolio trustees and is available, without charge, upon request by calling
(800) 341-2929.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

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Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
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